UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund: BlackRock Multi-Sector Income Trust (BIT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income             Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2014

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

ANNUAL REPORT

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of October 31, 2014	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 12.18% based on market price and 10.11% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Trusts (Leveraged) category posted an average return of 7.60% based on market price and 7.97% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The Trust’s favorable view on credit (corporate debt) prompted the Trust to maintain leverage near the high end of the permissible range, which aided performance at a time of positive market performance. A preference for companies generating cash flows sourced from the U.S. market also proved beneficial, as did holding large allocations to the higher-yielding credit sectors such as high yield bonds, subordinated financials and lower-quality investment grade bonds. The Trust’s security selection in the industrials sector, along with its preference for capital trust securities in the financial sector, helped performance within the investment grade space. A yield curve-flattening bias further aided performance in March of 2014, as longer-term rates declined more than short-term rates.

•	There were no material detractors from the Trust’s performance during the period.

Describe recent portfolio activity.

•

The Trust’s allocations to investment grade credit, high yield bonds and bank capital securities stayed largely unchanged based on the investment advisor’s continued positive outlook for corporate credit. Within the investment grade space, the Trust continued to favor financials and capital trust securities over industrials given the rising event risk in the industrial sector. The Trust modestly reduced leverage and tactically adjusted its duration positioning during the period. The Trust also looked for opportunities to increase its liquidity and overall credit quality where appropriate.

Describe portfolio positioning at period end.

•

As of period end, the Trust maintained its allocations to high yield debt and financials, with a preference for capital trust securities, and it retained a bias toward companies with U.S.-sourced cash flows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($13.54)[1]	7.13%
Current Monthly Distribution per Common Share[2]	$0.0805
Current Annualized Distribution per Common Share[2]	$0.9660
Economic Leverage as of October 31, 2014[3]	31%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

4	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Credit Allocation Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$13.54	$12.97	4.39%	$13.83	$12.51
Net Asset Value	$15.36	$14.99	2.47%	$15.64	$14.75

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	10/31/14	10/31/13
Corporate Bonds	78%	84%
Preferred Securities	16	14
Asset-Backed Securities	3	1
U.S. Treasury Obligations	1	—
Municipal Bonds	1	1
Foreign Agency Obligations	1	—

Credit Quality Allocation[1]	10/31/14	10/31/13[2]
AAA/Aaa[3]	2%	—
AA/Aa	2	3%
A	17	17
BBB/Baa	45	44
BB/Ba	21	21
B	9	12
CCC/Caa	2	1
N/R	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Information has been revised to conform to current year presentation.

[3]	Includes U.S. Government Sponsored Agency Securities and/or U.S. Treasury Obligations, which were deemed AAA by the investment advisor.

ANNUAL REPORT	OCTOBER 31, 2014	5

Trust Summary as of October 31, 2014	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned (0.89)% based on market price and 4.60% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (2.08)% based on market price and 4.07% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Exposure to floating rate loan interests (i.e. bank loans) rated in the B- and CCC quality range contributed positively to results. On an industry level, positioning in the gaming, retailers and wirelines sectors aided performance. Tactical exposure to fixed rate high yield corporate bonds also helped results given the outperformance of the asset class relative to bank loans during the period.

•

Conversely, positioning in loan assets within the electric utility and media & entertainment sectors detracted from performance. Exposure to credit default swaps on individual names within the gaming sector also dampened returns.

Describe recent portfolio activity.

•

Throughout the 12-month period, the Trust maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Trust modestly decreased its exposure to fixed-coupon high yield bonds and modestly increased its exposure to CCC-rated loans during the period. Loan prices declined towards the end of the period, presenting improved risk/reward profiles and more attractive entry points for purchases. The Trust continued to concentrate its investments in strong companies with stable cash flows and backed by high quality assets.

Describe portfolio positioning at period end.

•

At period end, the Trust held 93% of its total portfolio in floating rate loan interests (bank loans), with the remainder in corporate bonds, common stocks and convertible bonds. The Trust’s highest-conviction holdings included Level 3 Financing, Inc., Reynolds Group Issuer, Inc. and Alliance Boots Holdings Ltd.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($13.18)[1]	5.95%
Current Monthly Distribution per Common Share[2]	$0.0653
Current Annualized Distribution per Common Share[2]	$0.7836
Economic Leverage as of October 31, 2014[3]	30%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

6	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Floating Rate Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$13.18	$14.12	(6.66)%	$14.47	$13.06
Net Asset Value	$14.57	$14.79	(1.49)%	$14.92	$14.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bonds:

Portfolio Composition	10/31/14	10/31/13
Floating Rate Loan Interests	93%	83%
Corporate Bonds	4	13
Asset-Backed Securities	2	3
Common Stocks	1	1

Credit Quality Allocation[1]	10/31/14	10/31/13[2]
BBB/Baa	7%	7%
BB/Ba	38	36
B	43	49
CCC/Caa	4	3
N/R	8	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Information has been revised to conform to current year presentation.

ANNUAL REPORT	OCTOBER 31, 2014	7

Trust Summary as of October 31, 2014	BlackRock Multi-Sector Income Trust

Trust Overview

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the 12-month period ended October 31, 2014, the Trust returned 12.91% based on market price and 13.40% based on NAV. For the same period, the closed-end Lipper General Bond Funds category posted an average return of 8.97% based on market price and 9.49% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened slightly during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest contributions to the Trust’s positive performance came from exposure to high yield corporate bonds and asset-backed securities (“ABS”), in particular positions in home equity ABS. The Trust’s holdings in non-agency mortgage-backed securities (“MBS”) and capital securities also contributed to returns. Other positive contributions came from the Trust’s positions in commercial mortgage-backed securities (“CMBS”) and exposure to non-U.S. dollar securities.

•	The main detractor from the Trust’s performance was its modest use of derivative strategies, in particular interest rate futures.

Describe recent portfolio activity.

•

To help balance the Trust’s inherent bias towards a longer duration (sensitivity to interest rate movements) and significant concentration in high yield corporate bonds, the allocation to non-agency MBS and CMBS was increased during the second half of the reporting period. This was based on continued improvement in the real estate market and favorable supply/demand dynamics, particularly within the CMBS sector.

•

The Trust maintained a high level of leverage throughout the period in order to maximize its income generation potential. Given the low yield environment over the period, the Trust’s distribution yield remained stable.

Describe portfolio positioning at period end.

•

As of period end, the Trust was positioned to benefit from a continuation of a positive market environment for risk assets, with a high exposure to spread sectors such as high yield debt, as well as non-agency MBS and asset-backed securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2014 ($17.79)[1]	7.87%
Current Monthly Distribution per Common Share[2]	$0.1167
Current Annualized Distribution per Common Share[2]	$1.4004
Economic Leverage as of October 31, 2014[3]	48%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

8	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Multi-Sector Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/14	10/31/13	Change	High	Low
Market Price	$17.79	$17.04	4.40%	$18.67	$16.39
Net Asset Value	$19.87	$18.95	4.85%	$20.35	$18.81

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Portfolio Composition	10/31/14	10/31/13
Corporate Bonds	35%	42%
Non-Agency Mortgage-Backed Securities	29	25
Asset-Backed Securities	16	18
Preferred Securities	14	9
Floating Rate Loan Interests	5	5
Foreign Agency Obligations	1	1

Credit Quality Allocation[1]	10/31/14	10/31/13[2]
AAA/Aaa	—	1%
AA/Aa	—	1
A	3%	4
BBB/Baa	18	18
BB/Ba	25	23
B	17	20
CCC/Caa	21	22
CC/Ca	5	2
D	—	2
N/R	11	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Information has been revised to conform to current year presentation.

ANNUAL REPORT	OCTOBER 31, 2014	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shares.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of their total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower distributions paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value
ACAS CLO Ltd., Series 2014-1A, Class C, 3.13%, 7/18/26 (b)	USD	750	$712,343
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.70%, 7/15/26 (b)		1,250	1,182,875
ALM XIV Ltd., Series 2014-14A (b):
Class B, 3.18%, 7/28/26		5,000	4,807,082
Class C, 3.68%, 7/28/26		5,000	4,596,620
Apidos CLO XVII, Series 2014-17A, Class B, 3.08%, 4/17/26 (b)		1,000	961,730
Apidos CLO XVIII, Series 2014-18A, Class C, 3.88%, 7/22/26 (b)		1,800	1,687,645
Atlas Senior Loan Fund V Ltd., Series 2014-1A (b):
Class C, 3.25%, 7/16/26		1,000	956,238
Class D, 3.70%, 7/16/26		2,000	1,800,025
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 3.96%, 10/15/26 (b)		3,000	2,737,938
Atrium CDO Corp., Series 5A, Class A4, 0.62%, 7/20/20 (b)		9,000	8,599,601
Babson CLO Ltd., Series 2014-3A (b)(c):
Class C1, 3.23%, 1/15/26		1,500	1,461,750
Class D1, 3.73%, 1/15/26		1,000	941,400
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.13%, 10/17/26 (b)(c)		1,000	943,100
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class D, 3.55%, 10/20/26 (b)		1,500	1,413,750
BlueMountain CLO Ltd., Series 2011-1A, Class D, 4.23%, 8/16/22 (b)		2,000	1,994,817
CIFC Funding Ltd., Series 2014-3A (b):
Class C1, 2.95%, 7/22/26		1,500	1,425,287
Class D, 3.55%, 7/22/26		1,400	1,271,262
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.09%, 10/15/26 (b)		750	722,444
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.23%, 10/15/26 (b)		1,750	1,696,280
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.82%, 10/29/26 (b)(c)		1,000	942,500
Jamestown CLO Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (b)		3,250	2,999,614
Limerock CLO III LLC, Series 2014-3A, Class C, 3.83%, 10/20/26 (b)(c)		1,000	935,625
Madison Park Funding Ltd. (b):
Series 2012-10A, Class D, 4.48%, 1/20/25		3,000	2,975,959
Series 2012-8AR, Class CR, 3.03%, 4/22/22		1,350	1,339,902
Series 2012-8AR, Class DR, 4.08%, 4/22/22		1,500	1,472,820
Series 2014-14A, Class D, 3.83%, 7/20/26		2,000	1,891,185
Octagon Investment Partners XX Ltd., Series 2014-1A (b):
Class C, 3.04%, 8/12/26		1,000	953,133
Class D, 3.89%, 8/12/26		900	838,933
Octagon Loan Funding Ltd., Series 2014-1A, Class D, 3.85%, 11/18/26 (b)		1,500	1,397,489
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26 (b)		1,500	1,377,170
OZLM VIII Ltd., Series 2014-8A (b):
Class B, 3.28%, 10/17/26		900	863,970
Class C, 3.78%, 10/17/26		850	775,429
Regatta IV Funding Ltd., Series 2014-1A (b):
Class C, 3.18%, 7/25/26		1,500	1,442,005
Class D, 3.77%, 7/25/26		1,000	913,614

Asset-Backed Securities (a)		Par (000)	Value
Regatta V Funding Ltd., Series 2014-1A (b)(c):
Class B, 3.23%, 10/25/26	USD	1,000	$967,820
Class C, 3.68%, 10/25/26		1,000	925,390
Silver Spring CLO Ltd., Series 2014-1A, Class D, 3.72%, 10/15/26 (b)		750	677,334
SLM Student Loan Trust, Series 2004-B, Class A2, 0.43%, 6/15/21		2,973	2,957,725
Symphony CLO XV Ltd., Series 2014-15A (b)(c):
Class C, 3.43%, 10/17/26		1,500	1,456,800
Class D, 3.98%, 10/17/26		1,000	941,300
Venture CLO Ltd. (b):
Series 2013-13A, Class D, 3.78%, 6/10/25		800	734,539
Series 2014-18A, Class C, 3.39%, 10/15/26		800	771,429
Voya CLO Ltd., Series 2014-3A, Class C, 3.83%, 7/25/26 (b)		1,250	1,166,949
WhiteHorse IX Ltd., Series 2014-9A, Class C, 2.92%, 7/17/26 (b)		1,500	1,406,728
Total Asset-Backed Securities — 4.4%			73,037,549

Corporate Bonds
Aerospace & Defense — 0.7%
B/E Aerospace, Inc., 5.25%, 4/01/22		1,306	1,452,925
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		1,430	1,494,350
7.13%, 3/15/21		2,000	2,150,000
LSB Industries, Inc., 7.75%, 8/01/19		315	336,168
TransDigm, Inc.:
6.00%, 7/15/22		4,585	4,636,581
6.50%, 7/15/24		2,140	2,204,200

			12,274,224
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 7.88%, 9/01/19 (b)		1,115	1,167,963
Airlines — 0.9%
Continental Airlines Pass-Through Trust:
Series 2009-2, Class B, 9.25%, 11/10/18		2,755	3,113,017
Series 2012-3, Class C, 6.13%, 4/29/18		2,040	2,152,200
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 7/02/24		3,357	3,877,502
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		4,200	4,184,250
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 4/23/22 (b)		1,694	1,753,488

			15,080,457
Auto Components — 1.4%
Delphi Corp., 6.13%, 5/15/21		870	946,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		265	263,675
4.88%, 3/15/19		3,950	4,019,125
6.00%, 8/01/20		3,108	3,263,400
5.88%, 2/01/22		3,816	3,920,940
Schaeffler Finance BV, 4.75%, 5/15/21 (b)		2,470	2,463,825
Schaeffler Holding Finance BV (b)(d):
6.25%, (6.25% Cash) 11/15/19		1,112	1,150,920
6.75%, (6.75% Cash) 11/15/22		2,417	2,568,063

Portfolio Abbreviations

ADS	American Depositary Shares	COP	Certificates of Participation	OTC	Over-the-Counter
ARB	Airport Revenue Bonds	DIP	Debtor-In-Possession	PIK	Payment-In-Kind
ARC	Auction Rate Certificates	EUR	Euro	RB	Revenue Bonds
BRL	Brazilian Real	GBP	British Pound	REMIC	Real Estate Mortgage Investment Conduit
BROIS	Brazilian Overnight Indexed Swap	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
CAD	Canadian Dollar	MXIBOR	Mexican Interbank Offered Rate	ZAR	South African Rand
CLO	Collateralized Loan Obligation	MXN	Mexican Peso

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	11

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Auto Components (concluded)
TRW Automotive, Inc. (b):
4.50%, 3/01/21	USD	2,400	$2,412,000
4.45%, 12/01/23		2,600	2,600,000

			23,608,073
Automobiles — 0.6%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21		2,272	2,538,960
Ford Motor Co., 7.45%, 7/16/31		3,660	4,901,907
General Motors Co.:
4.88%, 10/02/23		1,875	2,008,594
6.25%, 10/02/43		940	1,118,600

			10,568,061
Banks — 5.4%
Associated Banc-Corp, 5.13%, 3/28/16 (e)		7,430	7,825,521
CIT Group, Inc.:
4.25%, 8/15/17		4,600	4,726,500
5.25%, 3/15/18		4,030	4,251,650
6.63%, 4/01/18 (b)		335	366,825
5.50%, 2/15/19 (b)		5,147	5,491,206
City National Corp., 5.25%, 9/15/20 (e)		2,900	3,230,295
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22 (e)		3,775	3,837,299
Credit Suisse AG, 6.50%, 8/08/23 (b)		12,000	13,230,000
Credit Suisse Group AG, 7.50% (a)(b)(f)		3,250	3,454,100
Discover Bank, 8.70%, 11/18/19		748	928,940
Fifth Third Bancorp, 5.10% (a)(f)		5,000	4,725,000
HSBC Finance Corp., 6.68%, 1/15/21 (e)		5,150	6,069,187
Regions Financial Corp., 5.75%, 6/15/15		6,110	6,284,251
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23		10,080	10,848,802
Santander Holdings USA, Inc., 3.00%, 9/24/15		3,750	3,813,304
Wells Fargo & Co. (e):
3.45%, 2/13/23		2,325	2,321,608
4.13%, 8/15/23		4,000	4,172,008
5.61%, 1/15/44		4,119	4,718,595

			90,295,091
Building Products — 0.3%
Building Materials Corp. of America (b):
6.75%, 5/01/21		2,700	2,895,750
5.38%, 11/15/24 (c)		1,965	1,969,913

			4,865,663
Cable Television Services — 0.1%
SBA Communications Corp., 4.88%, 7/15/22 (b)		1,445	1,423,144
Capital Markets — 2.9%
The Goldman Sachs Group, Inc. (e):
6.25%, 9/01/17		625	700,564
7.50%, 2/15/19		5,165	6,167,191
5.25%, 7/27/21		1,175	1,309,922
5.75%, 1/24/22		5,500	6,336,176
6.25%, 2/01/41		15,000	18,587,355
Morgan Stanley (e):
5.63%, 9/23/19		6,770	7,668,880
5.50%, 7/28/21		2,695	3,072,780
UBS AG, 5.88%, 7/15/16 (e)		3,450	3,721,163

			47,564,031
Chemicals — 1.9%
Ashland, Inc., 3.88%, 4/15/18		1,745	1,773,356
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (b)		617	667,903
Axiall Corp., 4.88%, 5/15/23		367	355,990
Basell Finance Co. BV, 8.10%, 3/15/27 (b)		6,000	8,044,020

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Celanese US Holdings LLC, 5.88%, 6/15/21	USD	2,615	$2,837,275
CF Industries, Inc., 5.38%, 3/15/44		2,500	2,659,200
Chemtura Corp., 5.75%, 7/15/21		632	630,420
Eagle Spinco, Inc., 4.63%, 2/15/21		2,370	2,298,900
Huntsman International LLC:
4.88%, 11/15/20		775	780,812
8.63%, 3/15/21		2,000	2,180,000
5.13%, 11/15/22 (b)(c)		2,495	2,510,594
Ineos Finance PLC, 8.38%, 2/15/19 (b)		255	273,488
NOVA Chemicals Corp. (b):
5.25%, 8/01/23		2,277	2,379,465
5.00%, 5/01/25		905	934,412
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		3,275	3,419,100

			31,744,935
Commercial Services & Supplies — 3.0%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		1,003	1,050,642
Aviation Capital Group Corp. (b):
7.13%, 10/15/20 (e)		31,000	35,632,578
6.75%, 4/06/21		7,850	8,949,000
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		591	588,784
Covanta Holding Corp., 6.38%, 10/01/22		2,245	2,390,925
Mobile Mini, Inc., 7.88%, 12/01/20		930	1,002,075

			49,614,004
Communications Equipment — 0.8%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		8,695	9,021,062
CommScope, Inc. (b):
5.00%, 6/15/21		527	525,683
5.50%, 6/15/24		564	570,345
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		2,400	2,562,000

			12,679,090
Construction & Engineering — 0.3%
AECOM Technology Corp. (b):
5.75%, 10/15/22		473	497,833
5.88%, 10/15/24		2,311	2,443,882
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		413	434,683
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		673	694,872
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		825	808,500

			4,879,770
Construction Materials — 1.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		1,907	1,997,583
HD Supply, Inc.:
8.13%, 4/15/19		7,300	7,884,000
11.00%, 4/15/20		2,740	3,144,150
7.50%, 7/15/20		2,905	3,093,825
Vulcan Materials Co., 7.00%, 6/15/18		1,380	1,535,250

			17,654,808
Consumer Finance — 3.4%
Ally Financial, Inc.:
8.30%, 2/12/15		5,290	5,375,963
8.00%, 11/01/31		6,078	7,734,771
Capital One Bank USA NA, 3.38%, 2/15/23 (e)		11,610	11,497,894
Countrywide Financial Corp., 6.25%, 5/15/16 (e)		8,069	8,667,994
Discover Financial Services, 3.85%, 11/21/22		3,252	3,290,165
Experian Finance PLC, 2.38%, 6/15/17 (b)(e)		2,550	2,593,531

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Consumer Finance (concluded)
Navient Corp.:
3.88%, 9/10/15	USD	5,000	$5,050,000
6.25%, 1/25/16		11,620	12,084,800

			56,295,118
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.25%, 1/31/19 (b)		906	912,795
Ball Corp., 6.75%, 9/15/20		7,360	7,709,600
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (b)		3,944	3,953,860
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		3,128	3,292,220
Pactiv LLC, 7.95%, 12/15/25		163	170,742
Sealed Air Corp. (b):
6.50%, 12/01/20		2,330	2,563,000
8.38%, 9/15/21		700	792,750

			19,394,967
Diversified Consumer Services — 0.3%
Service Corp. International, 4.50%, 11/15/20		4,382	4,294,360
Diversified Financial Services — 10.1%
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,192,905
Bank of America Corp. (e):
3.75%, 7/12/16		5,525	5,767,415
5.00%, 5/13/21		17,100	18,930,743
5.70%, 1/24/22		2,590	2,981,794
4.00%, 4/01/24		6,975	7,207,058
Bank of America NA, 5.30%, 3/15/17 (e)		13,440	14,573,274
Barclays PLC, 4.38%, 9/11/24		2,100	2,037,105
Citigroup, Inc. (e):
4.45%, 1/10/17		4,800	5,109,672
8.50%, 5/22/19		464	582,190
6.68%, 9/13/43		4,125	5,245,156
Ford Motor Credit Co. LLC:
8.00%, 12/15/16		4,000	4,533,240
5.88%, 8/02/21		9,420	10,887,269
General Motors Financial Co., Inc.:
6.75%, 6/01/18		1,700	1,931,625
4.38%, 9/25/21		2,260	2,367,576
4.25%, 5/15/23		1,681	1,731,430
ING Bank NV, 5.00%, 6/09/21 (b)(e)		8,000	9,028,232
Intesa Sanpaolo SpA, 3.13%, 1/15/16		5,450	5,564,483
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		2,105	2,094,475
Jefferies Group LLC, 5.13%, 1/20/23		1,850	1,960,419
LeasePlan Corp. NV, 3.00%, 10/23/17 (b)(e)		6,775	6,974,083
Leucadia National Corp., 5.50%, 10/18/23		4,000	4,189,888
Lloyds Banking Group PLC, 4.50%, 11/04/24 (c)		6,875	6,880,521
Moody’s Corp., 6.06%, 9/07/17		20,000	20,965,760
Resparcs Funding LP I, 8.00% (f)(g)(h)		4,000	1,520,000
Reynolds Group Issuer, Inc.:
9.00%, 4/15/19		370	386,650
7.88%, 8/15/19		2,480	2,656,700
9.88%, 8/15/19		493	535,521
5.75%, 10/15/20		4,620	4,804,800
6.88%, 2/15/21		105	111,563
8.25%, 2/15/21		1,836	1,973,700
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22		425	460,070
6.10%, 6/10/23		2,500	2,702,840
5.13%, 5/28/24		5,250	5,319,174

			166,207,331

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 5.5%
AT&T, Inc.:
6.30%, 1/15/38 (e)	USD	12,000	$14,500,044
4.30%, 12/15/42		265	247,158
4.35%, 6/15/45		367	342,557
CenturyLink, Inc.:
5.63%, 4/01/20		1,375	1,457,500
6.45%, 6/15/21		285	312,075
Frontier Communications Corp.:
6.25%, 9/15/21		980	1,012,463
7.63%, 4/15/24		2,400	2,580,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		11,171	11,952,970
8.63%, 7/15/20		2,240	2,464,000
Telefonica Emisiones SAU, 3.19%, 4/27/18		6,550	6,798,664
Verizon Communications, Inc. (e):
5.15%, 9/15/23		8,775	9,827,017
6.40%, 9/15/33		9,475	11,541,157
7.35%, 4/01/39		7,825	10,549,642
6.55%, 9/15/43		13,225	16,671,514
Windstream Corp.:
7.75%, 10/15/20		430	457,950
6.38%, 8/01/23		80	80,600

			90,795,311
Electric Utilities — 3.8%
CMS Energy Corp., 5.05%, 3/15/22		9,900	11,092,386
Duke Energy Corp., 3.55%, 9/15/21 (e)		3,650	3,799,077
Great Plains Energy, Inc., 5.29%, 6/15/22 (i)		5,550	6,377,144
Midland Cogeneration Venture LP, 5.25%, 3/15/25 (b)		4,935	5,089,742
Mirant Mid-Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		1,039	1,117,000
Series C, 10.06%, 12/30/28		1,568	1,724,404
NiSource Finance Corp., 6.80%, 1/15/19		3,075	3,634,788
Oncor Electric Delivery Co. LLC (e):
4.10%, 6/01/22		4,150	4,462,943
5.30%, 6/01/42		2,750	3,291,689
Progress Energy, Inc., 7.00%, 10/30/31 (e)		12,000	16,085,436
Puget Energy, Inc.:
6.00%, 9/01/21		275	319,301
5.63%, 7/15/22		5,550	6,408,047

			63,401,957
Electrical Equipment — 0.1%
GrafTech International Ltd., 6.38%, 11/15/20		2,385	2,224,251
Electronic Equipment, Instruments & Components — 0.4%
Jabil Circuit, Inc., 8.25%, 3/15/18		2,600	3,009,500
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		475	482,125
Sanmina Corp., 4.38%, 6/01/19 (b)		1,415	1,416,769
WireCo WorldGroup, Inc., 9.50%, 5/15/17		1,605	1,637,100

			6,545,494
Energy Equipment & Services — 1.5%
Atwood Oceanics, Inc., 6.50%, 2/01/20		375	376,875
Energy Transfer Partners LP, 5.20%, 2/01/22		10,200	11,160,881
Ensco PLC, 4.50%, 10/01/24		2,930	2,967,319
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		293	294,465
Transocean, Inc.:
2.50%, 10/15/17		1,300	1,284,386
6.50%, 11/15/20		3,795	3,903,480
6.38%, 12/15/21		4,655	4,891,739
6.80%, 3/15/38		720	674,460

			25,553,605

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	13

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Food & Staples Retailing — 0.7%
HJ Heinz Finance Co., 7.13%, 8/01/39 (b)	USD	4,415	$4,889,612
Rite Aid Corp., 6.75%, 6/15/21		1,170	1,248,975
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (e)		5,150	6,085,508

			12,224,095
Food Products — 1.6%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		2,600	2,730,260
Kellogg Co., Series B, 7.45%, 4/01/31 (e)		5,000	6,552,850
Kraft Foods Group, Inc., 5.00%, 6/04/42		5,000	5,334,610
Mondelez International, Inc.:
6.50%, 8/11/17		4,450	5,020,428
6.13%, 8/23/18		4,840	5,587,068
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)		715	757,900

			25,983,116
Gas Utilities — 0.2%
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
7.88%, 10/15/18		2,355	2,455,088
6.88%, 2/01/21		1,265	1,359,875

			3,814,963
Health Care Equipment & Supplies — 0.1%
Teleflex, Inc., 6.88%, 6/01/19		1,660	1,780,350
Health Care Providers & Services — 3.8%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		435	431,738
Amsurg Corp., 5.63%, 7/15/22 (b)		1,856	1,923,048
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		1,550	1,627,500
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,620	1,684,800
6.88%, 2/01/22		1,111	1,197,102
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		1,990	2,029,800
HCA Holdings, Inc., 7.75%, 5/15/21		4,549	4,901,547
HCA, Inc.:
3.75%, 3/15/19		4,364	4,374,910
6.50%, 2/15/20		10,421	11,632,441
5.88%, 3/15/22		340	373,150
4.75%, 5/01/23		676	686,985
Tenet Healthcare Corp.:
6.25%, 11/01/18		736	799,480
4.75%, 6/01/20		1,450	1,482,625
6.00%, 10/01/20		3,645	3,918,375
4.50%, 4/01/21		73	73,183
4.38%, 10/01/21		7,335	7,289,156
8.13%, 4/01/22		4,907	5,624,649
UnitedHealth Group, Inc., 6.88%, 2/15/38 (e)		10,000	13,707,510

			63,757,999
Health Care Technology — 0.4%
Amgen, Inc., 5.15%, 11/15/41 (e)		6,500	6,971,198
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		5,243	3,939,375
CDW LLC/CDW Finance Corp., 6.00%, 8/15/22		1,380	1,455,900
New Red Finance, Inc., 6.00%, 4/01/22 (b)		2,215	2,245,456
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		1,718	1,726,590

			9,367,321
Household Durables — 1.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18		2,330	2,429,025
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		1,647	1,749,938
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		3,675	3,867,937
Corporate Bonds		Par (000)	Value
Household Durables (concluded)
KB Home, 7.25%, 6/15/18	USD	1,990	$2,154,175
Standard Pacific Corp., 8.38%, 1/15/21		3,015	3,520,012
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		1,537	1,547,959
United Rentals North America, Inc.:
7.38%, 5/15/20		2,025	2,197,125
7.63%, 4/15/22		1,853	2,066,095
Tri Pointe Holdings, Inc. (b):
4.38%, 6/15/19		920	915,400
5.88%, 6/15/24		625	637,500

			21,085,166
Household Products — 0.1%
Spectrum Brands, Inc.:
6.38%, 11/15/20		810	858,600
6.63%, 11/15/22		1,110	1,190,475

			2,049,075
Independent Power and Renewable Electricity Producers — 0.7%
Baytex Energy Corp. (b):
5.13%, 6/01/21		435	424,125
5.63%, 6/01/24		155	149,575
Calpine Corp.:
6.00%, 1/15/22 (b)		878	946,045
5.38%, 1/15/23		2,333	2,356,330
5.88%, 1/15/24 (b)		823	884,725
5.75%, 1/15/25		1,770	1,792,125
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/01/19 (b)		2,195	2,271,825
NRG REMA LLC, 9.68%, 7/02/26		1,130	1,220,400
QEP Resources, Inc., 5.38%, 10/01/22		1,927	1,898,095

			11,943,245
Insurance — 5.8%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		1,204	1,240,120
American International Group, Inc., 6.40%, 12/15/20 (e)		8,710	10,401,046
Aon Corp., 5.00%, 9/30/20 (e)		7,700	8,638,468
Aon PLC, 4.25%, 12/12/42 (e)		6,500	6,036,069
Forethought Financial Group, Inc., 8.63%, 4/15/21 (b)		3,400	3,874,946
Genworth Holdings, Inc., 7.63%, 9/24/21		2,880	3,510,467
Manulife Financial Corp., 4.90%, 9/17/20 (e)		10,425	11,454,312
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		1,455	1,560,488
The Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (b)(e)		12,000	14,904,924
Principal Financial Group, Inc., 8.88%, 5/15/19 (e)		2,825	3,584,668
Prudential Financial, Inc., 6.63%, 12/01/37 (e)		10,000	12,842,540
XLIT Ltd., 5.75%, 10/01/21 (e)		10,085	11,589,884
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(b)(e)		6,800	7,242,000

			96,879,932
IT Services — 1.4%
Ceridian LLC, 8.88%, 7/15/19 (b)		12,085	13,353,925
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (b)		1,455	1,455,000
Epicor Software Corp., 8.63%, 5/01/19		2,400	2,553,000
First Data Corp. (b):
7.38%, 6/15/19		2,905	3,079,300
6.75%, 11/01/20		1,768	1,891,760
8.25%, 1/15/21		250	271,250

			22,604,235

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 3/01/20 (e)	USD	12,000	$13,854,768
Media — 6.4%
21st Century Fox America, Inc., 6.15%, 3/01/37 (e)		9,575	11,691,898
A&E Television Networks LLC, 3.11%, 8/22/19		5,000	5,022,500
AMC Networks, Inc.:
7.75%, 7/15/21		1,330	1,449,700
4.75%, 12/15/22		685	679,862
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (b):
5.25%, 2/15/22		249	257,093
5.63%, 2/15/24		122	127,185
CCOH Safari LLC (c):
5.50%, 12/01/22		2,093	2,113,930
5.75%, 12/01/24		3,075	3,092,297
Cinemark USA, Inc., 5.13%, 12/15/22		349	349,000
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		10,205	10,548,385
COX Communications, Inc., 8.38%, 3/01/39 (b)(e)		5,000	7,149,145
CSC Holdings LLC, 8.63%, 2/15/19		4,005	4,700,869
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.00%, 3/01/21 (e)		8,575	9,441,478
Gray Television, Inc., 7.50%, 10/01/20		713	745,976
Grupo Televisa SAB, 5.00%, 5/13/45		3,345	3,328,944
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		710	745,500
5.50%, 8/01/23		2,909	2,916,272
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		6,025	6,001,430
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (b)		2,250	2,289,375
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		463	491,938
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		1,471	1,507,775
Numericable Group SA, 6.00%, 5/15/22 (b)		9,000	9,202,500
Sinclair Television Group, Inc., 5.63%, 8/01/24 (b)		657	648,788
Sirius XM Radio, Inc., 4.25%, 5/15/20 (b)		2,300	2,287,062
Time Warner Cable, Inc., 6.55%, 5/01/37		3,519	4,428,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (b):
7.50%, 3/15/19		3,530	3,715,325
5.50%, 1/15/23		1,000	1,042,500
Univision Communications, Inc., 5.13%, 5/15/23 (b)		4,793	5,056,615
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (b)		1,394	1,446,275
VTR Finance BV, 6.88%, 1/15/24 (b)		4,020	4,221,000

			106,698,617
Metals & Mining — 2.9%
Alcoa, Inc., 5.13%, 10/01/24		2,451	2,587,562
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22		5,000	4,737,770
ArcelorMittal, 6.13%, 6/01/18		2,575	2,755,250
Commercial Metals Co., 4.88%, 5/15/23		2,194	2,139,150
Constellium NV:
4.63%, 5/15/21	EUR	490	607,903
5.75%, 5/15/24 (b)	USD	1,178	1,166,220
Freeport-McMoRan Corp., 7.13%, 11/01/27		8,500	10,084,596
Freeport-McMoRan, Inc. (e):
3.55%, 3/01/22		4,700	4,593,005
3.88%, 3/15/23		8,900	8,796,386
Novelis, Inc., 8.75%, 12/15/20		3,285	3,584,756
Peabody Energy Corp., 6.50%, 9/15/20		1,020	971,550
Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
Steel Dynamics, Inc.:
5.13%, 10/01/21 (b)	USD	1,105	$1,143,675
6.38%, 8/15/22		1,430	1,555,125
5.25%, 4/15/23		163	171,150
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		2,785	3,007,800

			47,901,898
Multi-Utilities — 1.9%
CenterPoint Energy, Inc.:
5.95%, 2/01/17 (e)		9,000	9,923,796
6.50%, 5/01/18		9,675	11,132,084
Dominion Resources, Inc., 8.88%, 1/15/19 (e)		8,000	10,075,328

			31,131,208
Multiline Retail — 0.4%
Dollar General Corp., 3.25%, 4/15/23		2,500	2,244,825
Dufry Finance SCA, 5.50%, 10/15/20 (b)		3,460	3,529,546

			5,774,371
Offshore Drilling & Other Services — 0.0%
Sensata Technologies BV, 5.63%, 11/01/24 (b)		695	733,659
Oil, Gas & Consumable Fuels — 17.0%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		2,657	2,809,777
6.13%, 7/15/22		1,668	1,813,950
4.88%, 5/15/23		343	358,435
Anadarko Petroleum Corp., 6.38%, 9/15/17		75	84,674
Antero Resources Finance Corp., 5.38%, 11/01/21		649	658,735
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21		656	718,320
Berry Petroleum Co., 6.38%, 9/15/22		3,207	2,982,510
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		1,145	1,147,863
5.75%, 2/01/23		1,555	1,485,025
California Resources Corp., 6.00%, 11/15/24 (b)		2,345	2,391,900
Chesapeake Energy Corp.:
6.63%, 8/15/20		3,171	3,575,302
6.88%, 11/15/20		493	563,253
6.13%, 2/15/21		1,857	2,061,270
5.75%, 3/15/23		1,974	2,161,530
Cimarex Energy Co., 4.38%, 6/01/24		527	535,564
Concho Resources, Inc.:
5.50%, 10/01/22		226	238,430
5.50%, 4/01/23		1,995	2,109,712
CONSOL Energy, Inc., 5.88%, 4/15/22 (b)		6,131	6,222,965
Continental Resources, Inc.:
5.00%, 9/15/22		11,232	11,905,920
4.50%, 4/15/23		469	491,270
DCP Midstream LLC, 4.75%, 9/30/21 (b)		1,074	1,156,537
DCP Midstream Operating LP, 3.88%, 3/15/23		2,690	2,692,776
Denbury Resources, Inc.:
5.50%, 5/01/22		845	832,325
4.63%, 7/15/23		1,727	1,595,316
El Paso LLC:
7.80%, 8/01/31		197	242,310
7.75%, 1/15/32		4,586	5,732,500
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		2,345	3,011,953
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		5,075	5,805,658
Enbridge Energy Partners LP, 9.88%, 3/01/19		6,000	7,762,188
Energy Transfer Equity LP, 5.88%, 1/15/24		3,913	4,108,650
Energy XXI Gulf Coast, Inc.:
7.75%, 6/15/19		616	554,400
6.88%, 3/15/24 (b)		449	354,710

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	15

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC, Series N, 6.50%, 1/31/19 (e)	USD	12,000	$14,044,596
EP Energy LLC/Everest Acquisition Finance, Inc., Series WI, 6.88%, 5/01/19		2,693	2,800,720
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (b)		5,105	4,900,800
Kinder Morgan Energy Partners LP:
6.85%, 2/15/20 (e)		12,000	14,124,384
4.25%, 9/01/24		2,170	2,160,459
5.40%, 9/01/44		3,615	3,541,109
Kinder Morgan, Inc. (b):
5.00%, 2/15/21		496	523,280
5.63%, 11/15/23		504	554,400
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		540	550,800
Laredo Petroleum, Inc., 7.38%, 5/01/22		231	240,240
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		1,047	963,240
8.63%, 4/15/20		1,797	1,801,493
7.75%, 2/01/21		475	465,500
Marathon Petroleum Corp., 3.50%, 3/01/16		4,600	4,747,844
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22		1,369	1,475,098
MEG Energy Corp. (b):
6.50%, 3/15/21		3,839	3,800,610
7.00%, 3/31/24		3,598	3,615,990
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		885	857,344
Midcontinent Express Pipeline LLC, 6.70%, 9/15/19 (b)		3,500	3,898,125
Nexen, Inc., 6.40%, 5/15/37 (e)		4,615	5,749,713
NGPL PipeCo LLC, 9.63%, 6/01/19 (b)		902	960,630
Oasis Petroleum, Inc.:
7.25%, 2/01/19		915	942,450
6.50%, 11/01/21		1,025	1,050,625
ONEOK Partners LP, 8.63%, 3/01/19 (e)		10,000	12,383,420
Pacific Drilling SA, 5.38%, 6/01/20 (b)		1,537	1,374,654
PDC Energy, Inc., 7.75%, 10/15/22		1,225	1,286,520
Peabody Energy Corp.:
6.00%, 11/15/18		2,527	2,444,872
6.25%, 11/15/21 (e)		1,483	1,404,216
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 6/01/20		2,221	2,454,205
Petrobras International Finance Co. SA (e):
3.88%, 1/27/16		12,550	12,792,817
5.38%, 1/27/21		3,385	3,465,766
Petroleos Mexicanos (e):
3.50%, 1/30/23		5,000	4,839,500
4.88%, 1/18/24		2,000	2,115,000
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		3,980	3,860,600
Pioneer Natural Resources Co., 6.88%, 5/01/18		1,665	1,908,809
Premier Oil PLC, 5.11%, 6/09/18		11,500	11,931,250
Range Resources Corp.:
6.75%, 8/01/20		1,760	1,861,200
5.00%, 8/15/22		32	33,560
5.00%, 3/15/23		75	78,375
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		4,351	4,318,367
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		704	688,160
Rockies Express Pipeline LLC, 6.88%, 4/15/40 (b)		580	643,800
Rosetta Resources, Inc., 5.63%, 5/01/21		3,448	3,344,560
RSP Permian, Inc., 6.63%, 10/01/22 (b)		789	786,870
Ruby Pipeline LLC, 6.00%, 4/01/22 (b)		10,000	11,086,680
Sabine Pass Liquefaction LLC (b):
5.63%, 4/15/23		7,393	7,651,755
5.75%, 5/15/24		2,869	2,965,829
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Sabine Pass LNG LP, 7.50%, 11/30/16	USD	5,965	$6,397,462
Sanchez Energy Corp., 6.13%, 1/15/23 (b)		1,141	1,086,803
SandRidge Energy, Inc.:
8.75%, 1/15/20		114	105,450
7.50%, 2/15/23		1,291	1,148,990
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (b)		526	494,440
SM Energy Co., 6.50%, 1/01/23		322	332,465
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		1,614	1,751,190
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (b)		1,519	1,572,165
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		293	290,070
Western Gas Partners LP, 5.38%, 6/01/21		5,125	5,728,976
Whiting Petroleum Corp.:
5.00%, 3/15/19		3,550	3,674,250
5.75%, 3/15/21		2,341	2,469,755
The Williams Cos., Inc.:
3.70%, 1/15/23		5,000	4,703,585
4.55%, 6/24/24		830	813,161
8.75%, 3/15/32		2,478	3,156,028
5.75%, 6/24/44		685	654,023
WPX Energy, Inc., 5.25%, 9/15/24		856	834,600

			282,869,376
Paper & Forest Products — 2.3%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		1,473	1,524,555
Clearwater Paper Corp., 4.50%, 2/01/23		532	518,700
International Paper Co. (e):
7.50%, 8/15/21		9,675	12,104,189
8.70%, 6/15/38		4,000	5,897,640
7.30%, 11/15/39		10,000	13,106,760
Louisiana-Pacific Corp., 7.50%, 6/01/20		2,130	2,279,100
Mercer International, Inc., 9.50%, 12/01/17		2,900	3,045,000

			38,475,944
Pharmaceuticals — 2.4%
AbbVie, Inc., 2.90%, 11/06/22 (e)		5,675	5,520,413
Endo Finance LLC/Endo Finco, Inc. (b):
7.00%, 12/15/20		241	254,255
7.25%, 1/15/22		499	532,683
Forest Laboratories, Inc. (b):
4.38%, 2/01/19		2,924	3,062,770
5.00%, 12/15/21		1,631	1,747,703
Grifols Worldwide Operations, Ltd., 5.25%, 4/01/22 (b)		1,613	1,653,325
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (b)		2,130	2,231,175
Merck & Co., Inc., 6.50%, 12/01/33 (e)		6,420	8,841,598
Mylan, Inc., 6.00%, 11/15/18 (b)		3,250	3,348,296
Salix Pharmaceuticals, Ltd., 6.00%, 1/15/21 (b)		697	754,503
Valeant Pharmaceuticals International (b):
6.75%, 8/15/18		6,955	7,398,381
6.38%, 10/15/20		2,355	2,416,819
5.63%, 12/01/21		1,615	1,598,850

			39,360,771
Professional Services — 0.5%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		2,158	2,433,145
The Dun & Bradstreet Corp., 3.25%, 12/01/17		5,750	5,962,100

			8,395,245
Real Estate Investment Trusts (REITs) — 2.9%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 4.60%, 2/06/24		5,000	4,863,785
AvalonBay Communities, Inc., 6.10%, 3/15/20 (e)		10,000	11,703,130

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
DDR Corp.:
4.75%, 4/15/18	USD	2,140	$2,313,486
7.88%, 9/01/20		2,650	3,289,967
ERP Operating LP, 5.75%, 6/15/17 (e)		10,000	11,118,650
Felcor Lodging LP, 5.63%, 3/01/23		999	996,502
HCP, Inc., 5.38%, 2/01/21 (e)		3,450	3,856,996
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23		3,600	3,564,871
iStar Financial, Inc.:
4.00%, 11/01/17		825	817,163
5.00%, 7/01/19		580	577,100
Rayonier AM Products, Inc., 5.50%, 6/01/24 (b)		128	120,960
UDR, Inc., 4.25%, 6/01/18		5,225	5,611,258

			48,833,868
Real Estate Management & Development — 0.7%
Lennar Corp., 4.75%, 11/15/22		1,805	1,777,925
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)(e)		4,485	4,477,824
Realogy Corp., 7.63%, 1/15/20 (b)(e)		2,085	2,262,225
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (b)		1,147	1,149,868
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		1,625	1,730,625

			11,398,467
Road & Rail — 1.5%
The Hertz Corp.:
4.25%, 4/01/18		983	983,000
6.75%, 4/15/19		1,167	1,216,597
5.88%, 10/15/20		925	931,938
7.38%, 1/15/21		310	327,825
Norfolk Southern Corp., 6.00%, 3/15/05 (e)		17,200	21,009,473

			24,468,833
Semiconductors & Semiconductor Equipment — 0.7%
KLA-Tencor Corp., 6.90%, 5/01/18 (e)		5,515	6,385,212
Micron Technology, Inc., 5.50%, 2/01/25 (b)		3,590	3,634,875
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		1,655	1,746,025

			11,766,112
Software — 0.4%
Infor US, Inc., 9.38%, 4/01/19		2,190	2,381,625
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		4,435	4,457,175

			6,838,800
Specialty Retail — 1.0%
AutoNation, Inc., 6.75%, 4/15/18		6,125	6,959,654
L Brands, Inc., 7.00%, 5/01/20		3,050	3,461,750
QVC, Inc., 7.38%, 10/15/20 (b)		355	375,412
VF Corp., 5.95%, 11/01/17 (e)		5,000	5,686,880

			16,483,696
Textiles Apparel & Shoes — 0.1%
Springs Industries, Inc., 6.25%, 6/01/21		1,674	1,642,613
Textiles, Apparel & Luxury Goods — 0.1%
The William Carter Co., 5.25%, 8/15/21		1,406	1,448,180
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc., 5.50%, 6/01/19		1,378	1,412,450
Tobacco — 2.0%
Altria Group, Inc., 10.20%, 2/06/39 (e)		13,392	22,943,563
Lorillard Tobacco Co., 3.50%, 8/04/16		8,375	8,684,732
Reynolds American, Inc.:
3.25%, 11/01/22		970	947,272
4.85%, 9/15/23		1,120	1,207,733

			33,783,300
Corporate Bonds		Par (000)	Value
Trading Companies & Distributors — 0.4%
Doric Nimrod Air Alpha 2013-1 Pass-Through Trust (b):
6.13%, 11/30/21	USD	3,713	$3,954,463
5.25%, 5/30/25		2,871	3,021,680

			6,976,143
Transportation Infrastructure — 0.9%
CEVA Group PLC (b):
4.00%, 5/01/18		3,310	3,061,750
7.00%, 3/01/21		1,067	1,037,658
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 7/11/22 (b)		10,500	11,361,882

			15,461,290
Wireless Telecommunication Services — 5.4%
America Movil SAB de CV (e):
2.38%, 9/08/16		12,495	12,792,256
3.13%, 7/16/22		1,275	1,253,185
American Tower Corp.:
4.50%, 1/15/18		6,500	6,938,100
5.05%, 9/01/20		500	544,915
5.90%, 11/01/21 (e)		3,770	4,249,480
Crown Castle International Corp., 5.25%, 1/15/23		1,880	1,924,650
Crown Castle Towers LLC (b):
5.50%, 1/15/37		4,000	4,255,472
4.17%, 8/15/37		3,000	3,148,170
6.11%, 1/15/40		4,555	5,262,688
Digicel Group Ltd. (b):
8.25%, 9/30/20		2,615	2,732,675
7.13%, 4/01/22		825	829,125
Digicel Ltd., 6.00%, 4/15/21 (b)		1,285	1,297,850
SBA Tower Trust, 5.10%, 4/15/42 (b)		13,975	14,817,720
Sprint Communications, Inc. (b):
9.00%, 11/15/18		5,290	6,222,362
7.00%, 3/01/20		9,302	10,376,381
Sprint Corp. (b):
7.88%, 9/15/23		1,815	1,964,737
7.13%, 6/15/24		1,625	1,669,688
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,680	2,824,050
6.73%, 4/28/22		2,495	2,638,462
6.00%, 3/01/23		580	597,400
6.84%, 4/28/23		1,405	1,485,788
6.38%, 3/01/25		1,845	1,895,738

			89,720,892
Total Corporate Bonds — 113.3%			1,882,022,904

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		5,000	4,900,000
Indonesia Government International Bond, 5.88%, 1/15/24 (b)		4,400	5,005,000
Mexico Government International Bond, 4.75%, 3/08/44		2,300	2,335,650
Total Foreign Agency Obligations — 0.7%			12,240,650

Municipal Bonds
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 1/01/38		5,000	5,612,150
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,791,100
Total Municipal Bonds — 1.1%			18,403,250

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19 (e)(j)	USD	3,945	$3,536,314

U.S. Treasury Obligations
U.S. Treasury Bond, 3.38%, 5/15/44 (e)		8,650	9,176,430
U.S. Treasury Notes (e):
1.50%, 5/31/19		1,898	1,894,441
1.63%, 6/30/19		750	752,402
1.63%, 7/31/19		1,235	1,237,991
2.38%, 8/15/24		9,315	9,351,385
Total U.S. Treasury Obligations — 1.3%			22,412,649

Preferred Securities

Capital Trusts
Banks — 2.8%
BNP Paribas SA, 7.20% (a)(b)(e)(f)		5,000	5,765,650
Credit Agricole SA, 8.38% (a)(b)(f)		5,000	5,793,750
Fifth Third Bancorp, Series J, 4.90% (a)(f)		2,035	2,001,626
HSBC Capital Funding LP, 10.18% (a)(b)(e)(f)		11,835	17,663,737
HSBC Holdings PLC, 5.63% (a)(f)		4,655	4,730,644
M&T Capital Trust II, 8.28%, 6/01/27		4,540	4,622,542
Nordea Bank AB, 6.13% (a)(b)(f)		5,540	5,551,634
Wells Fargo & Co., Series S, 5.90% (a)(f)		1,090	1,120,629

			47,250,212
Capital Markets — 1.6%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (a)(e)		3,000	3,232,500
The Goldman Sachs Group, Inc., Series L, 5.70% (a)(e)(f)		2,950	3,016,375
Morgan Stanley, Series H, 5.45% (a)(f)		2,200	2,210,314
State Street Capital Trust IV, 1.23%, 6/15/37 (a)		20,845	17,770,362

			26,229,551
Diversified Financial Services — 3.7%
Bank of America Corp. (a)(f):
Series K, 8.00%		2,420	2,604,525
Series U, 5.20%		6,685	6,200,337
Barclays PLC, 6.63% (a)(f)		4,885	4,674,945
Citigroup, Inc., 5.90% (a)(f)		2,210	2,198,950
General Electric Capital Corp. (a)(e)(f):
Series B, 6.25%		9,100	9,953,489
Series C, 5.25%		1,200	1,203,000
JPMorgan Chase & Co. (a)(f)
Series 1, 7.90%		3,650	3,955,688
Series Q, 5.15%		4,000	3,790,000
Series R, 6.00%		14,130	14,006,362
Series S, 6.75%		7,775	8,191,740
Societe Generale SA, 6.00% (a)(b)(f)		4,470	4,212,975

			60,992,011
Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 6.70%, 3/30/67 (a)		8,300	8,414,125
Insurance — 7.3%
ACE Capital Trust II, 9.70%, 4/01/30 (e)		7,000	10,290,000
AIG Life Holdings, Inc., 8.50%, 7/01/30		500	658,750
The Allstate Corp., 6.50%, 5/15/67 (a)		10,400	11,511,500
American International Group, Inc., 8.18%, 5/15/68 (a)		3,755	5,097,413
AXA SA (a)(b)(f):
6.38%		4,900	5,282,837
6.46%		6,000	6,266,280
Capital Trusts		Par (000)	Value
Insurance (concluded)
Bank One Capital III, 8.75%, 9/01/30 (e)	USD	2,000	$2,815,712
The Chubb Corp., 6.38%, 3/29/67 (a)(e)		7,400	8,066,000
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 4/01/27		5,000	5,920,854
Farmers Exchange Capital II, 6.15%, 11/01/53 (a)(b)		4,890	5,347,015
Great-West Life & Annuity Insurance Capital LP II, 7.15%, 5/16/46 (a)(b)(e)		500	517,500
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (a)		5,050	5,858,000
ING US, Inc., 5.65%, 5/15/53 (a)		4,750	4,750,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		8,325	12,799,687
MetLife, Inc., 6.40%, 12/15/36 (e)		9,775	10,984,656
Prudential Financial, Inc., 5.88%, 9/15/42 (a)		6,100	6,466,000
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (a)		12,000	12,240,000
Swiss Re Capital I LP, 6.85% (a)(b)(f)		4,450	4,672,500
XL Group PLC, Series E, 6.50% (a)(f)		1,920	1,842,240

			121,386,944
Multi-Utilities — 0.3%
Dominion Resources, Inc., 7.50%, 6/30/66 (a)		4,400	4,662,667
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC: (a)
7.00%, 6/01/67		2,500	2,628,125
Series A, 8.38%, 8/01/66		9,325	10,187,562
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (a)		9,400	9,494,000

			22,309,687
Real Estate Investment Trusts (REITs) — 0.6%
Sovereign Real Estate Investment Trust, 12.00% (b)		7	9,342,683
Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55 (a)		6,125	6,838,618
Total Capital Trusts — 18.5%			307,426,498

Preferred Stocks		Shares
Banks — 0.9%
Wells Fargo & Co., 5.85% (a)		550,500	14,290,980
Capital Markets — 0.6%
The Goldman Sachs Group, Inc., Series J, 5.50% (a)		162,450	3,887,429
SCE Trust III, 5.75% (a)		31,650	855,816
State Street Corp., Series D, 5.90% (a)		220,495	5,754,919

			10,498,164
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (a)		24,509	648,999
Diversified Financial Services — 0.8%
Citigroup, Inc., Series K, 6.88% (a)		488,320	13,067,443
Electric Utilities — 0.1%
Entergy Louisiana LLC, 5.25%		90,000	2,250,000
Insurance — 0.2%
The Allstate Corp., Series E, 6.63%		125,000	3,292,500
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (k)		11,107	1,288,745
Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25% (b)(f)		5,600	5,833,481
Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%		75,000	1,847,250
Vornado Realty Trust, Series K, 5.70%		50,000	1,229,500

			3,076,750

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Wireless Telecommunication Services — 1.2%
Centaur Funding Corp., 9.08% (b)	15,143	$19,004,465
Total Preferred Stocks — 4.5%		73,251,527

Trust Preferred — 0.6%
Diversified Financial Services — 0.6%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (a)	353,111	9,287,236
Total Preferred Securities — 23.6%		389,965,261
Total Long-Term Investments (Cost — $2,249,859,560) — 144.6%		2,401,618,577
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (l)(m)	4,283,291	$4,283,291
Total Short-Term Securities (Cost — $4,283,291) — 0.3%		4,283,291
Options Purchased (Cost — $8,179,455) — 0.2%		3,369,343
Total Investments Before Options Written (Cost — $2,262,322,306) — 145.1%		2,409,271,211
Options Written (Premiums Received — $7,454,970) — (0.1)%		(2,444,259)
Total Investments, Net of Options Written (Cost — $2,254,867,336) — 145.0%		2,406,826,952
Liabilities in Excess of Other Assets — (45.0)%		(746,384,987)

Net Assets — 100.0%		$1,660,441,965

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$4,283,700	—
Citigroup Global Markets, Inc.	$1,893,210	—
Credit Suisse Securities (USA) LLC	$935,625	—
Deutsche Bank Securities, Inc.	$1,969,913	$4,912
J.P. Morgan Securities LLC	$2,510,594	$15,594
Morgan Stanley & Co. International PLC	$2,403,150	—

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Security is perpetual in nature and has no stated maturity date.

(g)	Non-income producing security.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	Zero-coupon bond.

(k)	Convertible security.

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,999,467	283,824	4,283,291	$2,660

(m)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Reverse repurchase agreements outstanding as of October 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.35%	1/29/13	Open	$14,670,000	$14,761,423
Credit Suisse Securities (USA) LLC	0.35%	3/28/13	Open	10,309,437	10,367,872
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	10,825,000	10,885,725
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	7,353,912	7,395,166
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,703,625	8,752,450
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	1,143,000	1,149,412
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	7,339,594	7,380,767
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,639,763	2,654,571
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	15,710,962	15,799,097
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	6,912,937	6,951,717
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,351,062	5,381,080
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	1,252,295	1,259,320
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	7,590,500	7,633,081
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,747,562	3,768,585
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,633,656	3,654,040
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	860,781	865,610
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	4,077,375	4,100,248
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,587,500	8,635,673
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,567,375	3,587,387
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	11,181,744	11,244,470
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,285,625	2,298,447
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,915,000	2,931,352
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	6,173,719	6,208,352
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	20,623,680	20,739,373
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	12,448,144	12,517,974
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,007,500	3,024,371
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	5,154,000	5,182,913
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	837,900	842,600
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	872,969	877,866
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	2,880,000	2,896,156
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,664,406	3,684,963
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	8,018,569	8,063,551
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	597,400	600,751
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	3,695,812	3,716,545
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	476,875	479,550
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	4,197,375	4,220,921
Credit Suisse Securities (USA) LLC	0.35%	4/02/13	Open	532,125	535,110
Credit Suisse Securities (USA) LLC	0.35%	4/23/13	Open	7,076,875	7,115,198
Credit Suisse Securities (USA) LLC	0.35%	8/23/13	Open	2,055,000	2,063,691
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	17,741,250	17,805,759
Credit Suisse Securities (USA) LLC	0.35%	10/22/13	Open	16,593,750	16,654,087
UBS Securities LLC	0.32%	2/05/14	Open	956,709	958,997
UBS Securities LLC	0.33%	2/10/14	Open	6,197,000	6,211,940
Barclays Capital, Inc.	0.35%	2/28/14	Open	7,944,000	7,962,999
BNP Paribas Securities Corp.	0.34%	3/17/14	Open	9,813,000	9,834,223
Deutsche Bank Securities, Inc.	0.16%	4/16/14	Open	3,400,000	3,402,001
UBS Securities LLC	0.30%	5/08/14	Open	9,646,000	9,660,228
UBS Securities LLC	(0.50)%	5/13/14	Open	2,016,000	2,011,212
UBS Securities LLC	0.32%	5/13/14	Open	8,649,000	8,662,146
UBS Securities LLC	0.32%	5/13/14	Open	2,182,000	2,185,317
UBS Securities LLC	0.32%	5/13/14	Open	7,149,000	7,159,866
UBS Securities LLC	0.34%	5/13/14	Open	1,256,000	1,258,028
UBS Securities LLC	0.34%	5/13/14	Open	10,604,000	10,621,125
UBS Securities LLC	0.34%	5/13/14	Open	683,000	684,103
UBS Securities LLC	0.34%	5/13/14	Open	5,229,000	5,237,445
UBS Securities LLC	0.34%	5/13/14	Open	4,668,000	4,675,539
UBS Securities LLC	0.35%	5/13/14	Open	10,880,000	10,898,088
UBS Securities LLC	0.35%	5/13/14	Open	6,046,000	6,056,051
UBS Securities LLC	0.35%	5/13/14	Open	1,115,000	1,116,854
UBS Securities LLC	0.35%	5/13/14	Open	6,061,000	6,071,076
UBS Securities LLC	0.35%	5/13/14	Open	5,546,000	5,555,220
UBS Securities LLC	0.35%	5/13/14	Open	3,255,000	3,260,411
UBS Securities LLC	0.35%	5/13/14	Open	23,285,000	23,323,711
UBS Securities LLC	0.35%	5/13/14	Open	11,160,000	11,178,554

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	5/14/14	Open	$6,234,000	$6,247,247
Barclays Capital, Inc.	0.35%	5/14/14	Open	1,213,000	1,216,322
Barclays Capital, Inc.	0.35%	5/14/14	Open	2,791,000	2,798,908
Barclays Capital, Inc.	0.35%	5/14/14	Open	11,233,000	11,264,296
Deutsche Bank Securities, Inc.	0.40%	5/27/14	Open	6,792,000	6,803,924
RBC Capital Markets, LLC	0.34%	5/28/14	Open	6,960,000	6,970,320
RBC Capital Markets, LLC	0.34%	5/30/14	Open	3,510,000	3,515,138
Barclays Capital, Inc.	(1.75)%	6/25/14	Open	1,319,870	1,311,593
RBC Capital Markets, LLC	0.34%	6/26/14	Open	13,680,000	13,696,538
RBC Capital Markets, LLC	0.34%	6/30/14	Open	4,664,400	4,669,863
RBC Capital Markets, LLC	0.34%	6/30/14	Open	3,324,750	3,328,644
Barclays Capital, Inc.	0.40%	7/01/14	Open	10,010,000	10,023,680
BNP Paribas Securities Corp.	0.34%	7/07/14	Open	8,155,000	8,163,934
BNP Paribas Securities Corp.	0.34%	7/07/14	Open	12,217,000	12,230,384
BNP Paribas Securities Corp.	0.35%	7/07/14	Open	5,672,000	5,678,397
Deutsche Bank Securities, Inc.	0.10%	7/22/14	Open	349,563	349,662
BNP Paribas Securities Corp.	0.07%	7/28/14	Open	1,886,138	1,886,490
HSBC Securities (USA), Inc.	0.40%	7/31/14	Open	11,957,143	11,969,499
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.15%	7/31/14	Open	8,833,813	8,837,236
Deutsche Bank Securities, Inc.	0.42%	8/04/14	Open	5,936,000	5,942,164
Deutsche Bank Securities, Inc.	0.40%	8/08/14	Open	1,119,000	1,120,020
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.30)%	8/08/14	Open	1,235,000	1,234,156
BNP Paribas Securities Corp.	0.34%	8/12/14	Open	5,675,000	5,679,341
BNP Paribas Securities Corp.	0.38%	8/12/14	Open	4,625,000	4,628,954
BNP Paribas Securities Corp.	0.38%	8/12/14	Open	2,035,000	2,036,740
RBC Capital Markets, LLC	(1.00)%	8/22/14	Open	2,817,250	2,811,694
RBC Capital Markets, LLC	0.34%	9/11/14	Open	10,797,300	10,802,501
RBC Capital Markets, LLC	0.09%	9/18/14	Open	5,092,688	5,093,248
BNP Paribas Securities Corp.	0.35%	9/23/14	Open	5,162,000	5,163,957
BNP Paribas Securities Corp.	0.35%	9/23/14	Open	4,782,000	4,783,813
RBC Capital Markets, LLC	0.34%	9/30/14	Open	10,459,250	10,462,411
Deutsche Bank Securities, Inc.	0.42%	10/02/14	Open	4,517,000	4,518,528
Deutsche Bank Securities, Inc.	0.42%	10/02/14	Open	2,848,000	2,848,964
Barclays Capital, Inc.	0.40%	10/07/14	Open	13,545,000	13,548,763
BNP Paribas Securities Corp.	0.35%	10/07/14	Open	11,991,000	11,993,914
BNP Paribas Securities Corp.	0.35%	10/07/14	Open	7,463,000	7,464,814
Credit Suisse Securities (USA) LLC	0.20%	10/07/14	Open	8,277,000	8,278,150
Credit Suisse Securities (USA) LLC	0.35%	10/07/14	Open	4,347,500	4,348,557
Deutsche Bank Securities, Inc.	0.42%	10/08/14	Open	3,985,000	3,986,116
BNP Paribas Securities Corp.	0.10%	10/28/14	Open	3,332,000	3,332,028
BNP Paribas Securities Corp.	0.33%	10/28/14	Open	5,630,000	5,630,155
BNP Paribas Securities Corp.	0.33%	10/28/14	Open	5,381,000	5,381,148
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	9,428,000	9,428,267
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	11,100,000	11,100,315
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	15,615,000	15,615,442
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	5,034,000	5,034,143
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	3,288,000	3,288,093
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	2,966,000	2,966,084
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	6,361,000	6,361,180
Barclays Capital, Inc.	0.35%	10/29/14	Open	734,000	734,227
Barclays Capital, Inc.	0.35%	10/29/14	Open	9,152,000	9,152,231
Barclays Capital, Inc.	0.35%	10/29/14	Open	2,514,000	2,514,236
Barclays Capital, Inc.	0.35%	10/29/14	Open	4,668,000	4,668,240
Barclays Capital, Inc.	0.35%	10/29/14	Open	4,956,000	4,956,244
Barclays Capital, Inc.	0.35%	10/29/14	Open	4,995,000	4,995,248
Barclays Capital, Inc.	0.35%	10/29/14	Open	5,182,000	5,182,253
RBC Capital Markets, LLC	0.34%	10/30/14	Open	3,480,000	3,480,033
RBC Capital Markets, LLC	0.34%	10/30/14	Open	3,389,025	3,389,057
RBC Capital Markets, LLC	0.34%	10/30/14	Open	8,162,000	8,162,077
Total				$757,925,453	$759,751,939

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(1,350)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD 333,871,875	$(778,342)
(283)	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD 44,377,938	119,028
(64)	Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD 9,030,000	235,926
168	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD 36,886,500	108,026
652	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD 82,386,313	(189,900)
1,347	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD 160,871,790	929,909
Total					$424,647

•	Exchange-traded options purchased as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
90-Day Euro-Dollar	Put	USD 98.00	12/14/15	1,698	$106,125
90-Day Euro-Dollar	Put	USD 99.00	12/14/15	1,698	689,812
Total					$795,937

•	OTC interest rate swaptions purchased as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.50%	Pay	3-month LIBOR	8/07/18	USD 203,300	$2,573,406

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
90-Day Euro-Dollar	Put	USD 98.50	12/14/15	3,396	$(530,625)

•	OTC interest rate swaptions written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-month LIBOR	8/07/18	USD 406,600	$(1,913,634)

•	Centrally cleared interest rate swaps outstanding as of October 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.45%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/28/18	USD 13,800	$18,314
1.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/30/18	USD 10,700	7,293
1.78%[1]	3-month LIBOR	Chicago Mercantile	N/A	1/17/19	USD 22,900	(217,704)
2.21%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/18/20	USD 65,000	(926,871)
2.79%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/11/23	USD 68,000	(2,337,123)
2.79%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/23	USD 10,600	(355,037)
3.03%[1]	3-month LIBOR	Chicago Mercantile	N/A	1/08/24	USD 10,900	(579,680)
Total						$(4,390,808)

[1] Trust pays the fixed rate and receives the floating rate.

•	OTC credit default swaps — buy protection outstanding as of October 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
Southwest Airlines Co.	1.00%	Goldman Sachs Bank USA	12/20/16	USD 2,535	$(44,546)	$51,583	$(96,129)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/16	USD 1,465	(25,743)	29,811	(55,554)
Southwest Airlines Co.	1.00%	Royal Bank of Scotland PLC	12/20/16	USD 4,000	(70,330)	88,521	(158,851)
STMicro Electronics	1.00%	Barclays Bank PLC	6/20/17	EUR 1,500	(8,716)	32,491	(41,207)
General Dynamic Corp.	1.00%	Credit Suisse International	9/20/17	USD 5,585	(140,057)	(80,104)	(59,953)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD 5,585	(145,133)	(27,873)	(117,260)

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

OTC credit default swaps — buy protection outstanding as of October 31, 2014 were as follows (concluded):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD 4,715	$(122,592)	$(62,215)	$(60,377)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD 4,715	(121,659)	(66,271)	(55,388)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	USD 4,500	(94,592)	42,792	(137,384)
Humana, Inc.	1.00%	Goldman Sachs International	9/20/17	USD 2,800	(58,857)	26,626	(85,483)
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	USD 4,500	(111,054)	(6,218)	(104,836)
Cigna Corp.	1.00%	Goldman Sachs International	9/20/17	USD 2,800	(69,100)	(3,869)	(65,231)
YUM! Brands, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD 20,000	(493,299)	(327,708)	(165,591)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD 16,700	(281,372)	(62,490)	(218,882)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD 5,345	3,809	99,169	(95,360)
Total					$(1,783,241)	$(265,755)	$(1,517,486)

•	OTC credit default swaps — sold protection outstanding as of October 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB	USD	2,425	$36,354	$(63,939)	$100,293
Anadarko Petroleum Corp.	1.00%	Morgan Stanley Capital Services LLC	6/20/17	BBB	USD	10	150	(291)	441
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB	USD	994	14,901	(28,507)	43,408
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	12,200	293,551	30,345	263,206
United Health Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A+	USD	4,500	108,679	(6,191)	114,870
United Health Group, Inc.	1.00%	Goldman Sachs International	9/20/17	A+	USD	2,800	67,622	(3,853)	71,475
WellPoint, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A-	USD	4,500	102,938	(24,609)	127,547
WellPoint, Inc.	1.00%	Goldman Sachs International	9/20/17	A-	USD	2,800	64,050	(15,312)	79,362
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	3,025	57,140	(83,014)	140,154
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	A-	USD	16,700	270,936	111,420	159,516
Valero Energy Corporation	1.00%	Citibank N.A.	9/20/19	BBB	USD	24	104	200	(96)
Valero Energy Corporation	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	40	173	184	(11)
Valero Energy Corporation	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	3	13	13	—
Valero Energy Corporation	1.00%	Barclays Bank PLC	9/20/19	BBB	USD	110	480	457	23
Devon Energy Corp.	1.00%	BNP Paribas S.A.	12/20/19	BBB+	USD	13,014	24,607	—	24,607
Devon Energy Corp.	1.00%	BNP Paribas S.A.	12/20/19	BBB+	USD	190	360	276	84
Total							$1,042,058	$(82,821)	$1,124,879

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	23

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$67,107,199	$5,930,350	$73,037,549
Corporate Bonds	—	1,860,591,330	21,431,574	1,882,022,904
Foreign Agency Obligations	—	12,240,650	—	12,240,650
Municipal Bonds	—	18,403,250	—	18,403,250
U.S. Government Sponsored Agency Securities	—	3,536,314	—	3,536,314
U.S. Treasury Obligations	—	22,412,649	—	22,412,649
Preferred Securities	$57,700,817	332,264,444	—	389,965,261
Short-Term Securities	4,283,291	—	—	4,283,291
Options Purchased:
Interest rate contracts	795,937	2,573,406	—	3,369,343

Total	$62,780,045	$2,319,129,242	$27,361,924	$2,409,271,211

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,124,986	—	$1,124,986
Interest rate contracts	$1,392,889	25,607	—	1,418,496
Liabilities:
Credit contracts	—	(1,517,593)	—	(1,517,593)
Interest rate contracts	(1,498,867)	(6,330,049)	—	(7,828,916)

Total	$(105,978)	$(6,697,049)	—	$(6,803,027)

[1]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$99	—	—	$99
Cash pledged as collateral for OTC derivatives	500,000	—	—	500,000
Cash pledged for centrally cleared swaps	5,150,000	—	—	5,150,000
Cash pledged for financial futures contracts	353,000	—	—	353,000
Liabilities:
Bank overdraft	—	$(26,363)	—	(26,363)
Cash received as collateral for OTC derivatives	—	(740,000)	—	(740,000)
Reverse repurchase agreements	—	(759,751,939)	—	(759,751,939)

Total	$6,003,099	$(760,518,302)	—	$(754,515,203)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening Balance, as of October 31, 2013	$8,505,000	$16,746,250	$25,251,250
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(8,505,000)	—	(8,505,000)
Accrued discounts/premiums	906	—	906
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2,3]	(6,781)	268,361	261,580
Purchases	5,936,225	4,416,963	10,353,188
Sales	—	—	—

Closing Balance, as of October 31, 2014	$5,930,350	$21,431,574	$27,361,924

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014[3]	$(6,781)	$268,361	$261,580

[1]   As of October 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $8,505,000 transferred from Level 3 to Level 2 in the disclosure hierarchy.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust (BTZ)

[2] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]   Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	25

Consolidated Schedule of Investments October 31, 2014	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Auto Components — 0.0%
Lear Corp.		402	$37,185
Construction & Engineering — 0.0%
USI United Subcontractors		8,067	153,282
Diversified Consumer Services — 0.6%
Cengage Thomson Learning		19,588	541,119
Houghton Mifflin Harcourt Co. (a)		75,047	1,501,690

			2,042,809
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		6,155	—
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)		220,483	508,634
Ainsworth Lumber Co. Ltd. (a)(b)		62,685	144,608

			653,242
Total Common Stocks — 0.8%			2,886,518

Asset-Backed Securities	Par (000)
ALM Loan Funding, Series 2013-7RA (b)(c):
Class C, 3.68%, 4/24/24	USD	630	588,337
Class D, 5.23%, 4/24/24		550	499,578
ALM XIV Ltd., Series 2014-14A (b)(c):
Class B, 3.18%, 7/28/26		563	540,797
Class C, 3.68%, 7/28/26		713	655,018
Apidos CDO XI, Series 2012-11A, Class D, 4.48%, 1/17/23 (b)(c)		500	490,533
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 3.96%, 10/15/26 (b)(c)		525	479,139
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24 (b)(c)		500	472,862
Carlyle Global Market Strategies CLO Ltd. (b)(c):
Series 2012-4A, Class D, 4.73%, 1/20/25		450	449,989
Series 2013-1A, Class C, 4.23%, 2/14/25		250	240,701
Cent CLO 22, Ltd., Series 2014-22A, Class C, 3.98%, 11/07/26 (b)(c)		750	715,650
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.23%, 4/20/23 (b)(c)		575	562,655
ING Investment Management, Series 2012-2A, Class D, 4.78%, 10/15/22 (b)(c)		950	950,885
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25 (b)(c)		250	235,862
North End CLO Ltd., Series 2013-1A, Class D, 3.73%, 7/17/25 (b)(c)		500	466,391
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.43%, 10/25/25 (b)(c)		750	681,886
OZLM Funding Ltd., Series 2012-2A, Class C, 4.58%, 10/30/23 (b)(c)		500	488,090
Symphony CLO Ltd., Class D (b)(c):
Series 2012-10A, 5.48%, 7/23/23		925	926,384
Series 2012-9A, 4.48%, 4/16/22		775	756,606
Total Asset-Backed Securities — 3.0%			10,201,363

Corporate Bonds
Airlines — 0.6%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		600	618,000
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		1,585	1,600,850

			2,218,850
Corporate Bonds	Par (000)		Value
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17	USD	410	$407,950
4.88%, 3/15/19		863	878,102

			1,286,052
Capital Markets — 0.4%
Blackstone CQP Holdco LP, 9.30%, 3/18/19		555	560,826
E*Trade Financial Corp., 0.00%, 8/31/19 (b)(d)(e)		439	947,142

			1,507,968
Commercial Services & Supplies — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.98%, 12/01/17 (c)		179	179,233
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		387	394,244
United Rentals North America, Inc., 5.75%, 7/15/18		210	219,975

			793,452
Communications Equipment — 0.4%
Avaya, Inc., 7.00%, 4/01/19 (b)		232	227,940
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		1,010	1,078,175

			1,306,115
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		237	244,703
Diversified Financial Services — 0.3%
Ally Financial, Inc., 2.91%, 7/18/16 (c)		875	885,671
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc. (b):
3.82%, 1/15/18 (c)		607	608,517
6.13%, 1/15/21		337	353,429

			961,946
Energy Equipment & Services — 0.2%
Peabody Energy Corp., 6.00%, 11/15/18		535	517,612
Health Care Providers & Services — 0.8%
Care UK Health & Social Care PLC, 5.56%, 7/15/19 (c)	GBP	482	717,082
CHS/Community Health Systems, Inc., 6.88%, 2/01/22	USD	192	206,880
HCA, Inc., 5.88%, 5/01/23		225	241,875
Tenet Healthcare Corp. (b):
5.00%, 3/01/19		850	851,062
5.50%, 3/01/19		635	649,288

			2,666,187
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		1,771	1,332,530
Household Durables — 0.0%
Berkline/Benchcraft LLC, 1.00%, 11/03/14 (a)(f)		400	—
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp., 6.00%, 1/15/22 (b)		212	228,430
Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/01/19 (b)		850	879,750

			1,108,180
Media — 0.2%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		248	254,200
Numericable Group SA, 6.00%, 5/15/22 (b)		512	523,520

			777,720
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		155	161,975

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels — 0.2%
CONSOL Energy, Inc., 5.88%, 4/15/22 (b)	USD	380	$385,700
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		385	400,400

			786,100
Road & Rail — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)		535	552,056
Wireless Telecommunication Services — 0.3%
Digicel Group Ltd., 8.25%, 9/30/20 (b)		830	867,350
T-Mobile USA, Inc., 6.13%, 1/15/22		135	139,894

			1,007,244
Total Corporate Bonds — 5.3%			18,114,361

Floating Rate Loan Interests (c)
Aerospace & Defense — 1.7%
DigitalGlobe, Inc., New Term Loan B, 3.75%, 1/31/20		1,345	1,335,705
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		725	738,594
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		511	502,041
Term Loan D, 3.75%, 6/04/21		524	514,413
TransUnion LLC, Term Loan, 4.00%, 4/09/21		2,900	2,862,371

			5,953,124
Air Freight & Logistics — 0.5%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		450	426,516
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		472	447,532
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		81	77,160
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		651	617,286

			1,568,494
Airlines — 0.5%
Northwest Airlines, Inc.:
2.18%, 3/10/17		395	382,656
1.56%, 9/10/18		580	551,091
US Airways Group, Inc., New Term Loan B1, 3.50%, 5/23/19		693	676,292

			1,610,039
Auto Components — 4.3%
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/28/17		1,584	1,584,812
2nd Lien Term Loan, 10.50%, 1/29/18		650	634,290
Dayco Products LLC, New Term Loan B, 5.25%, 12/12/19		965	961,125
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		898	878,780
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		5,420	5,352,250
GPX International Tire Corp., Term Loan (a)(f):
12.25%, 3/31/2012		274	—
PIK, 13.00%, 3/30/2012		4	—
INA Beteiligungsgesellschaft mbH, Term Loan E, 4.25%, 5/15/20		1,535	1,530,211
The Goodyear Tire & Rubber Co., New 2nd Lien Term Loan, 4.75%, 4/30/19		1,705	1,708,734
Transtar Holding Co., 1st Lien Term Loan, 5.75%, 10/09/18		1,282	1,273,354
Floating Rate Loan Interests (c)	Par (000)		Value
Auto Components (concluded)
UCI International, Inc., New Term Loan B, 5.50%, 7/26/17	USD	914	$911,522

			14,835,078
Automobiles — 0.3%
Chrysler Group LLC:
2018 Term Loan B, 3.25%, 12/31/18		502	497,073
New Term Loan B, 3.50%, 5/24/17		522	519,256

			1,016,329
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		873	869,033
2nd Lien Term Loan, 8.25%, 6/03/21		184	183,612

			1,052,645
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 10.25%, 3/01/2011 (a)(f)		1,000	—
Building Products — 3.6%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		955	926,670
CPG International, Inc., New Term Loan, 4.75%, 9/30/20		2,508	2,484,665
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		891	870,488
Interline Brands, Inc., 2021 Term Loan, 4.00%, 3/17/21		1,065	1,039,812
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		1,875	1,860,937
Nortek, Inc., New Term Loan, 3.75%, 10/30/20		1,277	1,251,660
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		617	604,951
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,053	1,042,335
United Subcontractors, Inc., Term Loan, 4.24%, 6/30/15		214	203,704
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		511	502,617
Term Loan B, 4.00%, 10/31/19		1,528	1,502,320

			12,290,159
Capital Markets — 0.5%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18		635	591,079
Term Loan B, 6.75%, 4/30/18		803	776,348
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		486	480,779

			1,848,206
Chemicals — 4.7%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		592	587,141
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		307	304,639
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		1,193	1,172,401
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/28/20		71	70,802
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		356	355,127
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		695	691,276
2nd Lien Term Loan, 8.25%, 5/30/20		295	295,000
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		1,257	1,248,097
INEOS US Finance LLC:
3 Year Term Loan, 2.15%, 5/04/15		228	227,650
6 Year Term Loan, 3.75%, 5/04/18		521	513,892

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Chemicals (concluded)
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/07/20	USD	1,731	$1,693,061
Minerals Technologies Inc., Term Loan B, 4.00%, 5/09/21		1,345	1,339,242
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,172	1,155,855
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		845	817,538
Term Loan B2, 4.25%, 1/15/20		1,416	1,378,538
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		412	413,353
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		945	930,825
2nd Lien Term Loan, 7.75%, 7/31/22		1,055	1,031,263
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		351	343,551
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.00%, 3/19/20		942	932,133
Univar, Inc., Term Loan B, 5.00%, 6/30/17		601	596,666

			16,098,050
Commercial Services & Supplies — 5.6%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		1,879	1,837,614
ARAMARK Corp., Term Loan F, 3.25%, 2/24/21		530	521,886
ARAMARK Services, Inc., Term Loan E, 3.25%, 9/07/19		1,698	1,672,649
Brand Energy & Infrastructure Services, Inc., New Term Loan B, 4.75%, 11/26/20		2,307	2,291,228
Catalent Pharma Solutions, Inc.:
New Term Loan, 6.50%, 12/29/17		44	44,071
Term Loan B, 4.50%, 5/20/21		2,170	2,165,050
Connolly Corp.:
1st Lien Term Loan, 5.00%, 5/14/21		1,845	1,833,841
2nd Lien Term Loan, 8.00%, 5/14/22		900	896,625
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		825	816,874
Koosharem LLC, Exit Term Loan, 7.50%, 5/16/20		1,446	1,428,295
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		810	779,384
2nd Lien Term Loan, 9.00%, 4/20/20		268	249,046
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,812	2,780,893
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		574	570,219
West Corp., Term Loan B10, 3.25%, 6/30/18		1,405	1,383,328

			19,271,003
Communications Equipment — 3.5%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		510	505,645
2nd Lien Term Loan, 8.00%, 8/01/22		3,550	3,582,553
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		875	865,645
2nd Lien Term Loan, 7.50%, 1/23/22		230	228,372
Avaya, Inc., Extended Term Loan B3, 4.65%, 10/26/17		841	813,644
CommScope, Inc., Term Loan B3, 2.73%, 1/21/17		418	415,715
Telesat Canada, Term Loan A, 4.37%, 3/24/17	CAD	2,564	2,240,623
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19	USD	3,272	3,241,052

			11,893,249
Construction & Engineering — 0.5%
AECOM Technology Corp., Term Loan B, 3.75%, 10/15/21		515	514,586
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		449	434,425
Centaur Acquisition LLC, New 2nd Lien Term Loan, 8.75%, 2/15/20		745	750,587

			1,699,598
Floating Rate Loan Interests (c)	Par (000)		Value
Construction Materials — 1.6%
Filtration Group Corp., 1st Lien Term Loan, 4.50%, 11/21/20	USD	586	$583,233
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		4,454	4,407,139
McJunkin Red Man Corp., New Term Loan, 5.00%, 11/08/19		396	396,495

			5,386,867
Containers & Packaging — 1.0%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		562	556,087
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		1,672	1,641,349
BWAY Holding Company, Inc., New Term Loan B, 5.50%, 8/14/20		918	921,141
Rexam PLC, 1st Lien Term Loan, 4.25%, 5/02/21		474	469,074

			3,587,651
Distributors — 1.4%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		2,826	2,760,509
American Tire Distributors Holdings, Inc., Term Loan B, 5.75%, 6/01/18		886	884,749
Crossmark Holdings, Inc., 1st Lien Term Loan, 4.50%, 12/20/19		491	478,050
VWR Funding, Inc., Term Loan, 3.40%, 4/03/17		722	714,984

			4,838,292
Diversified Consumer Services — 2.7%
Allied Security Holdings LLC:
New 1st Lien Term Loan, 4.25%, 2/12/21		1,757	1,734,102
New 2nd Lien Term Loan, 8.00%, 8/13/21		254	251,472
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75%, 1/30/20		1,479	1,459,070
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		138	133,889
New Term Loan B, 4.00%, 11/06/20		538	523,385
Iglo Foods Midco Ltd., Term Loan B, 4.26%, 6/30/20	EUR	1,020	1,249,581
ROC Finance LLC, Term Loan, 5.00%, 6/20/19	USD	653	624,611
ServiceMaster Company, 2014 Term Loan B, 4.25%, 7/01/21		2,320	2,297,287
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		1,231	938,828

			9,212,225
Diversified Financial Services — 2.6%
AssuredPartners Capital, Inc., 1st Lien Term Loan, 4.50%, 3/31/21		910	903,175
RPI Finance Trust, Term Loan B3, 3.25%, 11/09/18		235	233,328
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,563	1,556,356
SIG Euro Holdings AG & Co. KG, 2013 Term Loan, 4.25%, 12/02/18	EUR	4,913	6,151,460

			8,844,319
Diversified Telecommunication Services — 4.6%
Consolidated Communications, Inc., New Term Loan B, 4.25%, 12/23/20	USD	1,847	1,837,429
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,441	1,437,145
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/22/20		685	673,012
Term Loan B, 5.25%, 2/22/19		1,216	1,211,305
Level 3 Financing, Inc.:
2020 Term Loan B, 4.00%, 1/15/20		4,685	4,661,575
Incremental Term Loan B5, 4.50%, 1/31/22		2,245	2,254,115
New 2019 Term Loan, 4.00%, 8/01/19		902	896,082
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		1,183	1,159,905

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Diversified Telecommunication Services (concluded)
US Telepacific Corp., New Term Loan B, 5.75%, 2/23/17	USD	1,865	$1,857,579

			15,988,147
Electric Utilities — 0.3%
American Energy — Utica LLC:
2nd Lien Delayed Draw Term Loan, 11.00%, 9/30/18		134	133,660
2nd Lien Term Loan, 5.50%, 9/30/18		621	639,220
Incremental 2nd Lien Term Loan, 11.00%, 9/30/18		132	131,825

			904,705
Electrical Equipment — 1.5%
Southwire Co., Term Loan, 3.25%, 2/10/21		612	594,332
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		1,560	1,568,248
Extended Term Loan, 4.65%, 10/10/1 (f)		4,025	2,926,738

			5,089,318
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC, Term Loan, 3.25%, 4/29/20		1,759	1,718,139
Energy Equipment & Services — 1.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		2,552	2,534,510
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		211	210,517
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		956	939,038

			3,684,065
Food & Staples Retailing — 1.9%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	2,435	3,889,430
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21	USD	900	888,192
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		540	542,700
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,079	1,064,072

			6,384,394
Food Products — 3.3%
CTI Foods Holding Co. LLC, New 1st Lien Term Loan, 4.50%, 6/29/20		515	506,435
Del Monte Foods, Inc., 1st Lien Term Loan, 4.25%, 2/18/21		1,160	1,087,783
Diamond Foods, Inc., New Term Loan, 4.25%, 8/20/18		1,822	1,803,899
Dole Food Co., Inc., New Term Loan B, 4.50%, 11/01/18		1,459	1,452,116
GFA Brands, Inc., New Term Loan B, 4.50%, 7/09/20		292	286,393
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		1,322	1,312,608
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,013	1,009,040
Pinnacle Foods Finance LLC:
Incremental Term Loan H, 3.25%, 4/29/20		1,036	1,016,169
Term Loan G, 3.25%, 4/29/20		995	974,988
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,487	1,383,235
2nd Lien Term Loan, 10.75%, 11/01/19		725	630,750

			11,463,416
Health Care Equipment & Supplies — 5.7%
Arysta LifeScience Corp., 1st Lien Term Loan, 4.50%, 5/29/20		1,413	1,406,269
Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Equipment & Supplies (concluded)
Biomet, Inc., Term Loan B2, 3.65%, 7/25/17	USD	1,361	$1,357,008
Capsugel Holdings US, Inc., New Term Loan B, 3.50%, 8/01/18		951	937,081
DJO Finance LLC, 2017 Term Loan, 4.25%, 9/15/17		2,288	2,275,055
Fresenius SE & Co. KGaA, Term Loan B:
Incremental, 2.33%, 6/28/19	EUR	318	397,005
2.23%, 8/07/19	USD	1,351	1,346,009
The Hologic, Inc., New Term Loan B, 3.25%, 8/01/19		2,186	2,172,448
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,708	1,703,910
Kinetic Concepts, Inc., Term Loan E1, 4.00%, 5/04/18		317	314,031
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		1,423	1,403,286
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		1,596	1,595,011
National Vision, Inc.:
1st Lien Term Loan, 4.00%, 3/12/21		1,674	1,626,226
2nd Lien Term Loan, 6.75%, 3/11/22		650	615,063
Onex Carestream Finance LP, 2nd Lien Term Loan, 9.50%, 12/07/19		39	38,597
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,444	2,416,992

			19,603,991
Health Care Providers & Services — 6.8%
Amedisys, Inc., 2nd Lien Term Loan, 8.50%, 6/25/20		900	877,500
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19		621	609,060
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		1,798	1,783,544
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		649	649,420
CHG Buyer Corp., New Term Loan, 4.25%, 11/19/19		1,050	1,041,972
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		5,240	5,242,024
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		1,102	1,097,679
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		5,920	5,866,230
Envision Acquisition Co. LLC, Term Loan, 5.75%, 11/04/20		629	628,650
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		911	903,722
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		527	542,782
HCA, Inc., Extended Term Loan B4, 2.98%, 5/01/18		327	325,008
Ikaria, Inc.:
1st Lien Term Loan, 5.00%, 2/12/21		174	174,345
2nd Lien Term Loan, 8.75%, 2/14/22		195	194,838
inVentiv Health, Inc., Incremental Term Loan B3, 7.75%, 5/15/18		240	236,741
MPH Acquisition Holdings LLC, Term Loan, 4.00%, 3/31/21		1,327	1,304,903
National Mentor Holdings, Inc., Term Loan B, 4.75%, 1/31/21		692	685,976
Surgery Center Holdings, Inc., New 1st Lien Term Loan, 5.25%, 7/09/20		597	596,316
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.00%, 6/29/18		839	828,883

			23,589,593

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	29

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Technology — 0.9%
IMS Health, Inc., New Term Loan, 3.50%, 3/17/21	USD	2,000	$1,973,531
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,167	1,156,021

			3,129,552
Hotels, Restaurants & Leisure — 11.9%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20		854	850,185
Belmond Interfin Ltd., Term Loan B, 4.00%, 3/21/21		1,323	1,306,808
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		688	677,738
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,859	1,849,374
Burger King NEWCO Unlimited Liability Company, 2014 Term Loan B, 4.50%, 10/27/21		3,430	3,426,501
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 6.99%, 3/01/17		894	800,380
Term Loan B7, 9.75%, 1/28/18		893	824,073
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		2,335	2,223,587
CCM Merger, Inc., New Term Loan B, 4.50%, 8/08/21		1,014	1,007,541
Dave & Buster’s, Inc., New Term Loan, 4.50%, 7/25/20		410	408,820
Diamond Resorts Corp., New Term Loan, 5.50%, 5/09/21		1,421	1,417,884
Dunkin Brands, Inc., Term Loan B4, 3.25%, 2/07/21		882	865,531
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		745	746,863
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		3,349	3,313,755
Intrawest ULC, Term Loan, 5.50%, 12/09/20		779	778,380
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		5,318	5,274,998
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		1,734	1,728,139
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,160	2,132,736
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,031	1,019,648
Playa Resorts Holding BV, Term Loan B, 4.00%, 8/06/19		1,074	1,058,038
RHP Hotel Properties LP, Term Loan B, 3.75%, 1/15/21		788	781,130
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		307	301,913
Term Loan B, 4.00%, 2/19/19		840	826,260
Scientific Games International, Inc., 2014 Term Loan B1, 4.25%, 10/18/20		937	915,726
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		3,376	3,335,980
Travelport Finance (Luxembourg) S.a.r.l., 2014 Term Loan B, 6.00%, 9/02/21		2,045	2,042,444
Twin River Management Group, Inc., New Term Loan B, 5.25%, 7/10/20		688	684,834
Wendy’s International, Inc., New Term Loan B, 3.25%, 5/15/19		573	568,600

			41,167,866
Household Products — 1.1%
Bass Pro Group LLC, New Term Loan, 3.75%, 11/20/19		1,686	1,664,091
Prestige Brands, Inc., New Term Loan, 4.13%, 1/31/19		714	712,785
Spectrum Brands, Inc.:
Term Loan A, 3.00%, 9/04/17		481	477,865
Term Loan C, 3.50%, 9/04/19		899	889,242

			3,743,983
Floating Rate Loan Interests (c)	Par (000)		Value
Independent Power and Renewable Electricity Producers — 2.0%
Calpine Corp., Term Loan B1, 4.00%, 4/01/18	USD	2,672	$2,659,481
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		2,370	2,364,075
Granite Acquisition Inc.:
Term Loan B, 5.00%, 10/15/21		1,902	1,904,560
Term Loan C, 5.00%, 10/15/21		84	83,800

			7,011,916
Industrial Conglomerates — 0.7%
Sequa Corp., New Term Loan B, 5.25%, 6/19/17		2,558	2,431,648
Insurance — 2.1%
Alliant Holdings I, Inc., New Term Loan B, 4.25%, 12/20/19		1,103	1,096,078
CNO Financial Group, Inc., Term Loan B2, 3.75%, 9/20/18		1,374	1,357,477
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		1,101	990,956
2nd Lien Term Loan C, 8.25%, 10/16/20		530	445,200
Onex York Acquisition Corp., Term Loan B, 4.75%, 10/01/21		1,168	1,159,642
Sedgwick, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,169	1,134,928
2nd Lien Term Loan, 6.75%, 2/28/22		1,230	1,193,100

			7,377,381
Internet Software & Services — 2.2%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		1,163	1,141,295
Go Daddy Operating Co. LLC, New Term Loan B, 4.75%, 5/13/21		1,571	1,565,564
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		3,436	3,434,369
W3 Co.:
1st Lien Term Loan, 5.75%, 3/13/20		1,074	1,062,913
2nd Lien Term Loan, 9.25%, 9/11/20		419	406,382

			7,610,523
IT Services — 4.5%
Ceridian LLC:
Term Loan B1, 4.12%, 5/09/17		1,422	1,419,704
Term Loan B2, 4.50%, 9/15/20		1,047	1,037,762
First Data Corp.:
New 2018 Extended Term Loan, 3.65%, 3/23/18		7,645	7,568,338
New 2018 Term Loan, 3.65%, 9/24/18		730	722,700
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		1,148	1,141,088
InfoGroup, Inc., New Term Loan, 7.50%, 5/25/18		314	286,613
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		970	863,411
SunGard Data Systems, Inc.:
Term Loan C, 3.90%, 2/28/17		925	920,375
Term Loan E, 4.00%, 3/08/20		170	169,201
Vantiv, LLC, 2014 Term Loan B, 3.75%, 6/13/21		1,232	1,221,515

			15,350,707
Leisure Products — 0.4%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		977	968,755
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		504	500,695

			1,469,450
Machinery — 2.9%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		286	287,080
Refinancing Term Loan, 4.25%, 12/10/18		886	875,476

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Machinery (concluded)
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/31/20	USD	717	$714,064
Term Loan B3, 4.25%, 8/28/20		216	214,958
Gardner Denver, Inc.:
4.25%, 7/30/20		1,208	1,189,842
4.75%, 7/30/20	EUR	78	98,091
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/20	USD	848	829,789
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		1,176	1,156,918
Mirror Bidco Corp., New Term Loan, 4.25%, 12/28/19		1,046	1,033,362
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		549	550,311
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,497	1,475,130
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		870	854,029
STS Operating, Inc., Term Loan, 4.75%, 2/21/21		418	414,941
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		461	458,476

			10,152,467
Media — 13.4%
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/12/20		1,564	1,562,903
Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.50%, 6/06/20		685	686,712
CBS Outdoor Americas Capital LLC, Term Loan B, 3.00%, 1/31/21		455	446,582
Cengage Learning Acquisitions, Inc.:
0.00%, 7/03/15 (a)(f)		1,296	—
1st Lien Term Loan, 7.00%, 3/31/20		3,672	3,673,386
Charter Communications Operating LLC, Term Loan G, 4.25%, 9/12/21		2,505	2,520,656
Clear Channel Communications, Inc.:
Term Loan B, 3.80%, 1/29/16		408	404,650
Term Loan D, 6.90%, 1/30/19		4,332	4,083,496
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		1,095	1,082,039
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		122	115,268
Gray Television, Inc., 2014 Term Loan B, 3.75%, 6/10/21		758	747,494
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,210	1,199,760
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		807	801,429
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		2,622	2,599,429
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		910	902,611
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20		390	390,975
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/17/20		302	300,440
MCC Iowa LLC:
Term Loan I, 2.63%, 6/30/17		668	661,087
Term Loan J, 3.75%, 6/30/21		324	318,414
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		1,016	1,007,565
Mediacom Communications Corp., Term Loan F, 2.63%, 3/31/18		507	493,815
Mediacom Illinois LLC, Term Loan G, 3.75%, 6/30/21		830	817,550
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, 1/22/20		1,056	1,029,804
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,357	1,359,052
Term Loan B2, 4.50%, 5/21/20		1,174	1,175,766
Floating Rate Loan Interests (c)	Par (000)		Value
Media (concluded)
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20	USD	1,008	$991,817
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,825	1,792,020
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		1,143	1,112,831
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		2,305	2,284,398
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		3,357	3,320,273
UPC Financing Partnership, Term Loan AG, 3.76%, 3/31/21	EUR	910	1,138,325
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/07/20	USD	815	803,003
Term Loan E, 4.25%, 6/30/23	GBP	1,105	1,753,386
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19	USD	1,092	1,089,964
William Morris Endeavor Entertainment LLC:
1st Lien Term Loan, 5.25%, 5/06/21		1,066	1,048,054
2nd Lien Term Loan, 8.25%, 5/01/22		560	546,000
Ziggo BV:
Term Loan B1A, 3.25%, 1/15/22		1,108	1,078,191
Term Loan B2A, 3.25%, 1/15/22		668	651,345
Term Loan B3, 2.75%, 1/15/22		142	138,215

			46,128,705
Metals & Mining — 1.6%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		265	263,675
API Heat Transfer, Inc., Term Loan, 5.25%, 5/03/19		974	963,858
FMG Resources (August 2006) Property Ltd., Term Loan B, 3.75%, 6/30/19		1,222	1,190,753
Novelis, Inc., New Term Loan, 3.75%, 3/10/17		1,579	1,561,044
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,589	1,596,825

			5,576,155
Multiline Retail — 1.9%
99¢ Only Stores, New Term Loan, 4.50%, 1/11/19		1,122	1,113,646
BJ’s Wholesale Club, Inc.:
New 1st Lien Term Loan, 4.50%, 9/26/19		1,581	1,563,637
New 2nd Lien Term Loan, 8.50%, 3/26/20		375	374,610
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20		1,045	1,045,386
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,637	2,600,949

			6,698,228
Oil, Gas & Consumable Fuels — 3.8%
American Energy — Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		565	549,389
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		1,132	997,752
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		870	829,762
Drillships Ocean Ventures, Inc., Term Loan B, 5.50%, 7/25/21		1,401	1,342,625
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,170	1,138,796
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18		822	802,914
2nd Lien Term Loan, 8.38%, 9/30/20		360	345,827
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		418	417,065
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		67	60,190
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		865	873,650
Panda Temple II Power LLC, New Term Loan B, 7.25%, 4/03/19		940	952,530

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20	USD	285	$276,450
Samchully Midstream 3 LLC, Term Loan B, 7.00%, 10/14/21		1,100	1,089,000
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		162	158,265
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		718	719,995
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		579	571,318
TPF II Power LLC, Term Loan B, 5.50%, 10/02/21		985	978,844
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		1,042	1,031,704

			13,136,076
Personal Products — 0.1%
Prestige Brands, Inc., Term Loan B2, 4.50%, 9/03/21		275	275,085
Pharmaceuticals — 5.4%
Akorn, Inc., Term Loan B, 4.50%, 4/16/21		1,365	1,359,035
Amneal Pharmaceuticals LLC, New Term Loan, 4.75%, 11/01/19		639	632,166
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		511	501,959
Endo Luxembourg Finance Co. I Sarl, 2014 Term Loan B, 3.25%, 2/28/21		716	707,001
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.15%, 2/27/21		3,199	3,155,931
JLL/Delta Dutch Newco BV, Term Loan, 4.25%, 3/11/21		973	947,033
Mallinckrodt International Finance SA:
Incremental Term Loan B1, 3.50%, 3/19/21		880	872,300
Term Loan B, 3.50%, 3/19/21		1,413	1,398,418
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		2,275	2,239,105
Pharmaceutical Product Development LLC, New Term Loan B, 4.00%, 12/05/18		2,587	2,566,837
Quintiles Transnational Corp., Term Loan B3, 3.75%, 6/08/18		1,277	1,264,277
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.50%, 12/11/19		975	966,781
Series D2 Term Loan B, 3.50%, 2/13/19		943	934,875
Series E Term Loan B, 3.50%, 8/05/20		1,158	1,148,381

			18,694,099
Professional Services — 2.2%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,215	1,202,978
2014 2nd Lien Term Loan, 7.50%, 7/25/22		965	957,521
Delayed Draw Term Loan, 4.25%, 7/23/21		20	20,049
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		1,257	1,244,744
Intertrust Group Holding BV:
2nd Lien Term Loan, 7.15%, 4/16/22		725	714,582
Term Loan B4, 4.30%, 4/16/21	EUR	1,000	1,249,591
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19	USD	1,113	1,124,181
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,030	1,009,336

			7,522,982
Real Estate Management & Development — 1.6%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,396	1,385,951
DTZ US Borrower LLC:
1st Lien Term Loan, 5.50%, 10/06/21		825	824,145
Delayed Draw Term Loan, 5.50%, 10/21/21		492	491,641
Floating Rate Loan Interests (c)	Par (000)		Value
Real Estate Management & Development (concluded)
Realogy Corp.:
Extended Letter of Credit, 0.27%, 10/10/16	USD	110	$107,360
Term Loan B, 3.75%, 3/05/20		2,884	2,858,669

			5,667,766
Road & Rail — 1.5%
RAC Finance Ltd.:
Term Loan B, 5.29%, 9/30/18	GBP	1,182	1,886,010
Term Loan D, 5.26%, 10/29/19		500	796,851
Road Infrastructure Investment LLC:
New 1st Lien Term Loan, 4.25%, 3/31/21	USD	1,239	1,192,321
New 2nd Lien Term Loan, 7.75%, 9/21/21		600	544,500
The Hertz Corp., Term Loan B2, 3.00%, 3/11/18		888	865,003

			5,284,685
Semiconductors & Semiconductor Equipment — 1.7%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		3,312	3,299,712
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		1,392	1,371,652
Term Loan B5, 5.00%, 1/15/21		431	429,651
NXP BV, Term Loan D, 3.25%, 1/11/20		861	851,610

			5,952,625
Software — 3.5%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		297	293,654
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		400	399,000
New Term Loan B, 4.25%, 11/01/19		1,075	1,054,637
Infor US, Inc.:
Term Loan B3, 3.75%, 6/03/20		525	517,074
Term Loan B5, 3.75%, 6/03/20		2,644	2,606,544
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		542	501,556
Kronos Worldwide, Inc., 2014 Term Loan, 4.75%, 2/18/20		308	307,549
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,088	1,115,147
Mitchell International, Inc.:
New 1st Lien Term Loan, 4.50%, 10/12/20		1,355	1,342,332
New 2nd Lien Term Loan, 8.50%, 10/11/21		1,000	995,000
Regit Eins GmbH, 1st Lien Term Loan, 6.00%, 1/08/21		588	574,756
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		1,948	1,926,921
Websense, Inc., 2nd Lien Term Loan, 8.25%, 12/24/20		300	296,751

			11,930,921
Specialty Retail — 4.2%
Academy Ltd., Term Loan, 4.50%, 8/03/18		1,257	1,250,438
Equinox Holdings, Inc., Repriced Term Loan B, 4.25%, 1/31/20		804	797,311
General Nutrition Centers, Inc., New Term Loan, 3.25%, 3/04/19		1,566	1,526,223
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		70	43,464
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		1,102	1,057,718
Leslie’s Poolmart, Inc., New Term Loan, 4.25%, 10/16/19		1,225	1,201,259
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		1,781	1,757,640
Term Loan B, 3.75%, 1/28/20		899	881,932
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		2,622	2,566,240
Petco Animal Supplies, Inc., New Term Loan, 4.00%, 11/24/17		1,828	1,811,040
Things Remembered, Inc., New Term Loan B, 8.25%, 5/24/18		997	947,601

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Specialty Retail (concluded)
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18	USD	114	$91,408
Term Loan B3, 5.25%, 5/25/18		24	19,185
Term Loan B4, 9.75%, 3/15/20		424	385,080

			14,336,539
Textiles, Apparel & Luxury Goods — 2.2%
ABG Intermediate Holdings 2 LLC, 1st Lien Term Loan, 5.50%, 5/27/21		1,318	1,308,487
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,402	1,356,180
J. Crew Group, Inc., New Term Loan B, 4.00%, 3/05/21		1,473	1,420,603
Kate Spade & Co., Term Loan B, 4.00%, 4/09/21		1,337	1,298,221
Nine West Holdings, Inc.:
Guarantee Term Loan, 6.25%, 1/08/20		495	457,875
Term Loan B, 4.75%, 10/08/19		579	564,809
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		1,020	1,019,812

			7,425,987
Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, 1st Lien Term Loan, 5.25%, 10/31/19		1,184	1,180,953
Wireless Telecommunication Services — 0.8%
Crown Castle Operating Co., Term Loan B2, 3.00%, 1/31/21		1,211	1,200,255
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		1,610	1,589,505

			2,789,760
Total Floating Rate Loan Interests — 133.9%			461,477,155

Non-Agency Mortgage-Backed Securities — 0.2%
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (b)(c)		813	828,289

Other Interests (g)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		500	4,375
Construction Materials — 0.0%
USI Senior Holdings		8	—
Diversified Financial Services — 0.0%
J.G. Wentworth LLC Preferred Equity Interests, (Acquired 11/18/13, cost $837,899) (h)		12	136,576
Total Other Interests — 0.0%			140,951

Warrants (i)	Shares	Value
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)	166	—
Media — 0.0%
New Vision Holdings LLC (Expires 12/31/14)	22,447	$1,214
Software — 0.0%
Bankruptcy Management Solutions, Inc.:
(Expires 6/28/18)	181	—
(Expires 6/28/19)	195	—
(Expires 6/28/20)	292	—
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1,501	8,274

		8,274
Total Warrants — 0.0%		9,488

Investment Companies
Capital Markets — 0.0%
Eaton Vance Floating-Rate Income Trust	34	485
Eaton Vance Senior Income Trust	8,925	57,388
Total Investment Companies — 0.0%		57,873
Total Long-Term Investments (Cost — $501,369,644) — 143.2%		493,715,998

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (j)(k)	2,630,534	2,630,534
Total Short-Term Securities (Cost — $2,630,534) — 0.8%		2,630,534
Options Purchased (Cost — $25,422) — 0.0%		—
Total Investments (Cost — $504,025,600) — 144.0%		496,346,532
Liabilities in Excess of Other Assets — (44.0)%		(151,678,929)

Net Assets — 100.0%		$344,667,603

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Zero-coupon bond.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(i)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,378,158	(747,624)	2,630,534	$417

(k)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Forward foreign currency exchange contracts outstanding as of October 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
GBP	900,000	USD	1,445,598	Deutsche Bank AG	1/21/15	$(6,771)
USD	2,614,839	CAD	2,937,000	Barclays Bank PLC	1/21/15	14,064
USD	12,199,678	EUR	9,562,000	JPMorgan Chase Bank N.A.	1/21/15	210,797
USD	10,161,494	GBP	6,373,000	Barclays Bank PLC	1/21/15	(26,999)
Total						$191,091

•	OTC options purchased as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD 942.86	12/14/19	26	—

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,485,713	$715,650	$10,201,363
Common Stocks	$2,047,509	685,727	153,282	2,886,518
Corporate Bonds	—	17,553,535	560,826	18,114,361
Floating Rate Loan Interests	—	424,396,522	37,080,633	461,477,155
Non-Agency Mortgage-Backed Securities	—	828,289	—	828,289
Other Interests	136,576	—	4,375	140,951
Warrants	—	8,274	1,214	9,488
Investment Companies	57,873	—	—	57,873
Short-Term Securities	2,630,534	—	—	2,630,534
Liabilities:
Unfunded Floating Rate Loan Interests[1]	—	(25,380)	—	(25,380)

Total	$4,872,492	$452,932,680	$38,515,980	$496,321,152

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation/depreciation on the commitment.

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$224,861	—	$224,861
Liabilities:
Foreign currency exchange contracts	—	(33,770)	—	(33,770)

Total	—	$191,091	—	$191,091

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$753,332	—	—	$753,332
Foreign currency at value	6,914	—	—	6,914
Liabilities:
Bank borrowings payable	—	$(145,000,000)	—	(145,000,000)

Total	$760,246	$(145,000,000)	—	$(144,239,754)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Floating Rate Loan Interests Assets	Unfunded Floating Rate Loan Interests (Liabilities)	Total
Assets:
Opening Balance, as of October 31, 2013	$14,250,070	$2,637,960	—	$28,839,567	$1,426,987	$1,549	$14,706	$(903)	$47,169,936
Transfers into Level 3[1]	—	—	—	13,371,068	—	—	—	—	13,371,068
Transfers out of Level 3[2]	(8,528,110)	—	—	(5,298,290)	(524,486)	—	—	—	(14,350,886)
Accrued discounts/premiums	17,317	—	$(155)	104,179	—	—	—	—	121,341
Net realized gain (loss)	302,683	1,319,724	—	73,638	1,361,239	—	—	—	3,057,284
Net change in unrealized appreciation/ depreciation[3,4]	(289,654)	(925,933)	2,768	(688,966)	(890,625)	(335)	(14,706)	903	(2,806,548)
Purchases	715,650	—	558,213	16,480,570	—	—	—	—	17,754,433
Sales	(5,752,306)	(2,878,469)	—	(15,801,133)	(1,368,740)	—	—	—	(25,800,648)

Closing Balance, as of October 31, 2014	$715,650	$153,282	$560,826	$37,080,633	$4,375	$1,214	—	—	$38,515,980

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014	$(12)	$145,215	$2,768	$(647,207)	$1,875	$(334)	—	—	$(497,695)

[1]   As of October 31, 2013, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2014, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $13,371,068 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]   As of October 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $14,350,886 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]   Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	35

Schedule of Investments October 31, 2014	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)			Value
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A2D, 0.45%, 2/25/36 (a)	USD	6,775		$5,910,307
Adirondack Park CLO Ltd., Series 2013-1A (a)(b):
Class D, 3.88%, 4/15/24		3,250		3,064,442
Class E, 4.88%, 4/15/24		2,000		1,783,573
ALM Loan Funding, Series 2013-7RA (a)(b):
Class C, 3.68%, 4/24/24		4,000		3,735,474
Class D, 5.23%, 4/24/24		1,000		908,323
ALM V Ltd., Series 2012-5A, Class C, 4.73%, 2/13/23 (a)(b)		4,000		4,003,926
ALM XIV Ltd., Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)(c)		3,610		3,318,760
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (b)		2,000		2,004,388
AMMC CLO XII Ltd., Series 2013-12A, Class D1, 3.98%, 5/10/25 (a)(b)		1,000		948,370
Apidos CLO XII, Series 2013-12A, Class D, 3.28%, 4/15/25 (a)(b)		1,000		910,131
Atrium X, Series 10A (a)(b):
Class D, 3.73%, 7/16/25		1,000		944,264
Class E, 4.73%, 7/16/25		2,000		1,784,527
Benefit Street Partners CLO Ltd., Series 2012-IA, Class C, 4.73%, 10/15/23 (a)(b)		2,750		2,737,801
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24 (a)(b)		1,750		1,598,037
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class D, 3.55%, 10/20/26 (a)(b)		2,750		2,591,875
Brookside Mill CLO Ltd., Series 2013-1A, Class D, 3.28%, 4/17/25 (a)(b)		1,250		1,121,611
C-BASS Trust, Series 2006-CB7, Class A4, 0.31%, 10/25/36 (a)		10,132		6,953,564
Carlyle Global Market Strategies CLO Ltd., Class D (a)(b):
Series 2012-4A, 4.73%, 1/20/25		2,350		2,349,943
Series 2013-2A, 3.98%, 4/18/25		1,250		1,185,253
Carrington Mortgage Loan Trust, Series 2006-FRE2 (a):
Class A2, 0.27%, 10/25/36		7,221		4,160,042
Class A5, 0.23%, 10/25/36		7,657		4,388,297
Central Park CLO Ltd., Series 2011-1A, Class D, 3.43%, 7/23/22 (a)(b)		2,250		2,219,540
CIFC Funding Ltd. (a)(b):
Series 2012-1AR, Class B1R, 4.39%, 8/14/24		2,000		1,965,135
Series 2013-2A, Class B1L, 3.83%, 4/21/25		1,000		927,801
Series 2014-3A, Class D, 3.55%, 7/22/26		480		435,861
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M2, 0.63%, 9/25/35 (a)		4,800		4,487,822
Countrywide Asset-Backed Certificates, Series 2006-BC5, Class 2A3, 0.32%, 3/25/37 (a)		5,410		4,725,999
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (b)		2,019		1,944,265
ECP CLO Ltd., Series 2013-5A, Class C, 3.73%, 1/20/25 (a)(b)		2,500		2,282,170
Fieldstone Mortgage Investment Trust, Series 2006-3, Class 2A3, 0.31%, 11/25/36 (a)		13,300		7,640,094
Flatiron CLO Ltd., Series 2012-1A, Class C, 4.73%, 10/25/24 (a)(b)		1,375		1,358,797
Fremont Home Loan Trust, Class 2A3 (a):
Series 2006-A, 0.31%, 5/25/36		27,639		15,975,803
Series 2006-D, 0.30%, 11/25/36		25,508		12,273,241
Asset-Backed Securities	Par (000)			Value
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 3.53%, 4/25/25 (a)(b)	USD	1,250		$1,169,246
GSAMP Trust (a):
Series 2005-AHL2, Class A2C, 0.39%, 12/25/35		6,412		5,813,376
Series 2006-FM2, Class A2C, 0.30%, 9/25/36		13,027		5,993,101
Series 2007-FM2, Class A2B, 0.24%, 1/25/37		9,481		5,669,026
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (a)(b)		2,000		1,838,553
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, 0.32%, 4/25/37 (a)		15,902		10,297,951
ING IM CLO Ltd., Series 2013-2A, Class C, 3.73%, 4/25/25 (a)(b)		1,000		933,908
Jamestown CLO I Ltd., Series 2012-1A, Class C, 4.24%, 11/05/24 (a)(b)		2,550		2,470,092
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		1,335		1,232,149
Lehman XS Trust, Series 2007-1, Class 2A1, 5.60%, 2/25/37 (a)		10,096		9,266,067
Madison Park Funding Ltd. (a):
Series 2012-10A, Class D, 4.48%, 1/20/25 (b)		1,000		991,986
Series 2012-8X, Class E, 5.58%, 4/22/22		3,000		2,886,852
Mastr Asset-Backed Securities Trust (a):
Series 2006-HE2, Class A3, 0.30%, 6/25/36		13,315		7,253,385
Series 2006-WMC2, Class A5, 0.40%, 4/25/36		9,692		4,529,196
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, 0.30%, 11/25/36 (a)		16,426		9,383,457
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.23%, 1/15/24 (a)(b)		1,000		968,547
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.58%, 7/17/25 (a)(b)		2,250		2,069,725
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 3.88%, 11/14/26 (a)(b)		1,000		951,300
OHA Credit Partners VII Ltd., Series 2012-7A, Class D, 4.23%, 11/20/23 (a)(b)		3,000		2,927,937
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.43%, 7/22/25 (a)(b)		1,250		1,129,156
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23 (a)(b)		2,000		1,952,362
Race Point CLO Ltd., Series 2011-5AR, Class ER, 6.23%, 12/15/22 (a)(b)		1,500		1,499,912
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 9/25/37 (d)		4,850		3,151,257
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, 0.55%, 9/25/47 (a)		5,000		3,352,100
Scholar Funding Trust, Series 2013-A, Class R, 0.00% (b)(e)		—	(f)	4,148,172
Symphony CLO XV Ltd., Series 2014-15A, Class D, 3.98%, 10/17/26 (a)(b)(g)		3,500		3,294,550
Tyron Park CLO Ltd., Series 2013-1A (a)(b):
Class C, 3.73%, 7/15/25		1,250		1,166,455
Class D, 4.63%, 7/15/25		1,000		876,496
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, 0.39%, 5/25/47 (a)		11,451		7,510,642
Total Asset-Backed Securities — 28.5%				217,366,392

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Airlines — 5.2%
Air Canada Pass-Through Trust, Series 2013-1 (b)(c):
Class B, 5.38%, 11/15/22	USD	3,269	$3,310,264
Class C, 6.63%, 5/15/18		761	782,384
American Airlines Pass-Through Trust (c):
Series 2013-1, Class C, 6.13%, 7/15/18 (b)		1,500	1,539,375
Series 2013-2, Class A, 4.95%, 7/15/24		2,360	2,519,215
Series 2013-2, Class B, 5.60%, 1/15/22 (b)		2,777	2,832,876
Series 2013-2, Class C, 6.00%, 1/15/17 (b)		2,800	2,884,000
Continental Airlines Pass-Through Trust (c):
Series 2003-ERJ1, 7.88%, 1/02/20		6,828	7,292,585
Series 2007-1, Class B, 6.90%, 10/19/23		3,451	3,658,026
Series 2012-1, Class B, 6.25%, 10/11/21		488	516,838
Series 2012-3, Class C, 6.13%, 4/29/18		678	715,290
Delta Air Lines Pass-Through Trust, Class B (c):
Series 2007-1, 8.02%, 2/10/24		2,346	2,720,925
Series 2012-1, 6.88%, 5/07/19 (b)		4,485	4,978,503
United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 3/03/24 (c)		2,750	2,667,500
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23 (c)		3,100	3,154,250

			39,572,031
Auto Components — 1.2%
Dana Holding Corp., 6.75%, 2/15/21 (c)		1,257	1,335,562
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (c):
3.50%, 3/15/17		170	169,150
4.88%, 3/15/19		2,898	2,948,715
6.00%, 8/01/20		2,174	2,282,700
5.88%, 2/01/22		1,334	1,370,685
Schaeffler Finance BV, 4.75%, 5/15/21 (b)(c)		1,045	1,042,388

			9,149,200
Automobiles — 1.0%
Chrysler Group LLC/CG Co-Issuer, Inc. (c):
8.00%, 6/15/19		1,212	1,298,355
8.25%, 6/15/21		1,003	1,120,852
General Motors Co. (c):
3.50%, 10/02/18		2,669	2,749,070
6.25%, 10/02/43		2,194	2,610,860

			7,779,137
Banks — 2.5%
CIT Group, Inc., 5.25%, 3/15/18 (c)		9,558	10,083,690
Fifth Third Bancorp, 5.10% (a)(c)(h)		5,000	4,725,000
Sberbank of Russia, 5.25%, 5/23/23 (b)		5,000	4,395,000

			19,203,690
Building Products — 0.8%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)(c)		375	379,688
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)(c)		1,100	1,144,000
Building Materials Corp. of America, 6.75%, 5/01/21 (b)(c)		3,125	3,351,562
Cemex SAB de CV, 5.88%, 3/25/19 (b)(c)		200	207,250
USG Corp., 9.75%, 1/15/18 (c)		572	659,230

			5,741,730
Capital Markets — 0.8%
AE-Rotor Holding BV, 4.97%, 3/28/18 (c)		2,500	2,568,700
American Capital Ltd., 6.50%, 9/15/18 (b)(c)		700	724,500
Credit Suisse Group AG, 7.50% (a)(b)(c)(h)		2,851	3,030,043

			6,323,243
Chemicals — 0.5%
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		246	268,755
Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Rockwood Specialties Group, Inc., 4.63%, 10/15/20 (c)	USD	3,392	$3,541,248

			3,810,003
Commercial Services & Supplies — 1.8%
ARAMARK Services, Inc., 5.75%, 3/15/20 (c)		672	702,240
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)(c)		5,000	5,700,000
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)(c)		406	404,477
United Rentals North America, Inc. (c):
8.25%, 2/01/21		4,204	4,582,360
7.63%, 4/15/22		2,440	2,720,600

			14,109,677
Communications Equipment — 1.0%
Alcatel-Lucent USA, Inc., 8.88%, 1/01/20 (b)(c)		942	1,033,845
Avaya, Inc., 7.00%, 4/01/19 (b)(c)		691	678,908
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 7/01/20 (c)		5,000	5,550,000

			7,262,753
Construction & Engineering — 0.3%
Alam Synergy Property Ltd., 6.95%, 3/27/20 (c)		2,000	1,980,000
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)(c)		183	192,608
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)(c)		290	299,425

			2,472,033
Construction Materials — 1.6%
HD Supply, Inc. (c):
8.13%, 4/15/19		2,292	2,475,360
11.00%, 4/15/20		2,900	3,327,750
7.50%, 7/15/20		6,388	6,803,220

			12,606,330
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (c)		652	684,600
Diversified Consumer Services — 0.3%
APX Group, Inc. (c):
6.38%, 12/01/19		289	283,943
8.75%, 12/01/20		1,428	1,235,220
Laureate Education, Inc., 9.75%, 9/01/19 (b)(c)		624	642,720

			2,161,883
Diversified Financial Services — 3.7%
Aircastle Ltd., 6.25%, 12/01/19 (c)		2,624	2,794,560
Ally Financial, Inc., 8.00%, 11/01/31 (c)		9,315	11,853,337
DPL, Inc., 6.50%, 10/15/16 (c)		112	119,840
General Motors Financial Co., Inc. (c):
3.25%, 5/15/18		235	240,288
4.25%, 5/15/23		326	335,780
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)(c)		2,290	2,238,049
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)(c)		845	840,775
Reynolds Group Issuer, Inc. (c):
9.88%, 8/15/19		3,278	3,560,728
5.75%, 10/15/20		4,941	5,138,640
8.25%, 2/15/21		1,124	1,208,300

			28,330,297
Diversified Telecommunication Services — 3.8%
CenturyLink, Inc., Series V, 5.63%, 4/01/20 (c)		834	884,040
Cequel Communications Escrow 1 LLC/Cequel Capital Corp., 6.38%, 9/15/20 (b)(c)		662	690,135

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	37

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Consolidated Communications, Inc., 10.88%, 6/01/20 (c)	USD	1,264	$1,440,960
Level 3 Communications, Inc., 8.88%, 6/01/19 (c)		1,234	1,323,465
Level 3 Financing, Inc., 8.13%, 7/01/19 (c)		7,722	8,262,540
Verizon Communications, Inc., 6.55%, 9/15/43 (b)(c)		12,500	15,757,575
Windstream Corp. (c):
7.75%, 10/15/20		450	479,250
6.38%, 8/01/23		555	559,162

			29,397,127
Electric Utilities — 0.7%
Star Energy Geothermal Wayang Windu Ltd., 6.13%, 3/27/20 (c)		5,000	5,112,500
Energy Equipment & Services — 0.9%
MEG Energy Corp., 6.50%, 3/15/21 (b)(c)		3,586	3,550,140
Peabody Energy Corp. (c):
6.00%, 11/15/18		176	170,280
6.25%, 11/15/21		3,625	3,432,422

			7,152,842
Food & Staples Retailing — 0.1%
Rite Aid Corp., 6.75%, 6/15/21 (c)		506	540,155
Food Products — 0.2%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		1,200	1,260,120
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)(c)		307	325,420

			1,585,540
Health Care Equipment & Supplies — 1.2%
Biomet, Inc. (c):
6.50%, 8/01/20		5,795	6,200,650
6.50%, 10/01/20		2,904	3,070,980

			9,271,630
Health Care Providers & Services — 4.5%
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		3,548	3,822,970
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24 (c)		2,500	2,550,000
HCA, Inc. (c):
6.50%, 2/15/20		10,643	11,880,249
5.88%, 3/15/22		124	136,090
4.75%, 5/01/23		161	163,616
Hologic, Inc., 6.25%, 8/01/20 (c)		3,216	3,380,820
Tenet Healthcare Corp. (c):
6.25%, 11/01/18		6,087	6,612,004
6.00%, 10/01/20		1,150	1,236,250
8.13%, 4/01/22		4,137	4,742,036

			34,524,035
Hotels, Restaurants & Leisure — 3.2%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		2,078	1,561,395
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (b)(c)		2,773	2,689,810
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	5,297,728
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21		2,678	4,498,870
Series M, 7.40%, 3/28/24		6,400	10,596,416

			24,644,219
Household Durables — 0.9%
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)(c)	USD	2,750	2,928,750
Corporate Bonds	Par (000)		Value
Household Durables (concluded)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)(c)	USD	750	$796,875
Standard Pacific Corp., 8.38%, 1/15/21 (c)		2,000	2,335,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)(c)		357	359,545
Tri Pointe Holdings, Inc. (b)(c):
4.38%, 6/15/19		415	412,925
5.88%, 6/15/24		280	285,600

			7,118,695
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp. (c):
6.00%, 1/15/22 (b)		254	273,685
5.38%, 1/15/23		4,000	4,040,000
5.88%, 1/15/24 (b)		240	258,000
NRG Energy, Inc., 7.63%, 1/15/18 (c)		2,735	3,070,037
NRG REMA LLC, 9.68%, 7/02/26 (c)		1,750	1,890,000

			9,531,722
Insurance — 1.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)(c)		680	700,400
Genworth Holdings, Inc., 6.50%, 6/15/34 (c)		5,500	6,327,475
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)(c)		1,400	1,501,500

			8,529,375
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20 (c)		144	147,240
VeriSign, Inc., 4.63%, 5/01/23 (c)		575	572,844

			720,084
IT Services — 2.3%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)(c)		742	836,605
Ceridian LLC, 8.88%, 7/15/19 (b)(c)		2,007	2,217,735
Epicor Software Corp., 8.63%, 5/01/19 (c)		425	452,094
First Data Corp. (b)(c):
7.38%, 6/15/19		5,071	5,375,260
6.75%, 11/01/20		3,111	3,328,770
SunGard Data Systems, Inc., 6.63%, 11/01/19 (c)		5,003	5,178,105

			17,388,569
Media — 7.4%
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23 (c)		3,000	3,168,840
Cablevision Systems Corp., 5.88%, 9/15/22 (c)		700	712,250
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (b)(c):
5.25%, 2/15/22		3,117	3,218,302
5.63%, 2/15/24		94	97,995
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 2/15/23 (c)		7,029	7,011,427
Clear Channel Worldwide Holdings, Inc. (c):
7.63%, 3/15/20		5,274	5,610,217
6.50%, 11/15/22		2,573	2,663,055
Columbus International, Inc., 7.38%, 3/30/21 (b)(c)		1,560	1,653,600
DISH DBS Corp., 5.13%, 5/01/20 (c)		5,500	5,720,000
Gannett Co., Inc., 6.38%, 10/15/23 (c)		1,400	1,505,000
Gray Television, Inc., 7.50%, 10/01/20 (c)		891	932,209
iHeartCommunications, Inc., 9.00%, 12/15/19 (c)		700	707,438
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)(c)		1,000	1,000,000
Intelsat Jackson Holdings SA (c):
7.25%, 10/15/20		1,250	1,334,375
5.50%, 8/01/23		2,241	2,246,602
Intelsat Luxembourg SA, 6.75%, 6/01/18 (c)		3,000	3,105,000

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)(c)	USD	199	$211,438
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)(c)		250	255,625
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)(c)		629	644,725
Numericable Group SA, 6.00%, 5/15/22 (b)(c)		3,000	3,067,500
Radio One, Inc., 9.25%, 2/15/20 (b)(c)		685	679,863
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)(c)		630	659,925
Sirius XM Radio, Inc., 4.25%, 5/15/20 (b)(c)		994	988,409
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)(c)		5,287	5,511,697
Univision Communications, Inc., 5.13%, 5/15/23 (b)(c)		2,093	2,208,115
Virgin Media Finance PLC, 6.38%, 4/15/23 (b)(c)		805	851,288
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)(c)		980	1,065,750

			56,830,645
Metals & Mining — 1.6%
ArcelorMittal, 6.13%, 6/01/18 (c)		1,900	2,033,000
Commercial Metals Co., 4.88%, 5/15/23 (c)		984	959,400
Novelis, Inc., 8.75%, 12/15/20 (c)		7,164	7,817,715
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)(c)		1,140	1,231,200

			12,041,315
Multiline Retail — 0.4%
Dollar General Corp., 4.13%, 7/15/17 (c)		643	669,643
Neiman Marcus Group Ltd. (b)(c):
8.00%, 10/15/21		927	988,818
8.75% (8.75% Cash or 9.50% PIK), 10/15/21 (i)		963	1,030,410

			2,688,871
Oil, Gas & Consumable Fuels — 2.5%
Antero Resources Finance Corp., 5.38%, 11/01/21 (c)		284	288,260
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (c)		254	278,130
Bonanza Creek Energy, Inc., 6.75%, 4/15/21 (c)		99	99,248
Chesapeake Energy Corp., 5.75%, 3/15/23 (c)		1,145	1,253,775
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)(c)		383	379,170
Kinder Morgan Energy Partners LP (c):
6.55%, 9/15/40		300	338,646
5.00%, 8/15/42		1,130	1,049,869
5.00%, 3/01/43		570	525,800
Kinder Morgan, Inc., 5.63%, 11/15/23 (b)(c)		486	534,600
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21 (c)		334	323,562
MIE Holdings Corp., 6.88%, 2/06/18		2,000	1,970,000
Pacific Drilling SA, 5.38%, 6/01/20 (b)(c)		669	598,337
Pertamina Persero PT, 5.63%, 5/20/43 (b)(c)		2,000	1,915,000
Range Resources Corp. (c):
5.75%, 6/01/21		2,874	3,032,070
5.00%, 8/15/22		91	95,436
5.00%, 3/15/23		211	220,495
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (c)		297	294,773
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)(c)		218	213,095
Rosetta Resources, Inc., 5.63%, 5/01/21 (c)		3,286	3,187,420
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22 (b)(c)		752	810,280
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (c)	USD	703	$762,755
Whiting Petroleum Corp., 5.00%, 3/15/19 (c)		878	908,730

			19,079,451
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)(c)		385	398,475
Pharmaceuticals — 0.9%
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)(c)		718	769,375
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (b)(c)		1,094	1,121,350
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (b)(c)		308	333,410
Valeant Pharmaceuticals International, Inc. (b)(c):
6.75%, 8/15/18		1,807	1,922,196
6.75%, 8/15/21		1,276	1,317,470
5.63%, 12/01/21		1,182	1,170,180

			6,633,981
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP, 6.75%, 6/01/19 (c)		1,261	1,311,440
Real Estate Management & Development — 4.3%
Caifu Holdings Ltd., 8.75%, 1/24/20 (c)		3,000	2,890,890
Kaisa Group Holdings Ltd., 10.25%, 1/08/20 (c)		2,000	2,079,000
Lai Sun International Finance 2012 Ltd., 5.70%, 1/18/18		2,000	2,000,800
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)(c)		4,360	4,353,024
Punch Taverns Finance B Ltd.:
7.37%, 6/30/22	GBP	3,023	5,125,633
Series A6, 5.94%, 9/30/22		6,346	10,227,837
Realogy Corp., 7.63%, 1/15/20 (b)(c)	USD	2,454	2,662,590
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19 (c)		1,505	1,602,825
Sparkle Assets Ltd., 6.88%, 1/30/20		2,000	2,027,600

			32,970,199
Road & Rail — 0.5%
The Hertz Corp. (c):
4.25%, 4/01/18		400	400,000
7.38%, 1/15/21		3,075	3,251,813

			3,651,813
Software — 0.7%
Infor US, Inc., 9.38%, 4/01/19 (c)		2,400	2,610,000
Nuance Communications, Inc., 5.38%, 8/15/20 (b)(c)		1,605	1,613,025
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)(c)		1,220	1,308,450

			5,531,475
Specialty Retail — 0.2%
Party City Holdings, Inc., 8.88%, 8/01/20 (c)		623	675,955
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22 (c)		647	689,055

			1,365,010
Technology Hardware, Storage & Peripherals — 0.1%
Pacific Emerald Property Ltd., 9.75%, 7/25/18		1,000	1,087,500
Textiles, Apparel & Luxury Goods — 0.3%
Springs Industries, Inc., 6.25%, 6/01/21 (c)		1,434	1,407,113
The William Carter Co., 5.25%, 8/15/21 (c)		604	622,120

			2,029,233
Trading Companies & Distributors — 0.6%
Doric Nimrod Air Alpha 2013-1 Pass-Through Trust, 5.25%, 5/30/25 (b)(c)		2,871	3,021,680

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	39

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors (concluded)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class B, 6.50%, 5/30/21 (b)(c)	USD	1,160	$1,226,707

			4,248,387
Wireless Telecommunication Services — 4.0%
Crown Castle International Corp., 5.25%, 1/15/23 (c)		6,565	6,720,919
Digicel Ltd., 6.00%, 4/15/21 (b)(c)		5,000	5,050,000
Softbank Corp., 4.50%, 4/15/20 (b)(c)		1,500	1,518,750
Sprint Communications, Inc., 9.00%, 11/15/18 (b)(c)		8,131	9,564,089
Sprint Corp., 7.88%, 9/15/23 (b)(c)		1,922	2,080,565
T-Mobile USA, Inc. (c):
6.63%, 4/28/21		3,820	4,025,325
6.73%, 4/28/22		945	999,337
6.84%, 4/28/23		610	645,075

			30,604,060
Total Corporate Bonds — 64.8%			495,194,955

Floating Rate Loan Interests (a)
Aerospace & Defense — 0.3%
TransUnion LLC, Term Loan, 4.00%, 4/09/21		1,935	1,909,749
Airlines — 0.4%
Delta Air Lines, Inc., 2016 Term Loan B2, 2.40%, 4/18/16		2,948	2,929,078
Auto Components — 0.3%
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		2,365	2,335,437
Chemicals — 0.0%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		88	87,103
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		46	45,194
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.00%, 3/19/20		246	243,843

			376,140
Commercial Services & Supplies — 0.4%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		639	624,415
ARAMARK Services, Inc., Term Loan E, 3.25%, 9/07/19		437	430,110
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,933	1,911,771

			2,966,296
Communications Equipment — 0.2%
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19		1,920	1,901,730
Construction Materials — 0.3%
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		2,486	2,459,702
Distributors — 0.1%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		594	580,142
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75%, 1/30/20		491	484,741
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		493	375,531

			860,272
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc., 2020 Term Loan B, 4.00%, 1/15/20		2,275	2,263,625
Floating Rate Loan Interests (a)	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, Term Loan, 3.25%, 4/29/20	USD	296	$288,693
Energy Equipment & Services — 0.2%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,620	1,608,374
Food Products — 0.2%
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		1,457	1,428,777
Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		737	735,261
Health Care Providers & Services — 0.1%
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19		463	454,540
Hotels, Restaurants & Leisure — 3.3%
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		1,821	1,734,310
Hilton Fort Lauderdale, Mezzanine Term Loan 5, 6.15%, 8/04/19		6,500	6,500,000
Hilton Los Cabos, B-Note, 8.16%, 9/18/18		5,375	5,375,000
Hilton Orlando, Mezzanine A3, 6.41%, 8/01/16		7,250	7,250,000
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		2,411	2,385,286
MGM Resorts International, Term Loan A, 2.90%, 12/20/17		1,228	1,214,309
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		954	942,610

			25,401,515
Insurance — 0.3%
Sedgwick, Inc., 1st Lien Term Loan, 3.75%, 3/01/21		1,995	1,936,634
IT Services — 0.4%
First Data Corp., New 2018 Extended Term Loan, 3.65%, 3/23/18		3,000	2,970,000
SunGard Data Systems, Inc., Term Loan E, 4.00%, 3/08/20		227	225,602

			3,195,602
Machinery — 0.3%
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/20		903	884,007
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,178	1,156,805

			2,040,812
Media — 0.2%
Clear Channel Communications, Inc.:
Term Loan B, 3.80%, 1/29/16		36	35,949
Term Loan D, 6.90%, 1/30/19		675	636,395
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		493	487,194
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/07/20		700	689,696

			1,849,234
Metals & Mining — 0.2%
FMG Resources (August 2006) Property Ltd., Term Loan B, 3.75%, 6/30/19		1,315	1,281,674
Oil, Gas & Consumable Fuels — 0.2%
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		1,182	1,069,710
Power Buyer LLC:
1st Lien Term Loan, 4.25%, 5/06/20		685	668,118

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Power Buyer LLC (concluded):
Delayed Draw Term Loan, 4.25%, 5/06/20	USD	36	$35,585

			1,773,413
Pharmaceuticals — 0.1%
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		740	727,799
Real Estate Investment Trusts (REITs) — 0.5%
BRE Select Holdings LP, Mezzanine Term Loan, 6.80%, 12/15/15		3,460	3,494,600
Real Estate Management & Development — 0.1%
Realogy Corp., Term Loan B, 3.75%, 3/05/20		882	873,911
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/20		493	485,318
Specialty Retail — 0.1%
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		983	961,518
SRAM LLC, Term Loan B, 4.00%-5.25%, 4/10/20		128	125,448

			1,086,966
Technology Hardware, Storage & Peripherals — 0.5%
Walton Portland Holdings VI LLC, Mezzanine Term Loan, 7.48%, 7/06/16		3,750	3,750,000
Total Floating Rate Loan Interests — 9.3%			70,995,294

Foreign Agency Obligations
Cyprus Government International Bond, 4.63%, 2/03/20 (b)	EUR	2,950	3,493,839
Iceland Government International Bond, 5.88%, 5/11/22 (c)	USD	3,415	3,858,738
Slovenia Government International Bond, 5.85%, 5/10/23 (b)(c)		766	859,360
Sri Lanka Government International Bond, 5.88%, 7/25/22 (c)		3,000	3,120,000
Total Foreign Agency Obligations — 1.5%			11,331,937

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 35.3%
Alternative Loan Trust:
Series 2005-61, Class 2A1, 0.43%, 12/25/35 (a)		4,565	3,992,510
Series 2005-9CB, Class 1A3, 0.60%, 5/25/35 (a)		6,958	5,789,346
Series 2006-40T1, Class 2A5, 0.55%, 12/25/36 (a)		3,660	1,691,621
Series 2006-7CB, Class 2A1, 6.50%, 5/25/36		5,120	3,516,390
Series 2006-J7, Class 2A1, 2.17%, 11/20/36 (a)		11,168	7,433,665
Series 2006-J8, Class A5, 6.00%, 2/25/37		2,961	2,341,626
Series 2006-OA10, Class 2A1, 0.34%, 8/25/46 (a)		10,036	7,611,763
Series 2006-OA14, Class 3A1, 0.96%, 11/25/46 (a)		16,280	12,070,583
Series 2006-OA16, Class A2, 0.34%, 10/25/46 (a)		11,812	10,006,347
Series 2006-OA18, Class A1, 0.27%, 12/25/46 (a)		7,027	6,072,752
Series 2006-OA22, Class A1, 0.31%, 2/25/47 (a)		6,074	5,313,649
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Alternative Loan Trust (concluded):
Series 2006-OA6, Class 1A1A, 0.36%, 7/25/46 (a)	USD	12,942	$9,705,972
Series 2006-OA8, Class 1A1, 0.34%, 7/25/46 (a)		4,106	3,302,056
Series 2007-12T1, Class A22, 5.75%, 6/25/37		8,142	6,830,305
Series 2007-12T1, Class A5, 6.00%, 6/25/37		3,951	3,369,349
Series 2007-22, Class 2A16, 6.50%, 9/25/37		13,362	10,825,125
Series 2007-23CB, Class A1, 6.00%, 9/25/37		12,449	10,951,262
Series 2007-4CB, Class 1A3, 0.50%, 4/25/37 (a)		7,964	5,876,686
Series 2007-OA2, Class 1A1, 0.95%, 3/25/47 (a)		7,821	5,772,809
Series 2007-OA6, Class A1A, 0.29%, 6/25/37 (a)		12,313	10,454,771
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 1.03%, 11/25/46 (a)		7,248	3,939,438
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 0.34%, 5/25/47 (a)		5,010	3,584,210
Banc of America Funding Trust, Series 2006-G, Class 2A1, 0.38%, 7/20/36 (a)		2,772	2,573,976
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.36%, 2/25/36 (a)		4,811	4,793,742
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, 0.39%, 3/25/36 (a)		16,258	13,904,366
Series 2007-J2, Class 2A1, 0.80%, 7/25/37 (a)		7,206	4,936,018
Series 2007-J2, Class 2A8, 6.00%, 7/25/37		3,979	3,362,014
Citigroup Mortgage Loan Trust:
Series 2005-9, Class 21A2, 5.50%, 11/25/35		6,866	6,343,772
Series 2006-AR7, Class 2A3A, 2.45%, 11/25/36 (a)		9,709	7,926,012
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 0.35%, 4/25/46 (a)		12,928	11,288,579
Credit Suisse First Boston Mortgage Trust, Series 2008-2R, Class 1A1, 6.00%, 7/25/37 (b)		3,869	3,369,124
Fannie Mae Connecticut Avenue Securities, Class 1M2 (a):
Series 2014-C02, 2.75%, 5/25/24		10,000	8,877,220
Series 2014-C03, 3.15%, 7/25/24		15,000	13,731,090
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.37%, 6/25/37 (a)		7,808	6,583,791
GSR Mortgage Loan Trust (a):
Series 2005-AR3, Class 5A1, 2.67%, 5/25/35		4,058	3,938,085
Series 2005-AR6, Class 2A1, 2.66%, 9/25/35		2,802	2,810,623
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.38%, 5/26/37 (a)(b)		19,883	12,440,547
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 5/25/36 (a)		10,255	5,640,342
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, 0.75%, 8/25/36 (a)		8,947	4,051,933

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	41

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Structured Asset Mortgage Investments II Trust, Series 2006-AR1, Class 3A1, 0.38%, 2/25/36 (a)	USD	4,502	$3,669,352
WaMu Mortgage Pass-Through Certificates, Class 1A (a):
Series 2006-AR19, 0.85%, 1/25/47		3,419	2,783,671
Series 2007-OA4, 0.88%, 5/25/47		6,794	5,805,550

			269,282,042
Commercial Mortgage-Backed Securities — 18.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, 5.84%, 9/15/18 (a)(b)		7,500	7,499,959
BHMS Mortgage Trust, Series 2014-MZ, Class M, 7.37%, 7/05/33 (a)(b)		2,000	2,014,179
CD Commercial Mortgage Trust, Series 2007-CD5, Class C, 6.11%, 11/15/44 (a)		3,372	3,347,610
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 (a)(b):
Class D, 2.90%, 6/15/31 (c)		3,000	2,983,038
Class E, 4.80%, 6/15/31		1,931	1,920,325
Commercial Mortgage Pass-Through Certificates (a)(b):
Series 2007-C9, Class G, 5.80%, 12/10/49		5,120	5,019,981
Series 2013-FL3, Class MMHP, 3.75%, 10/13/28		4,000	3,999,800
Series 2013-LC13, Class D, 5.05%, 8/10/46		2,650	2,619,289
Series 2014-CR16, Class D, 4.91%, 4/10/47		2,000	1,895,184
Series 2014-KYO, Class F, 3.65%, 6/11/27		9,000	8,980,038
Series 2014-LC15, Class D, 4.94%, 4/10/47		3,000	2,821,839
Series 2014-PAT, Class E, 3.30%, 8/13/27		1,000	990,219
Series 2014-PAT, Class F, 2.59%, 8/13/27		3,000	2,844,375
Series 2014-PAT, Class G, 1.75%, 8/13/27		2,000	1,751,250
Commercial Mortgage Trust, Series 2007-GG11, Class AJ, 6.05%, 12/10/49 (a)		2,000	2,090,604
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class B, 4.88%, 7/15/37		2,000	1,993,818
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		6,000	6,013,200
GS Mortgage Securities Trust (a):
Series 2006-GG6, Class AJ, 5.52%, 4/10/38		5,000	5,140,575
Series 2006-GG6, Class C, 5.55%, 4/10/38		6,480	6,490,767
Series 2014-GSFL, Class D, 4.05%, 7/15/31 (b)		1,325	1,321,254
Series 2014-GSFL, Class E, 6.10%, 7/15/31 (b)		1,000	987,395
JPMorgan Chase Commercial Mortgage Securities Trust (a):
Series 2007-CB20, Class AJ, 6.07%, 2/12/51		4,000	4,216,868
Series 2007-CB20, Class B, 6.17%, 2/12/51 (b)		1,000	1,045,213
Series 2014-CBMZ, Class M, 6.38%, 10/15/29 (b)		4,000	4,000,000
Series 2014-DSTY, Class E, 3.80%, 6/10/27 (b)		5,000	4,568,045
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AJ, 5.85%, 6/15/38 (a)		5,000	5,243,325
Series 2007-C1, Class AJ, 5.48%, 2/15/40		2,000	2,081,386
Series 2007-C2, Class AM, 5.49%, 2/15/40 (a)		5,000	5,301,955
Series 2007-C7, Class AJ, 6.25%, 9/15/45 (a)		5,000	5,288,165
Series 2007-C7, Class B, 6.25%, 9/15/45 (a)		871	887,546
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
London & Regional Debt Securitisation No. 2 PLC, Series 2, Class A, 3.56%, 10/15/15 (a)	GBP	3,624	$5,867,411
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)	USD	5,000	5,094,025
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/12/32 (a)(b)		5,000	4,808,725
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.40%, 8/27/24 (a)(b)		5,000	5,025,000
RBSSP Resecuritization Trust, Series 2013-5, Class 3A1, 0.51%, 1/26/36 (a)(b)		2,345	2,026,601
Talisman Finance PLC, Series 6, Class A, 0.26%, 10/22/16 (a)	EUR	5,209	6,361,137
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.94%, 2/15/51 (a)	USD	6,000	6,306,744

			140,846,845
Total Non-Agency Mortgage-Backed Securities — 53.7%			410,128,887

Preferred Securities

Capital Trusts
Banks — 3.9%
BNP Paribas SA, 7.20% (a)(b)(c)(h)		7,500	8,648,475
Fifth Third Bancorp, Series J, 4.90% (a)(c)(h)		3,000	2,950,800
HSBC Holdings PLC, 5.63% (a)(c)(h)		3,720	3,780,450
Lloyds Bank PLC, 12.00% (a)(b)(c)(h)		3,500	5,066,250
Wachovia Capital Trust III, 5.57% (a)(c)(h)		10,000	9,675,000

			30,120,975
Capital Markets — 1.4%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(c)(h)		6,067	5,740,899
Credit Suisse Group AG, 6.25% (a)(b)(c)(h)		1,035	1,006,537
Morgan Stanley, Series H, 5.45% (a)(c)(h)		3,644	3,661,083

			10,408,519
Diversified Financial Services — 5.9%
Bank of America Corp. (a)(c)(h):
Series U, 5.20%		1,750	1,623,125
Series V, 5.13%		7,965	7,726,050
Citigroup, Inc. (a)(c)(h):
5.90%		2,250	2,238,750
Series D, 5.35%		3,700	3,450,250
General Electric Capital Corp., Series B, 6.25% (a)(c)(h)		5,000	5,468,950
JPMorgan Chase & Co. (a)(c)(h):
Series Q, 5.15%		5,500	5,211,250
Series V, 5.00%		2,500	2,459,375
Macquarie Bank Ltd., 10.25%, 6/20/57 (a)(c)		10,000	11,300,000
Societe Generale SA, 6.00% (a)(b)(c)(h)		5,540	5,221,450

			44,699,200
Electric Utilities — 1.0%
Electricite de France SA, 5.25% (a)(b)(c)(h)		7,500	7,781,250
Insurance — 8.3%
The Allstate Corp., 5.75%, 8/15/53 (a)(c)		2,000	2,127,500
American International Group, Inc., 8.18%, 5/15/68 (a)(c)		4,500	6,108,750
AXA SA, 6.46% (a)(b)(c)(h)		10,000	10,443,800
Genworth Holdings, Inc., 6.15%, 11/15/66 (a)(c)		10,000	8,550,000

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Capital Trusts	Par (000)		Value
Insurance (concluded)
Liberty Mutual Group, Inc., 7.80%, 3/07/87 (b)(c)	USD	14,000	$16,380,000
Prudential Financial, Inc., 5.63%, 6/15/43 (a)(c)		6,000	6,225,000
Sompo Japan Insurance, Inc., 5.33%, 3/28/73 (a)(b)(c)		6,000	6,315,000
Voya Financial, Inc., 5.65%, 5/15/53 (a)(c)		1,090	1,090,000
XL Group PLC, Series E, 6.50% (a)(c)(h)		6,500	6,236,750

			63,476,800
Oil, Gas & Consumable Fuels — 1.1%
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)(c)		5,020	4,957,250
Enterprise Products Operating LLC, Series A, 8.38%, 8/01/66 (a)(c)		3,248	3,548,440

			8,505,690
Total Capital Trusts — 21.6%			164,992,434

Preferred Stocks		Shares
Aerospace & Defense — 0.4%
United Technologies Corp., 7.50% (j)		50,000	2,918,500
Capital Markets — 1.7%
The Goldman Sachs Group, Inc., Series J, 5.50% (a)(h)		395,017	9,452,757
Morgan Stanley, 6.88% (a)(h)		100,000	2,652,000
SCE Trust III, 5.75% (a)(h)		23,730	641,659

			12,746,416
Diversified Financial Services — 0.2%
Citigroup, Inc., Series K, 6.88% (a)(h)		75,000	2,007,000

Preferred Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 1.9%
Firstar Realty LLC, 8.88% (b)(h)	10,000	$12,496,875
SunTrust Real Estate Investment Corp., 9.00% (b)(h)	15	1,824,665

		14,321,540
Total Preferred Stocks — 4.2%		31,993,456
Total Preferred Securities — 25.8%		196,985,890
Total Long-Term Investments (Cost — $1,378,595,377) — 183.6%		1,402,003,355

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (k)(l)	18,823,385	18,823,385
Total Short-Term Securities (Cost — $18,823,385) — 2.4%		18,823,385
Options Purchased (Cost — $18,750) — 0.0%		3,750
Total Investments Before Options Written (Cost — $1,397,437,512) — 186.1%		1,420,830,490
Options Written (Premiums Received — $5,938) — (0.0)%		(250)
Total Investments, Net of Options Written (Cost — $1,397,431,574) — 186.1%		1,420,830,240
Liabilities in Excess of Other Assets — (86.1)%		(657,470,525)

Net Assets — 100.0%		$763,359,715

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Zero-coupon bond.

(f)	Amount is less than $500.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$3,294,550	—

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(j)	Convertible security.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,668,292	8,155,093	18,823,385	$6,878

(l)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	43

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.34%	1/14/14	Open	$13,719,000	$13,756,704
Barclays Capital, Inc.	0.65%	2/03/14	Open	1,869,145	1,878,291
Barclays Capital, Inc.	0.60%	2/04/14	Open	4,837,500	4,859,269
Deutsche Bank Securities, Inc.	0.58%	2/06/14	Open	215,000	215,928
Deutsche Bank Securities, Inc.	0.55%	2/07/14	Open	288,000	289,175
Deutsche Bank Securities, Inc.	0.55%	2/28/14	Open	1,502,000	1,507,645
Deutsche Bank Securities, Inc.	0.55%	2/28/14	Open	1,127,000	1,131,236
Deutsche Bank Securities, Inc.	0.60%	3/03/14	Open	2,225,000	2,234,011
Deutsche Bank Securities, Inc.	0.58%	3/12/14	Open	658,000	660,481
Deutsche Bank Securities, Inc.	0.45%	3/20/14	Open	4,902,000	4,915,787
Deutsche Bank Securities, Inc.	0.45%	3/20/14	Open	1,414,000	1,417,977
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	617,000	619,121
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	1,094,000	1,097,761
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	5,231,000	5,248,982
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	2,250,000	2,257,734
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	7,582,500	7,608,565
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	5,096,000	5,113,517
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	2,376,000	2,384,167
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	172,000	172,591
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	2,696,000	2,705,267
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	4,235,000	4,249,558
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	3,082,000	3,092,594
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	4,647,000	4,662,974
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	3,094,000	3,104,636
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	2,454,000	2,462,436
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	3,115,000	3,125,708
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	2,079,000	2,086,147
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	618,000	620,124
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	10,343,000	10,378,554
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	3,044,000	3,054,464
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	651,000	653,238
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	5,781,000	5,800,872
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	4,544,000	4,559,620
Deutsche Bank Securities, Inc.	0.55%	3/20/14	Open	4,900,000	4,916,844
Barclays Capital, Inc.	0.60%	4/07/14	Open	2,885,335	2,895,337
Deutsche Bank Securities, Inc.	0.58%	4/07/14	Open	674,880	677,142
Deutsche Bank Securities, Inc.	0.50%	4/21/14	Open	1,940,000	1,945,213
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	603,000	604,782
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	4,849,000	4,863,333
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	3,345,000	3,354,887
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	2,550,000	2,557,537
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	3,735,000	3,746,040
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	5,704,000	5,720,860
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	1,317,000	1,320,883
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	1,100,000	1,103,251
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	4,230,000	4,242,503
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	2,086,000	2,092,166
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	1,483,000	1,487,623
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	378,000	379,178
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	2,533,000	2,540,896
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	667,000	669,079
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	348,000	349,085
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	667,000	669,079
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	653,000	655,035
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	626,000	627,951
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	4,524,000	4,538,102
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	632,000	633,970
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	633,000	634,973
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	727,000	729,266
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	359,000	360,119

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	$882,000	$884,749
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	588,000	589,833
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	1,855,000	1,860,782
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	1,515,000	1,519,722
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	2,957,000	2,966,217
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	297,000	297,926
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	435,000	436,356
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	652,000	654,032
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	1,309,000	1,313,080
Deutsche Bank Securities, Inc.	0.40%	5/05/14	Open	4,524,000	4,532,998
Deutsche Bank Securities, Inc.	0.55%	5/05/14	Open	1,015,000	1,017,776
Deutsche Bank Securities, Inc.	0.55%	5/05/14	Open	186,000	186,509
Deutsche Bank Securities, Inc.	0.55%	5/05/14	Open	1,495,000	1,499,088
Barclays Capital, Inc.	0.45%	5/07/14	Open	2,528,000	2,533,625
Barclays Capital, Inc.	0.55%	5/07/14	Open	3,248,000	3,256,833
Deutsche Bank Securities, Inc.	0.60%	5/12/14	Open	1,095,000	1,098,157
Deutsche Bank Securities, Inc.	0.55%	5/13/14	Open	2,865,000	2,872,485
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	515,000	516,419
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	567,000	568,562
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	702,000	703,967
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	955,000	957,676
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	911,000	913,553
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	276,000	276,787
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	264,000	264,752
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	508,000	509,448
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	617,000	618,758
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	597,000	598,701
UBS Securities LLC	0.40%	5/13/14	Open	5,061,000	5,070,616
UBS Securities LLC	0.45%	5/13/14	Open	7,397,000	7,412,811
UBS Securities LLC	0.50%	5/13/14	Open	7,707,000	7,725,304
UBS Securities LLC	0.50%	5/13/14	Open	8,271,000	8,290,644
UBS Securities LLC	0.50%	5/13/14	Open	5,837,000	5,850,863
UBS Securities LLC	0.55%	5/13/14	Open	4,748,000	4,760,404
UBS Securities LLC	0.55%	5/13/14	Open	2,810,000	2,817,341
UBS Securities LLC	0.55%	5/13/14	Open	10,300,000	10,326,909
UBS Securities LLC	0.55%	5/13/14	Open	1,815,000	1,819,742
UBS Securities LLC	0.55%	5/13/14	Open	9,085,000	9,108,735
UBS Securities LLC	0.55%	5/13/14	Open	8,988,000	9,011,481
UBS Securities LLC	0.60%	5/13/14	Open	2,713,000	2,720,732
Barclays Bank PLC	0.70%	5/14/14	Open	2,646,000	2,654,746
Barclays Bank PLC	0.85%	5/14/14	Open	1,614,000	1,620,478
Barclays Capital, Inc.	0.40%	5/14/14	Open	5,942,000	5,958,836
Barclays Capital, Inc.	0.40%	5/14/14	Open	6,277,000	6,293,303
Barclays Capital, Inc.	0.45%	5/14/14	Open	5,999,000	6,015,431
Barclays Capital, Inc.	0.45%	5/14/14	Open	10,141,000	10,169,733
Barclays Capital, Inc.	0.45%	5/14/14	Open	9,120,000	9,145,840
Barclays Capital, Inc.	0.45%	5/14/14	Open	5,189,000	5,201,252
Barclays Capital, Inc.	0.60%	5/14/14	Open	1,320,000	1,323,678
Barclays Capital, Inc.	0.60%	5/14/14	Open	6,086,000	6,103,244
Barclays Capital, Inc.	0.60%	5/14/14	Open	881,000	883,080
Barclays Capital, Inc.	0.60%	5/14/14	Open	950,000	952,692
Barclays Capital, Inc.	0.60%	5/14/14	Open	2,479,000	2,483,683
Barclays Capital, Inc.	0.60%	5/14/14	Open	2,129,000	2,134,529
Barclays Capital, Inc.	0.60%	5/14/14	Open	1,483,000	1,487,202
Barclays Capital, Inc.	0.60%	5/14/14	Open	1,222,000	1,225,347
Barclays Capital, Inc.	0.60%	5/14/14	Open	3,073,000	3,081,562
Barclays Capital, Inc.	0.60%	5/14/14	Open	1,212,000	1,215,434
Barclays Capital, Inc.	0.60%	5/14/14	Open	793,000	795,247
Barclays Capital, Inc.	0.60%	5/14/14	Open	799,000	801,264
Barclays Capital, Inc.	0.60%	5/14/14	Open	1,218,000	1,221,336
Barclays Capital, Inc.	0.60%	5/14/14	Open	1,219,000	1,222,396
Deutsche Bank Securities, Inc.	0.55%	5/15/14	Open	1,473,000	1,476,826
Deutsche Bank Securities, Inc.	0.55%	5/15/14	Open	1,527,000	1,530,966

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	45

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.55%	5/15/14	Open	$1,293,000	$1,296,358
Deutsche Bank Securities, Inc.	0.55%	5/15/14	Open	1,361,000	1,364,535
Barclays Bank PLC	0.25%	5/23/14	Open	4,288,000	4,292,705
Barclays Bank PLC	0.25%	5/23/14	Open	2,203,000	2,205,417
Barclays Bank PLC	0.70%	5/23/14	Open	10,050,000	10,080,876
Barclays Bank PLC	0.75%	5/23/14	Open	2,393,000	2,400,877
Deutsche Bank Securities, Inc.	0.55%	6/02/14	Open	1,280,000	1,282,972
Deutsche Bank Securities, Inc.	0.55%	6/02/14	Open	2,193,000	2,198,093
Deutsche Bank Securities, Inc.	0.55%	6/02/14	Open	759,000	760,763
Deutsche Bank Securities, Inc.	0.55%	6/02/14	Open	2,036,000	2,040,728
Barclays Capital, Inc.	0.60%	6/05/14	Open	1,037,177	1,039,753
Barclays Capital, Inc.	0.60%	6/06/14	Open	657,352	658,973
Deutsche Bank Securities, Inc.	0.58%	6/06/14	Open	636,000	637,516
Barclays Capital, Inc.	0.60%	6/16/14	Open	300,000	300,685
Barclays Capital, Inc.	0.60%	6/16/14	Open	2,038,000	2,042,653
Barclays Capital, Inc.	0.60%	6/16/14	Open	1,166,000	1,168,662
Barclays Capital, Inc.	0.60%	6/16/14	Open	892,000	894,037
Barclays Capital, Inc.	0.60%	6/16/14	Open	520,000	521,187
Barclays Capital, Inc.	0.60%	6/16/14	Open	3,471,000	3,478,925
Barclays Capital, Inc.	0.60%	6/16/14	Open	692,000	693,580
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	1,764,000	1,767,787
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	233,000	233,500
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	124,000	124,266
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	200,000	200,429
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	181,000	181,389
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	255,000	255,547
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	259,000	259,556
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	269,000	269,577
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	88,000	88,189
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	97,000	97,208
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	147,000	147,316
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	108,000	108,232
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	260,000	260,558
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	952,000	954,044
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	208,000	208,447
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	374,000	374,803
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	134,000	134,288
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	89,000	89,191
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	269,000	269,578
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	391,000	391,839
Deutsche Bank Securities, Inc.	0.59%	6/20/14	Open	157,000	157,337
Deutsche Bank Securities, Inc.	0.59%	6/27/14	Open	407,000	407,847
Deutsche Bank Securities, Inc.	0.55%	7/22/14	Open	3,037,114	3,041,847
Deutsche Bank Securities, Inc.	0.55%	7/23/14	Open	2,523,000	2,526,893
Deutsche Bank Securities, Inc.	0.60%	7/28/14	Open	2,475,000	2,478,960
Deutsche Bank Securities, Inc.	0.60%	7/28/14	Open	2,303,000	2,306,685
Deutsche Bank Securities, Inc.	0.59%	7/30/14	Open	855,000	856,317
Deutsche Bank Securities, Inc.	0.60%	7/30/14	Open	1,421,250	1,423,477
Deutsche Bank Securities, Inc.	0.58%	8/01/14	Open	584,000	584,866
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	2,281,000	2,284,028
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	1,838,000	1,840,440
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	2,046,000	2,048,716
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	2,703,000	2,706,588
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	1,879,000	1,881,494
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	1,949,000	1,951,587
Deutsche Bank Securities, Inc.	0.59%	8/12/14	Open	2,514,000	2,517,337
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	2,869,000	2,872,762
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	2,416,000	2,419,168
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	695,000	695,911
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	2,355,000	2,358,088
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	1,861,000	1,863,440
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	226,000	226,296
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	3,564,000	3,568,673

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	$96,000	$96,126
Deutsche Bank Securities, Inc.	0.59%	8/13/14	Open	1,897,000	1,899,487
Barclays Capital, Inc.	(1.75)%	8/22/14	Open	3,611,406	3,598,942
BNP Paribas Securities Corp.	0.34%	8/22/14	Open	332,000	332,223
BNP Paribas Securities Corp.	0.34%	8/22/14	Open	688,000	688,461
BNP Paribas Securities Corp.	0.63%	8/22/14	Open	3,730,000	3,734,635
BNP Paribas Securities Corp.	0.63%	8/22/14	Open	362,000	362,450
BNP Paribas Securities Corp.	0.65%	8/22/14	Open	721,000	721,924
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	938,000	939,091
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	2,801,000	2,804,259
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	2,798,000	2,801,256
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	1,644,000	1,645,913
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	4,532,000	4,537,273
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	2,876,000	2,879,347
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	1,953,000	1,955,273
Deutsche Bank Securities, Inc.	0.59%	8/22/14	Open	2,923,000	2,926,401
Deutsche Bank Securities, Inc.	0.59%	8/28/14	Open	255,000	255,272
Deutsche Bank Securities, Inc.	0.58%	9/15/14	Open	2,303,000	2,304,744
BNP Paribas Securities Corp.	0.57%	9/16/14	Open	6,219,000	6,223,431
BNP Paribas Securities Corp.	0.57%	9/16/14	Open	7,786,000	7,791,547
BNP Paribas Securities Corp.	0.57%	9/16/14	Open	7,417,000	7,422,285
RBC Capital Markets, LLC	0.34%	9/16/14	Open	518,700	518,920
RBC Capital Markets, LLC	0.65%	9/16/14	Open	2,075,000	2,076,686
BNP Paribas Securities Corp.	1.15%	10/01/14	11/03/14	8,386,000	8,394,319
Barclays Capital, Inc.	1.40%	10/02/14	11/03/14	22,384,670	22,409,951
Deutsche Bank Securities, Inc.	0.58%	10/02/14	Open	616,000	616,288
Deutsche Bank Securities, Inc.	0.58%	10/02/14	Open	368,000	368,172
Deutsche Bank Securities, Inc.	0.59%	10/02/14	Open	429,000	429,204
Deutsche Bank Securities, Inc.	0.59%	10/02/14	Open	712,000	712,338
Deutsche Bank Securities, Inc.	0.59%	10/02/14	Open	824,000	824,392
Deutsche Bank Securities, Inc.	0.59%	10/02/14	Open	476,000	476,226
Deutsche Bank Securities, Inc.	0.60%	10/02/14	Open	1,084,000	1,084,524
Deutsche Bank Securities, Inc.	0.60%	10/02/14	Open	2,755,000	2,756,332
Deutsche Bank Securities, Inc.	0.60%	10/02/14	Open	1,084,000	1,084,524
Deutsche Bank Securities, Inc.	0.60%	10/02/14	Open	6,209,000	6,212,001
Deutsche Bank Securities, Inc.	0.60%	10/02/14	Open	706,000	706,341
Deutsche Bank Securities, Inc.	0.55%	10/06/14	Open	496,000	496,197
Barclays Capital, Inc.	1.40%	10/07/14	11/07/14	8,798,000	8,806,226
Deutsche Bank Securities, Inc.	0.58%	10/07/14	Open	111,720	111,765
JPMorgan Securities LLC	1.30%	10/08/14	11/07/14	2,583,000	2,585,242
BNP Paribas Securities Corp.	1.15%	10/08/14	11/10/14	10,243,000	10,250,538
BNP Paribas Securities Corp.	1.15%	10/08/14	11/10/14	15,867,000	15,879,191
Barclays Capital, Inc.	1.40%	10/09/14	11/10/14	13,454,000	13,465,533
Barclays Capital, Inc.	1.40%	10/15/14	11/14/14	8,895,000	8,900,888
JPMorgan Securities LLC	1.30%	10/15/14	11/14/14	2,550,000	2,551,570
JPMorgan Securities LLC	1.40%	10/15/14	11/14/14	2,554,000	2,555,693
Deutsche Bank Securities, Inc.	0.45%	10/15/14	Open	3,348,000	3,348,670
Deutsche Bank Securities, Inc.	0.45%	10/15/14	Open	798,000	798,160
Deutsche Bank Securities, Inc.	0.58%	10/15/14	Open	2,413,000	2,413,622
Deutsche Bank Securities, Inc.	0.58%	10/16/14	Open	536,640	536,778
Deutsche Bank Securities, Inc.	0.59%	10/16/14	Open	1,312,500	1,312,844
Deutsche Bank Securities, Inc.	0.59%	10/20/14	Open	581,000	581,114
Barclays Capital, Inc.	1.41%	10/21/14	11/20/14	12,418,000	12,422,849
Deutsche Bank Securities, Inc.	0.59%	10/24/14	Open	763,332	763,433
Barclays Capital, Inc.	0.60%	10/29/14	Open	4,473,000	4,473,027
Barclays Capital, Inc.	0.60%	10/29/14	Open	3,127,000	3,127,036
Barclays Capital, Inc.	0.60%	10/29/14	Open	1,994,000	1,994,020
Barclays Capital, Inc.	0.60%	10/29/14	Open	766,000	766,207
Barclays Capital, Inc.	0.60%	10/29/14	Open	234,000	234,012
Barclays Capital, Inc.	0.60%	10/29/14	Open	970,000	970,016
Barclays Capital, Inc.	0.60%	10/29/14	Open	323,000	323,020
Barclays Capital, Inc.	0.60%	10/29/14	Open	2,449,000	2,449,033
Barclays Capital, Inc.	0.60%	10/29/14	Open	14,852,000	14,852,041

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	47

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.60%	10/29/14	Open	$300,000	$300,046
Barclays Capital, Inc.	0.60%	10/29/14	Open	4,675,000	4,675,050
Barclays Capital, Inc.	0.60%	10/29/14	Open	1,001,000	1,001,054
Barclays Capital, Inc.	0.60%	10/29/14	Open	474,000	474,063
Barclays Capital, Inc.	0.60%	10/29/14	Open	642,000	642,067
Barclays Capital, Inc.	0.60%	10/29/14	Open	1,237,000	1,237,071
Barclays Capital, Inc.	0.60%	10/29/14	Open	781,000	781,092
Barclays Capital, Inc.	0.60%	10/29/14	Open	194,000	194,088
Barclays Capital, Inc.	0.65%	10/29/14	Open	803,000	803,075
Barclays Capital, Inc.	0.65%	10/29/14	Open	927,000	927,084
Barclays Capital, Inc.	0.75%	10/29/14	Open	4,813,000	4,813,058
Credit Suisse Securities (USA) LLC	0.40%	10/29/14	Open	2,665,000	2,665,037
Credit Suisse Securities (USA) LLC	0.65%	10/29/14	Open	590,000	590,025
Credit Suisse Securities (USA) LLC	0.65%	10/29/14	Open	810,000	810,029
Credit Suisse Securities (USA) LLC	0.65%	10/29/14	Open	792,000	792,079
BNP Paribas Securities Corp.	1.20%	10/30/14	1/05/15	8,219,000	8,219,000
Barclays Capital, Inc.	1.55%	10/31/14	1/05/15	22,414,160	22,414,160
Total				$705,972,381	$707,293,903

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(275)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD 34,748,828	$(204,329)
(134)	U.S. Treasury Long Bond	Chicago Board of Trade	December 2014	USD 18,906,562	(204,929)
(104)	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD 16,308,500	(202,947)
(88)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD 10,509,813	(82,488)
Total					$(694,693)

•	Forward foreign currency exchange contracts outstanding as of October 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	395,840	USD	160,000	Bank of America N.A.	11/04/14	$(252)
BRL	396,800	USD	162,344	Bank of America N.A.	11/04/14	(2,208)
USD	160,000	BRL	396,800	Bank of America N.A.	11/04/14	(136)
USD	161,951	BRL	395,840	Bank of America N.A.	11/04/14	2,203
USD	400,000	ZAR	4,461,600	Bank of America N.A.	11/17/14	(3,645)
MXN	5,420,800	USD	400,000	Bank of America N.A.	11/18/14	2,199
USD	400,000	COP	829,000,000	Bank of America N.A.	11/18/14	(2,268)
BRL	389,520	USD	160,000	Bank of America N.A.	11/28/14	(3,958)
USD	160,000	BRL	398,800	Bank of America N.A.	11/28/14	241
USD	8,720,114	EUR	6,821,777	Bank of America N.A.	1/21/15	166,937
USD	34,720,247	GBP	21,798,000	Bank of America N.A.	1/21/15	(128,140)
Total						$30,973

•	Exchange-traded options purchased as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Eurodollar 2-Year Mid-Curve Option	Put	USD 97.88	12/12/14	40	$3,750

•	Exchange-traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Eurodollar 2-Year Mid-Curve Option	Put	USD 97.50	12/12/14	40	$(250)

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

•	Centrally cleared credit default swaps — buy protection outstanding as of October 31, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 22, Version 2	5.00%	Chicago Mercantile	6/20/19	USD 21,335	$(236,552)

•	Centrally cleared credit default swaps – sold protection outstanding as of October 31, 2014 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Index, Series 22, Version 2	5.00%	Chicago Mercantile	6/20/19	B+	USD 99	$232
[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of October 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)	Unrealized Depreciation
2.72%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/19/24	USD 350	$(8,023)
[1] Trust pays the fixed rate and receives the floating rate.

•	OTC credit default swaps — buy protection outstanding as of October 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
United Mexican States	1.00%	Credit Suisse International	12/20/19	USD 672	$(6,893)	$2,897	$(9,790)

•	OTC credit default swaps — sold protection outstanding as of October 31, 2014 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Received	Unrealized Appreciation
Dow Jones CDX North America Investment Grade, Series 9	5.00%	Bank of America N.A.	12/20/17	BBB+	USD 10,000	$724,678	$(542,303)	$1,266,981
[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of October 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
11.15%[3]	1-Day BROIS	Deutsche Bank AG	N/A	1/04/16	BRL 12,096	$(57,970)	$(164)	$(57,806)
12.11%[3]	1-Day BROIS	Deutsche Bank AG	N/A	1/02/18	BRL 4,464	(22,329)	(201)	(22,128)
6.28%[3]	1-month MXIBOR	Citibank N.A.	N/A	9/05/24	MXN 5,400	4,658	(71)	4,729
Total						$(75,641)	$(436)	$(75,205)

[3] Trust pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	49

Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$204,436,230	$12,930,162	$217,366,392
Corporate Bonds	—	490,841,931	4,353,024	495,194,955
Floating Rate Loan Interests	—	44,625,694	26,369,600	70,995,294
Foreign Agency Obligations	—	11,331,937	—	11,331,937
Non-Agency Mortgage-Backed Securities	—	386,041,114	24,087,773	410,128,887
Preferred Securities	$17,671,916	179,313,974	—	196,985,890
Short-Term Securities	18,823,385	—	—	18,823,385
Options Purchased:
Interest rate contracts	3,750	—	—	3,750

Total	$36,499,051	$1,316,590,880	$67,740,559	$1,420,830,490

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,267,213	—	$1,267,213
Foreign currency exchange contracts	—	171,580	—	171,580
Interest rate contracts	—	4,729	—	4,729
Liabilities:
Credit contracts	—	(246,342)	—	(246,342)
Foreign currency exchange contracts	—	(140,607)	—	(140,607)
Interest rate contracts	$(694,943)	(87,957)	—	(782,900)

Total	$(694,943)	$968,616	—	$273,673

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,999	—	—	$4,999
Foreign currency at value	1,835,632	—	—	1,835,632
Cash pledged for centrally cleared swaps	1,025,000	—	—	1,025,000
Cash pledged as collateral for reverse repurchase agreements	1,541,529	—	—	1,541,529
Cash pledged for financial futures contracts	999,000	—	—	999,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(660,000)	—	(660,000)
Cash received as collateral for reverse repurchase agreements	—	(873,000)	—	(873,000)
Reverse repurchase agreements	—	(707,293,903)	—	(707,293,903)

Total	$5,406,160	$(708,826,903)	—	$(703,420,743)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Multi-Sector Income Trust (BIT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Unfunded Floating Rate Loan Interests (Liabilities)	Total
Assets:
Opening Balance, as of October 31, 2013	$67,811,145	—	$18,805,204	$16,556,311	$(1,224)	$103,171,436
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[1]	(50,139,764)	—	(1,181,504)	(4,688,500)	—	(56,009,768)
Accrued discounts/premiums	16,431	—	12,660	291,601	—	320,692
Net realized gain (loss)	1,230,081	—	27,219	112,501	—	1,369,801
Net change in unrealized appreciation/depreciation[2,3]	44,479	$59,165	26,605	1,465,895	1,224	1,597,368
Purchases	10,843,793	4,293,859	26,977,266	11,560,943	—	53,675,861
Sales	(16,876,003)	—	(18,297,850)	(1,210,978)	—	(36,384,831)

Closing Balance, as of October 31, 2014	$12,930,162	$4,353,024	$26,369,600	$24,087,773	—	$67,740,559

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014[3]	$(15,902)	$59,165	$57,205	$1,465,895	—	$1,566,363

1  As of October 31, 2013, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2014, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $56,009,768 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3] Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	51

Statements of Assets and Liabilities

October 31, 2014	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi- Sector Income Trust (BIT)

Assets
Investments at value — unaffiliated[2]	$2,404,987,920	$493,715,998	$1,402,007,105
Investments at value — affiliated[3]	4,283,291	2,630,534	18,823,385
Cash	—	753,332	4,999
Cash pledged for centrally cleared swaps	5,150,000	—	1,025,000
Cash pledged as collateral for OTC derivatives	500,000	—	—
Cash pledged for financial futures contracts	353,000	—	999,000
Cash pledged as collateral for reverse repurchase agreements	—	—	1,541,529
Foreign currency at value[4]	99	6,914	1,835,632
Interest receivable	31,585,435	1,913,157	13,219,228
Investments sold receivable	14,491,173	8,147,687	5,762,660
Reverse repurchase agreements receivable	—	—	47,978,493
Unrealized appreciation on OTC derivatives	1,124,986	—	1,271,710
Swap premiums paid	513,888	—	2,897
Variation margin receivable on centrally cleared swaps	376,026	—	5,443
Variation margin receivable on financial futures contracts	273,562	—	208,795
Swaps receivable	101,033	—	392,484
Dividends receivable	68,863	—	182,662
Unrealized appreciation on forward foreign currency exchange contracts	—	224,861	171,580
Principal paydowns receivable	—	—	218
Prepaid expenses	6,177	1,577	2,236

Total assets	2,463,815,453	507,394,060	1,495,435,056

Liabilities
Reverse repurchase agreements	759,751,939	—	707,293,903
Bank borrowings payable	—	145,000,000	—
Investments purchased payable	32,410,192	16,759,297	3,298,613
Reverse repurchase agreements payable	2,542,637	—	16,474,945
Options written at value[5]	2,444,259	—	250
Unrealized depreciation on OTC derivatives	1,517,593	—	89,724
Investment advisory fees payable	1,269,816	302,472	978,213
Swap premiums received	862,464	—	542,739
Cash received as collateral for OTC derivatives	740,000	—	660,000
Officer’s and Trustees’ fees payable	585,306	187,919	9,113
Income dividends payable	408,838	31,714	192,275
Variation margin payable on financial futures contracts	400,503	—	—
Swaps payable	127,971	—	357,461
Bank overdraft	26,363	—	—
Interest expense payable	—	204,962	—
Unrealized depreciation on forward foreign currency exchange contracts	—	33,770	140,607
Unrealized depreciation on unfunded floating rate loan interests	—	25,380	—
Cash received as collateral for reverse repurchase agreements	—	—	873,000
Variation margin payable on centrally cleared swaps	—	—	78,574
Other liabilities	—	—	832,628
Other accrued expenses payable	285,607	180,943	253,296

Total liabilities	803,373,488	162,726,457	732,075,341

Net Assets	$1,660,441,965	$344,667,603	$763,359,715

Net Assets Consist of
Paid-in capital[6,7,8]	$1,892,035,910	$429,064,959	$727,781,455
Undistributed net investment income	290,393	984,527	856,831
Accumulated net realized gain (loss)	(379,484,356)	(77,799,341)	11,078,282
Net unrealized appreciation/depreciation	147,600,018	(7,582,542)	23,643,147

Net Assets	$1,660,441,965	$344,667,603	$763,359,715

Net asset value	$15.36	$14.57	$19.87

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$2,258,039,015	$501,395,066	$1,378,614,127
[3] Investments at cost — affiliated	$4,283,291	$2,630,534	$18,823,385
[4] Foreign currency at cost	$101	$6,936	$1,855,449
[5] Premiums received	$7,454,970	—	$5,938
[6] Par value per share	$0.001	$0.001	$0.001
[7] Shares outstanding	108,088,170	23,663,232	38,421,624
[8] Shares authorized	unlimited	unlimited	unlimited

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Operations

Year Ended October 31, 2014	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)

Investment Income
Interest	$121,170,921	$25,098,938	$76,063,360
Dividends — unaffiliated	4,146,077	199,982	2,148,302
Dividends — affiliated	2,660	417	6,878

Total income	125,319,658	25,299,337	78,218,540

Expenses
Investment advisory	14,791,025	3,611,279	10,822,184
Accounting services	175,562	56,302	101,927
Transfer agent	161,026	41,003	69,492
Officer and Trustees	158,373	34,181	72,631
Professional	146,657	125,401	221,442
Custodian	137,394	175,329	137,952
Printing	44,407	18,580	23,328
Registration	37,625	9,181	11,097
Miscellaneous	167,457	56,202	57,416

Total expenses excluding interest expense	15,819,526	4,127,458	11,517,469
Interest expense	2,472,858	1,195,377	3,970,125

Total expenses	18,292,384	5,322,835	15,487,594
Less fees waived by Manager	(5,184)	(812)	(14,158)
Less fees paid indirectly	(42)	(130)	(62)

Total expenses after fees waived and paid indirectly	18,287,158	5,321,893	15,473,374

Net investment income	107,032,500	19,977,444	62,745,166

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,087,796	8,219,024	4,037,359
Financial futures contracts	(3,034,410)	—	(3,487,491)
Foreign currency transactions	21,385	296,119	899,679
Options written	(320,674)	—	198,413
Swaps	(10,668,059)	(1,401,406)	457,051

	3,086,038	7,113,737	2,105,011

Net change in unrealized appreciation/depreciation on:
Investments	30,678,176	(12,371,318)	25,291,763
Financial futures contracts	1,924,960	—	(32,016)
Foreign currency translations	(21,224)	(491,846)	(740,369)
Options written	3,958,519	—	5,688
Swaps	(1,506,531)	457,695	(118,929)
Unfunded floating rate loan interests	—	(39,081)	1,224

	35,033,900	(12,444,550)	24,407,361

Net realized and unrealized gain (loss)	38,119,938	(5,330,813)	26,512,372

Net Increase in Net Assets Resulting from Operations	$145,152,438	$14,646,631	$89,257,538

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	53

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust (BTZ)
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$107,032,500	$99,114,534
Net realized gain	3,086,038	32,493,332
Net change in unrealized appreciation/depreciation	35,033,900	(71,895,937)

Net increase in net assets resulting from operations	145,152,438	59,711,929

Distributions to Shareholders From[1]
Net investment income	(104,413,172)	(99,536,463)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	862,691,514

Net Assets
Total increase in net assets	40,739,266	822,866,980
Beginning of year	1,619,702,699	796,835,719

End of year	$1,660,441,965	$1,619,702,699

Undistributed net investment income, end of year	$290,393	$944,076

	BlackRock Floating Rate Income Trust (BGT)[2]
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$19,977,444	$22,212,564
Net realized gain	7,113,737	5,355,527
Net change in unrealized appreciation/depreciation	(12,444,550)	3,431,673

Net increase in net assets resulting from operations	14,646,631	30,999,764

Distributions to Shareholders From[1]
Net investment income	(19,919,709)	(24,716,431)

Capital Share Transactions
Reinvestment of dividends	—	374,931

Net Assets
Total increase (decrease) in net assets	(5,273,078)	6,658,264
Beginning of year	349,940,681	343,282,417

End of year	$344,667,603	$349,940,681

Undistributed (distributions in excess of) net investment income, end of year	$984,527	$(1,724,564)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.
[2] Consolidated Statements of Changes.

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Multi-Sector Income Trust (BIT)
Increase (Decrease) in Net Assets:	Year Ended October 31, 2014	Period February 27, 2013[1] to October 31, 2013

Operations
Net investment income	$62,745,166	$38,588,756
Net realized gain (loss)	2,105,011	(10,846,530)
Net change in unrealized appreciation/depreciation	24,407,361	(764,214)

Net increase in net assets resulting from operations	89,257,538	26,978,012

Distributions to Shareholders From[2]
Net investment income	(53,805,642)	(26,851,648)
Return of capital	—	(4,534,977)

Decrease in net assets resulting from distributions to shareholders	(53,805,642)	(31,386,625)

Capital Share Transactions
Net proceeds from the issuance of shares	—	686,096,414
Net proceeds from the underwriter’s over allotment option exercised	—	46,120,006

Net increase in net assets derived from capital share transactions	—	732,216,420

Net Assets
Total increase in net assets	35,451,896	727,807,807
Beginning of period	727,907,819	100,012

End of period	$763,359,715	$727,907,819

Undistributed (distributions in excess of) net investment income, end of period	$856,831	$(589,378)

[1] Commencement of operations.
[2] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	55

Statements of Cash Flows

Year Ended October 31, 2014	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)[1]	BlackRock Multi-Sector Income Trust (BIT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$145,152,438	$14,646,631	$89,257,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	1,368,368	556,339	242,848
(Increase) decrease in swap receivable	229,972	26,006	(319,290)
(Increase) decrease in cash pledged for centrally cleared swaps	4,515,000	145,000	(525,000)
(Increase) decrease in cash pledged as collateral for OTC derivatives	(500,000)	600,000	—
(Increase) decrease in cash pledged as financial futures contracts	1,310,940	—	(669,000)
Decrease in cash pledged as collateral for reverse repurchase agreements	1,333,000	—	1,491,221
(Increase) decrease in prepaid expenses	20,550	8,098	(2,236)
Increase in variation margin receivable on financial futures contracts	(58,644)	—	(191,451)
(Increase) decrease in dividends receivable	1,952	—	(80,787)
Increase in variation margin receivable on centrally cleared swaps	(376,026)	—	(5,443)
(Increase) decrease in swap premiums paid	590,494	—	(2,897)
Increase (decrease) in swaps payable	(111,210)	—	357,461
Increase (decrease) in investment advisory fees payable	20,644	(5,330)	125,162
Increase (decrease) in interest expense payable	888,740	(6,737)	107,427
Increase in other liabilities	—	—	832,628
Increase (decrease) in other accrued expenses payable	(60,418)	(86,723)	11,111
Increase in Officer’s and Trustees’ fees payable	74,209	16,382	1,782
Increase (decrease) in swap premiums received	141,464	(1,020,061)	(934,325)
Increase in variation margin payable on financial futures contracts	400,503	—	—
Increase in cash received as collateral for reverse repurchase agreements	—	—	873,000
Increase in cash received as collateral for OTC derivatives	40,000	—	60,000
Increase (decrease) in variation margin payable on centrally cleared swaps	(24,452)	(1,943)	75,066
Net realized gain (loss) on investments and options written	(8,555,263)	(7,813,904)	815,454
Net unrealized gain (loss) on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(34,344,187)	12,519,912	(24,497,569)
Amortization of premium and accretion of discount on investments	5,215,247	(1,113,024)	(13,539,319)
Premiums received from options written	9,444,187	—	205,679
Proceeds from sales of long-term investments and principal paydowns	732,826,768	322,539,904	377,684,232
Purchases of long-term investments	(695,497,112)	(315,029,657)	(491,722,566)
Net proceeds from sales (purchases) of short-term securities	(283,824)	747,624	(8,155,093)
Premiums paid on closing options written	(9,043,829)	—	(1,328)

Net cash provided by (used for) operating activities	154,719,511	26,728,517	(68,505,695)

Cash Used for Financing Activities
Proceeds from bank borrowings	—	189,000,000	—
Payments on bank borrowings	—	(196,000,000)	—
Net borrowing of reverse repurchase agreements	(50,622,478)	—	123,643,052
Cash dividends paid to shareholders	(104,531,085)	(19,920,832)	(53,846,343)
Increase (decrease) in bank overdraft	26,363	(46,524)	—

Net cash provided by (used for) financing activities	(155,127,200)	(26,967,356)	69,796,709

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(2)	$(538)	$(18,358)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	(407,691)	(239,377)	1,272,656
Cash and foreign currency at beginning of year	407,790	999,623	567,975

Cash and foreign currency at end of year	$99	$760,246	$1,840,631

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,584,118	$1,202,114	$3,862,698

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Credit Allocation Income Trust (BTZ)

	Year Ended October 31,
	2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.99	$15.37		$13.94		$14.46		$12.64

Net investment income[1]	0.99	0.97		0.94		0.88		0.85
Net realized and unrealized gain (loss)	0.35	(0.37)		1.43		(0.54)		2.14
Distributions to Preferred Shareholders from net investment income	—	—		—		(0.01)		(0.07)

Net increase from investment operations	1.34	0.60		2.37		0.33		2.92

Distributions to Common Shareholders from:[2]
Net investment income	(0.97)	(0.98)		(0.94)		(0.85)		(0.81)
Return of capital	—	—		—		—		(0.29)

Total distributions	(0.97)	(0.98)		(0.94)		(0.85)		(1.10)

Net asset value, end of year	$15.36	$14.99		$15.37		$13.94		$14.46

Market price, end of year	$13.54	$12.97		$14.23		$12.08		$13.02

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.11%	4.86%		18.35%		3.28%		25.16%

Based on market price	12.18%	(2.01)%		26.44%		(0.60)%		29.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.11%	1.15%	[4]	1.20%	[5]	1.09%	[6]	1.12%	[6]

Total expenses after fees waived and paid indirectly	1.11%	1.15%	[4]	1.20%	[5]	1.09%	[6]	1.11%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense	0.96%	1.00%	[4]	1.07%	[5]	0.99%	[6]	1.07%	[6]

Net investment income	6.48%	6.43%		6.53%		6.25%	[6]	6.33%	[6]

Distributions to Preferred Shareholders	—	—		—		0.09%		0.50%

Net investment income to Common Shareholders	6.48%	6.43%		6.53%		6.16%		5.83%

Supplemental Data
Net assets Applicable to Common Shareholders, end of year (000)	$1,660,442	$1,619,703		$796,836		$722,337		$749,360

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		—		$231,000

Borrowings outstanding, end of year (000)	$759,752	$812,028		$373,716		$339,303		$—

Average borrowings outstanding, during the year (000)	$733,661	$724,537		$312,634		$182,843		$63,660

Portfolio turnover rate	29%	43%		37%		54%		64%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—	—		—		—		$106,104

Asset coverage, end of year per $1,000	$3,186	$2,995		$3,132		$3,129		—

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.15%, 1.15% and 1.00%, respectively.

[5]

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.02%, respectively.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	57

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Year Ended October 31,
	2014[1]	2013[1]	2012[1]		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.79	$14.52	$13.97		$14.48		$13.29

Net investment income[2]	0.84	0.94	0.97		1.00		0.97
Net realized and unrealized gain (loss)	(0.22)	0.38	0.68		(0.42)		1.09
Distributions to Preferred Shareholders from net investment income	—	—	—		(0.00)[3]		(0.04)

Net increase from investment operations	0.62	1.32	1.65		0.58		2.02

Distributions from net investment income[4]	(0.84)	(1.05)	(1.10)		(1.09)		(0.83)

Net asset value, end of year	$14.57	$14.79	$14.52		$13.97		$14.48

Market price, end of year	$13.18	$14.12	$15.07		$13.00		$14.52

Total Return Applicable to Common Shareholders[5]
Based on net asset value	4.60%	9.37%	12.37%		4.03%		15.55%

Based on market price	(0.89)%	0.60%	25.33%		(3.46)%		22.41%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.57%	1.66%		1.73%	[6]	1.43%	[6]

Total expenses after fees waived and paid indirectly	1.52%	1.57%	1.61%		1.60%	[6]	1.25%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.18%	1.19%	1.25%	[7]	1.24%	[6]	1.15%	[6]

Net investment income	5.71%	6.39%	6.87%		6.95%	[6]	7.01%	[6]

Distributions to Preferred Shareholders	—	—	—		0.03%		0.27%

Net investment income to Common Shareholders	5.71%	6.39%	6.87%		6.92%		6.74%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$344,668	$349,941	$343,282		$329,831		$341,436

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$58,800

Borrowings outstanding, end of year (000)	$145,000	$152,000	$145,000		$122,000		$38,000

Average borrowings outstanding, during the year (000)	$131,570	$138,337	$126,186		$120,334		$24,321

Portfolio turnover rate	64%	72%	65%		89%		87%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year (000)	—	—	—		—		$170,174

Asset coverage, end of year per $1,000	$3,377	$3,302	$3,367		$3,704		—

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	For the year ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14%.

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock Multi-Sector Income Trust (BIT)

	Year Ended October 31, 2014	Period February 27, 2013[1] to October 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$18.95	$19.10	[2]

Net investment income[3]	1.62	1.02
Net realized and unrealized gain (loss)	0.70	(0.35)

Net increase from investment operations	2.32	0.67

Distributions from:[4]
Net investment income	(1.40)	(0.70)
Return of capital	—	(0.12)

Total distributions	(1.40)	(0.82)

Net asset value, end of period	$19.87	$18.95

Market price, end of period	$17.79	$17.04

Total Return[5]
Based on net asset value	13.40%	4.04%	[6]

Based on market price	12.91%	(10.66)%	[6]

Ratios to Average Net Assets
Total expenses	2.04%	1.67%	[7]

Total expenses after fees waived and paid indirectly	2.04%	1.67%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.52%	1.33%	[7]

Net investment income	8.27%	8.05%	[7]

Supplemental Data
Net assets, end of period (000)	$763,360	$727,908

Borrowings outstanding, end of period (000)	$707,294	$552,040

Average borrowings outstanding, during the period (000)	$593,978	$397,402

Portfolio turnover rate	29%	77%	[8]

Asset coverage, end of period per $1,000	$2,079	$2,319

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 54%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	59

Notes to Financial Statements

1. Organization:

BlackRock Credit Allocation Income Trust (“BTZ”), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT”) (collectively, the “Trusts” or individually as a “Trust”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Trusts are organized as Delaware statutory trusts. The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganization: The Board and shareholders of BTZ and the respective Boards of Directors and Boards of Trustees and shareholders of each of BlackRock Credit Allocation Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II, Inc. (“PSY”) and BlackRock Credit Allocation Income Trust III (“BPP”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into BTZ pursuant to which BTZ acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of BTZ in a merger transaction.

Each shareholder of a Target Fund received Common Shares of BTZ in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on December 7, 2012, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of BTZ in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BTZ
PSW	10,311,941	0.74476327	7,679,944
PSY	40,807,418	0.80162384	32,712,181
BPP	18,467,785	0.85922134	15,867,889

Each Target Fund’s net assets and composition of net assets on December 7, 2012, the valuation date of the reorganization were as follows:

	Target Funds
	PSW	PSY	BPP
Net assets	$117,764,870	$501,609,101	$243,318,554
Paid-in capital	$220,759,069	$855,557,957	$421,683,737
Undistributed (distributions in excess of) net investment income	$(271,460)	$(379,634)	$(20,963)
Accumulated net realized loss	$(117,819,600)	$(415,840,977)	$(201,649,795)
Net unrealized appreciation (depreciation)	$15,096,861	$62,271,755	$23,305,575

For financial reporting purposes, assets received and shares issued by BTZ were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of BTZ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the BTZ before the acquisition were $794,732,940. The aggregate net assets of BTZ immediately after the acquisition amounted to $1,657,424,622. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
PSW	$173,824,678	$158,779,261
PSY	$728,147,930	$666,028,086
BPP	$354,504,965	$331,424,010

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 10, 2012.

Assuming the acquisition had been completed on November 1, 2012, the beginning of the fiscal reporting period of BTZ, the pro forma results of operations for the year ended October 31, 2013, are as follows:

•	Net investment income: $104,977,862

•	Net realized and change in unrealized gain/loss on investments: $(41,452,879)

•	Net increase/decrease in net assets resulting from operations: $63,524,983

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the BTZ Statement of Operations since December 10, 2012.

Reorganization costs incurred in connection with the reorganization were expensed by BTZ.

60	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Basis of Consolidation: The accompanying consolidated financial statements of BGT include the accounts of BGT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of BGT. The Taxable Subsidiary enables BGT to hold an investment in an operating company and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BGT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BGT. BGT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary at October 31, 2014 were 0.06% of BGT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BGT.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with

ANNUAL REPORT	OCTOBER 31, 2014	61

Notes to Financial Statements (continued)

a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trusts’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, swaps and options written) or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of each Trust’s distributions paid during the year.

62	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may subsequently have to reinvest the proceeds at lower interest rates. If the Trusts have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and

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Notes to Financial Statements (continued)

POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trusts may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Trusts may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Trusts may invest in floating rate loan interests. The floating rate loan interests held by the Trusts are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When the Trusts purchase a floating rate loan interest, they may receive a facility fee and when it sells a floating rate loan interest, they may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

64	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of October 31, 2014, the Trusts had the following unfunded floating rate loan interests:

BGT
Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Advantage Sales & Marketing, Inc. Delayed Draw Term Loan	20,242	$20,127	$20,050	$(77)
Onex York Acquisition Corp. Delayed Draw Term Loan	126,234	$126,234	$125,367	$(867)
Ziggo BV Term Loan B2A	50,818	$50,639	$49,452	$(1,187)
Ziggo BV Term Loan B3	1,040,075	$1,035,378	$1,012,129	$(23,249)

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Trusts may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, TBA commitments may be entered into by the Trusts under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedules of Investments. Typically, the Trusts are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Trust are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. The Trusts accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face

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Notes to Financial Statements (continued)

value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Trusts may receive a fee for use of the security by the counterparty, which may result in interest income to the Trusts.

Reverse repurchase transactions are entered into by the Trusts under Master Repurchase Agreements (each, an “MRA”), which permit the Trusts, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trusts. With reverse repurchase transactions, typically the Trusts and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trusts receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trusts upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trusts are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of October 31, 2014:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$86,576,487	$(86,576,487)	—	—
BNP Paribas S.A.	147,681,816	(147,681,816)	—	—
Credit Suisse Securities (USA) LLC	271,313,931	(271,313,931)	—	—
Deutsche Bank Securities, Inc.	28,971,379	(28,971,379)	—	—
HSBC Securities (USA), Inc.	11,969,499	(11,969,499)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,071,392	(10,071,392)	—	—
RBC Capital Markets LLC	76,381,524	(76,381,524)	—	—
UBS AG London	126,785,911	(126,785,911)	—	—

Total	$759,751,939	$(759,751,939)	—	—

[1]

Net collateral with a value of $805,840,914 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[2]	Cash Collateral Pledged	Net Amount
Barclays Bank PLC	$23,255,099	$(23,255,099)	—	—
Barclays Capital, Inc.	230,991,608	(230,991,608)	—	—
BNP Paribas Securities Corp.	83,776,708	(83,776,708)	—	—
Credit Suisse Securities (USA) LLC	4,857,170	(4,857,170)	—	—
Deutsche Bank Securities, Inc.	279,209,625	(279,209,625)	—	—
JPMorgan Securities LLC	7,692,505	(7,692,505)
RBC Capital Markets	2,595,606	(2,595,606)	—	—
UBS Securities LLC	74,915,582	(74,915,582)	—	—

Total	$707,293,903	$(707,293,903)	—	—

[2]

Net collateral with a value of $765,290,016 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

66	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments including interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended October 31, 2014 were as follows:

	Calls			Puts
BTZ	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	416	—	$103,235	3,500	$422,600	$7,143,141
Options written	—	$73,600	3,513,480	10,646	73,600	5,930,707
Options exercised	—	—	—	(1,834)	—	(512,438)
Options expired	—	—	—	(7,450)	—	(871,345)
Options closed	(416)	(73,600)	(3,616,715)	(1,466)	(89,600)	(4,235,095)

Outstanding options, end of year	—	—	—	3,396	$406,600	$7,454,970

ANNUAL REPORT	OCTOBER 31, 2014	67

Notes to Financial Statements (continued)

	Calls			Puts
BIT	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	25	—	$2,149	1,031	—	$203,530
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	(966)	—	(194,818)
Options closed	(25)	—	(2,149)	(25)	—	(2,774)

Outstanding options, end of year	—	—	—	40	—	$5,938

Swaps: The Trusts enter into swap agreements in which the Trusts and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

68	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2014
		BTZ		BGT		BIT
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums received; Investments at value — unaffiliated[2]; Options written at value	$4,787,839	$(7,828,916)	—	—	$8,479	$(783,336)
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	—	—	$224,861	$(33,770)	171,580	(140,607)
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	1,638,874	(2,380,057)	—	—	1,270,110	(788,827)

Total		$6,426,713	$(10,208,973)	$224,861	$(33,770)	$1,450,169	$(1,712,770)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2014
	BTZ	BGT	BIT	BTZ	BGT	BIT
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/ Depreciation on
Interest rate contracts:
Financial futures contracts	$(3,034,410)	—	$(3,487,491)	$1,924,960	—	$(32,016)
Swaps	(8,655,901)	—	4,091	(1,681,583)	—	(83,228)
Options[3]	(1,798,024)	—	(165,625)	440,336	—	(9,312)
Foreign currency exchange contracts:
Foreign currency transactions/ translations	64,446	$241,903	141,311	(19,412)	$(330,366)	(702,611)
Credit contracts:
Swaps	(2,012,158)	(1,401,406)	452,960	175,052	457,695	(35,883)
Equity contracts:
Options[3]	(4,158,824)	—	—	1,325,641	—	—

Total	$(19,594,871)	$(1,159,503)	$(3,054,754)	$2,164,994	$127,329	$(863,050)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BTZ		BGT	BIT
Financial futures contracts:
Average number of contracts purchased	1,980		—	436	[1]
Average number of contracts sold	1,671		—	443
Average notional value of contracts purchased	$270,670,098		—	$105,780,814	[1]
Average notional value of contracts sold	$253,516,594		—	$58,812,596
Forward foreign currency exchange contracts:
Average number of contracts — U.S. dollars purchased	1		4	5
Average number of contracts — U.S. dollars sold	1	[1]	2	3
Average USD amounts purchased	$962,994		$45,006,474	$52,637,359
Average USD amounts sold	$947,494	[1]	$2,915,416	$1,126,309
Options:
Average number of option contracts purchased	3,607		26	16
Average number of option contracts written	962		—	16
Average notional value of option contracts purchased	$28,842,500		$24,514	$40,625
Average notional value of option contracts written	$20,685,000		—	$40,625
Average number of swaption contracts purchased	6		—	—
Average number of swaption contracts written	1		—	—
Average notional value of swaption contracts purchased	$415,100,000		—	—
Average notional value of swaption contracts written	$410,600,000		—	—
Credit default swaps:
Average number of contracts — buy protection	20		1	2
Average number of contracts — sell protection	16		11	2
Average notional value — buy protection	$119,124,523		$687,500	$11,794,625
Average notional value — sell protection	$69,519,175		$3,082,584	$10,899,750

ANNUAL REPORT	OCTOBER 31, 2014	69

Notes to Financial Statements (continued)

	BTZ	BGT	BIT
Interest rate swaps:
Average number of contracts — pays fixed rate	9	—	1
Average number of contracts — receives fixed rate	1	—	2
Average notional value — pays fixed rate	$263,136,250	—	$87,500
Average notional value — receives fixed rate	$11,350,000	—	$5,253,000

[1]	Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform.

With exchange-traded purchased options, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define their contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, the Trusts bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, the Trusts bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

70	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

As of October 31, 2014, the Trusts’ derivative assets and liabilities (by type) are as follows:

	BTZ		BGT		BIT
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$273,562	$400,503	—	—	$208,795	—
Forward foreign currency exchange contracts	—	—	$224,861	$33,770	171,580	$140,607
Options[1]	3,369,343	2,444,259	—	—	3,750	250
Swaps — Centrally cleared	376,026	—	—	—	5,443	78,574
Swaps — OTC[2]	1,638,874	2,380,057	—	—	1,274,607	632,463

Total derivative assets and liabilities in the Statements of Assets and Liabilities	5,657,805	5,224,819	224,861	33,770	1,664,175	851,894

Derivatives not subject to an master netting agreement of similar agreement (“MNA”)	(1,445,525)	(931,128)	—	—	(217,988)	(78,824)

Total derivative assets and liabilities subject to an MNA	$4,212,280	$4,293,691	$224,861	$33,770	$1,446,187	$773,070

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Trusts’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trusts as of October 31, 2014:

BTZ
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$33,168	$(33,168)	—	—	—
BNP Paribas S.A.	24,967	—	—	—	$24,967
Citibank N.A.	200	(96)	—	$(104)	—
Credit Suisse International	393,844	(393,844)	—	—	—
Deutsche Bank AG	411,090	(411,090)	—	—	—
Goldman Sachs Bank USA	336,792	(336,792)	—	—	—
Goldman Sachs International	207,274	(207,274)	—	—	—
JPMorgan Chase Bank N.A.	2,672,575	(2,008,994)	—	(640,000)	23,581
Morgan Stanley Capital Services LLC	441	(291)	—	—	150
Royal Bank of Scotland PLC	88,521	(88,521)	—	—	—
UBS AG	43,408	(28,507)	—	—	14,901

Total	$4,212,280	$(3,508,577)	—	$(640,104)	$63,599

BTZ
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$41,218	$(33,168)	—	—	$8,050
Citibank N.A.	96	(96)	—	—	—
Credit Suisse International	593,380	(393,844)	—	—	199,536
Deutsche Bank AG	857,685	(411,090)	—	$(446,595)	—
Goldman Sachs Bank USA	375,367	(336,792)	—	—	38,575
Goldman Sachs International	229,302	(207,274)	—	—	22,028
JPMorgan Chase Bank N.A.	2,008,994	(2,008,994)	—	—	—
Morgan Stanley Capital Services LLC	291	(291)	—	—	—
Royal Bank of Scotland PLC	158,851	(88,521)	—	—	70,330
UBS AG	28,507	(28,507)	—	—	—

Total	$4,293,691	$(3,508,577)	—	$(446,595)	$338,519

BGT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$14,064	$(14,064)	—	—	—
JPMorgan Chase Bank N.A.	210,797	—	—	—	$210,797

Total	$224,861	$(14,064)	—	—	$210,797

ANNUAL REPORT	OCTOBER 31, 2014	71

Notes to Financial Statements (continued)

BGT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$26,999	$14,064	—	—	$12,935
Deutsche Bank AG	6,771	—	—	—	6,771

Total	$33,770	$14,064	—	—	$19,706

BIT
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$1,438,561	$(682,910)	—	$(660,000)	$95,651
Citibank N.A.	4,729	(71)	—	—	4,658
Credit Suisse International	2,897	(2,897)	—	—	—

Total	$1,446,187	$(685,878)	—	$(660,000)	$100,309

BIT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$682,910	$(682,910)	—	—	—
Citibank N.A.	71	(71)	—	—	—
Credit Suisse International	9,790	(2,897)	—	—	$6,893
Deutsche Bank AG	80,299	—	—	—	80,299

Total	$773,070	$(685,878)	—	—	$87,192

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.

[2]	Excess of the collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of the collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of BTZ’s and BGT’s average weekly (average daily for BIT’s) net assets (including any assets attributable to borrowings) at the following annual rates:

BTZ	0.62%
BGT	0.75%
BIT	0.80%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BGT pays the Manager based on BGT’s net assets, which includes the assets of the Taxable Subsidiary.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor for each Trust and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor for BTZ and BIT pursuant to sub-advisory agreements with the Manager. Each of BFM and BIM received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Trust to the Manager. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM and BFM, with respect to each Trust, expired.

72	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager, to serve as sub-advisor for BIT. The Manager pays BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and Trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended October 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

BTZ
Purchases	$5,803,192
Sales	$274,216

6. Purchases and Sales:

For the year ended October 31, 2014, purchases and sales of investments, including paydowns and excluding short-term securities and U.S. government securities were as follows:

	BTZ	BGT	BIT
Purchases	$561,778,144	$318,653,624	$487,283,819
Sales	$605,107,788	$326,254,196	$380,279,060

For the year ended October 31, 2014, purchases and sales of U.S. government securities were as follows:

BTZ
Purchases	$128,405,696
Sales	$109,934,788

7. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BTZ’s and BGT’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statute of limitations on BIT’s U.S. federal tax returns remains open for the period ended October 31, 2013 and the year ended October 31, 2014. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2014, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, distributions in excess of taxable income, the classification of investments, income recognized from pass-through entities and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BTZ	BGT	BIT
Paid-in capital	$(14,225,327)	—	—
Undistributed net investment income	$(3,273,011)	$2,651,356	$(7,493,315)
Accumulated net realized gain (loss)	$17,498,338	$(2,651,356)	$7,493,315

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

		BTZ	BGT	BIT
Ordinary income	10/31/14	$104,413,172	$19,919,709	$53,805,642
	10/31/13	99,536,463	24,716,431	26,851,648
Tax return of capital	10/31/13	—	—	4,534,977

Total	10/31/14	$104,413,172	$19,919,709	$53,805,642

	10/31/13	$99,536,463	$24,716,431	$31,386,625

ANNUAL REPORT	OCTOBER 31, 2014	73

Notes to Financial Statements (continued)

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT	BIT
Undistributed ordinary income	—	$2,500,339	$6,609,557
Undistributed long-term capital gains	—	—	1,913,717
Capital loss carryforwards	$(378,663,519)	(76,451,577)	—
Net unrealized gains (losses)[1]	147,069,574	(10,446,118)	27,054,986

Total	$(231,593,945)	$(84,397,356)	$35,578,260

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments, the deferral of compensation to directors and investments in wholly owned subsidiaries.

As of October 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT
2015	$56,798,160	—
2016	121,634,930	$14,130,109
2017	158,120,431	45,385,443
2018	31,756,723	16,526,601
2019	10,353,275	409,424

Total	$378,663,519	$76,451,577

During the year ended October 31, 2014, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BTZ	BGT	BIT
$10,703,001	$6,118,169	$2,838,978

As of October 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,262,264,452	$505,118,248	$1,394,696,094

Gross unrealized appreciation	$164,378,947	$2,815,569	$39,190,833
Gross unrealized depreciation	(17,372,188)	(11,587,285)	(13,056,437)

Net unrealized appreciation (depreciation).	$147,006,759	$(8,771,716)	$26,134,396

8. Borrowings:

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of October 31, 2014, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts of $172,000,000.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BGT pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if BGT meets certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of October 31, 2014 are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2014, the daily weighted average interest rates for BGT with loans under the revolving credit agreements, was 0.91%.

For the year ended October 31, 2014, the daily weighted average interest rates from reverse repurchase agreements, were as follows:

Daily Weighted Average Interest Rate
BTZ	0.34%
BIT	0.67%

74	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (concluded)

9. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of October 31, 2014, BIT invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

The Trusts are each authorized to issue an unlimited number of $0.001 par value shares, which may be issued as either Common Shares or Preferred Shares.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended October 31, 2014	Year Ended October 31, 2013
BGT	—	25,384

Shares issued and outstanding increased 56,260,013 from the reorganization for the year ended October 31, 2013 for BTZ.

For BIT, at October 31, 2014, 6,964 shares were owned by affiliates.

Shares issued and outstanding for the period February 27, 2013 to October 31, 2013, increased by 36,006,964 from the initial public offering and 2,414,660 from the underwriters’ exercising the overallotment option for BIT.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend in the following amounts per share on November 28, 2014 to shareholders of record on November 14, 2014:

Common Dividend Per Share
BTZ	$0.0805
BGT	$0.0653
BIT	$0.1167

The Trusts declared a net investment income dividend on December 1, 2014 payable to Common Shareholders of record on December 12, 2014 for the same amounts noted above.

Additionally, the Trusts declared a distribution in the following amounts per share on December 19, 2014 payable to shareholders of record on December 31, 2014 as follows:

Common Dividend Per Share
BTZ	$0.0805
BGT[1]	$0.0993
BIT[2]	$0.2007

[1]	Includes special distribution of $0.0340.
[2]	Includes special distribution of $0.0840.

ANNUAL REPORT	OCTOBER 31, 2014	75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust and BlackRock Multi-Sector Income Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Credit Allocation Income Trust, including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Floating Rate Income Trust, including the consolidated schedule of investments, as of October 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the three years ended October 31, 2014). We have also audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (collectively with the aforementioned funds above, the “Trusts”), including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period February 27, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit Allocation Income Trust as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, the consolidated financial position of BlackRock Floating Rate Income Trust as of October 31, 2014, the results of its consolidated operations and its consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the three years ended October 31, 2014), and the financial position of BlackRock Multi-Sector Income Trust as of October 31, 2014, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for the year then ended and the period February 27, 2013 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Trusts during the fiscal year ended October 31, 2014:

	Payable Dates	BTZ	BGT	BIT
Qualified Dividend Income for Individuals[1]	November 2013 - January 2014	6.11%	—	13.98%
	February 2014 - October 2014	7.53%	—	7.17%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	November 2013 - January 2014	3.90%	—	8.01%
	February 2014 - October 2014	5.84%	—	5.25%
Interest-Related Dividends for Non-US Residents[2]	November 2013 - January 2014	82.59%	76.18%	73.14%
	February 2014 - October 2014	75.27%	65.94%	54.49%

[1]	The Trusts hereby designate the percentage indicated or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

76	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (“BTZ”), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT,” and together with BGT and BTZ, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that, (i) with respect to BGT, BTZ and BIT, the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire or terminate, as applicable, effective July 1, 2014 and (ii) with respect to BTZ and BIT, the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire or terminate, as applicable, effective July 1, 2014. It was also noted that the non-renewal or termination of each Fund’s foregoing sub-advisory agreement(s) would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Board of BIT also considered the approval of the sub-advisory agreement (the “BSL Sub-Advisory Agreement”) among the Manager, BlackRock (Singapore) Limited (the “BSL Sub-Advisor”), and BIT. The Manager and the BSL Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the BSL Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement, and with respect to BIT, its BSL Sub-Advisory Agreement, on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each of BTZ and BGT considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of BTZ and BGT has redeemed 100% of its outstanding AMPS.

ANNUAL REPORT	OCTOBER 31, 2014	77

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, with respect to BTZ and BGT, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. The Board of BIT, including the Independent Board Members, also unanimously approved the continuation of the BSL Sub-Advisory Agreement among the Manager, the BSL Sub-Adviser and BIT for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

78	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and, with respect to BTZ and BGT, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BTZ noted that for each of the one-, three- and five-year periods reported, BTZ ranked in the first quartile against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BTZ.

The Board of BGT noted that for the one-, three- and five-year periods reported, BGT ranked in the third, third and fourth quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BGT. The Board of BGT and BlackRock reviewed and discussed the reasons for BGT’s underperformance during these periods. BGT’s Board was informed that, among other things, the two factors with the greatest impact on performance relative to peers during these periods were BGT’s leverage utilization and higher quality investment style. BGT obtains leverage through a contractual bank line, which limits its ability to obtain leverage beyond 33% of Fund assets. This generally causes BGT to lag during favorable market periods. The investment style of BGT tends to be of higher quality in terms of the average borrower, the structure, terms and conditions of the loans, and the liquidity of the deals the investment team invests in. Over time, Fund management believes this will lead to better risk-adjusted returns, but in strong risk periods when markets and/or lower-quality loan instruments are rising, it can exaggerate the degree of underperformance.

The Board of BGT and BlackRock also discussed BlackRock’s strategy for improving BGT’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve BGT’s performance.

The Board of BIT noted that for the since-inception period reported, BIT ranked in the first quartile against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of its Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements for its Fund and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

ANNUAL REPORT	OCTOBER 31, 2014	79

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (concluded)

The Board of BTZ noted that BTZ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Expense Peers. The Board of BTZ determined that BTZ’s total expense ratio was appropriate in light of the median total expense ratio paid by BTZ’s Expense Peers.

The Board of BGT noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to BGT’s Expense Peers.

The Board of BIT noted that BIT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to BIT’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. The Board of BIT, including the Independent Board Members, also unanimously approved the continuation of the BSL Sub-Advisory Agreement among the Manager, the BSL Sub-Adviser and BIT for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

80	ANNUAL REPORT	OCTOBER 31, 2014

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. AII correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	OCTOBER 31, 2014	81

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	79 RICs consisting of 79 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	79 RICs consisting of 79 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co. Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	79 RICs consisting of 79 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	79 RICs consisting of 79 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	79 RICs consisting of 79 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	79 RICs consisting of 79 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	79 RICs consisting of 79 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

82	ANNUAL REPORT	OCTOBER 31, 2014

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	79 RICs consisting of 79 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustees by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]    Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Trustees[5]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios.	None

[5]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

ANNUAL REPORT	OCTOBER 31, 2014	83

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective June 13, 2014, Randy Robertson became co-portfolio manager of BIT. The other portfolio managers of BIT are Thomas Musmanno and Akiva Dickstein.

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock (Singapore) Limited[3] 079912 Singapore	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

[3]	For BIT.

84	ANNUAL REPORT	OCTOBER 31, 2014

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BTZ	96,827,738	2,547,443	0	96,845,331	2,529,850	0	96,649,962	2,725,219	0
BGT	17,677,722	420,602	0	17,694,558	403,766	0	17,696,367	401,957	0
BIT	33,441,638	315,703	0	33,463,353	293,988	0	33,457,403	299,938	0
	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BTZ	96,711,047	2,664,134	0
BGT	17,696,728	401,596	0
BIT	33,432,806	324,535	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Trust Certification

Each Trust is listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	OCTOBER 31, 2014	85

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as discussed on page 80, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your share holder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

86	ANNUAL REPORT	OCTOBER 31, 2014

Additional Information (concluded)

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

October 31, 2014

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BGT[1]	$0.828120	—	$0.013680	$0.841800	98%	0%	2%	100%

[1]

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2014	87

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-10/14-AR

Item 2 –	Code of Ethics –The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$65,524	$64,000	$0	$0	$45,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$45,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)     The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2014.

(a)(1) The Fund is managed by a team of investment professionals comprised of Akiva Dickstein, Director at BlackRock, Thomas Musmanno, CFA, Managing Director at BlackRock and Randy Robertson, Managing Director at BlackRock. Messrs. Dickstein, Musmanno and Robertson are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Dickstein and Musmanno have been members of the Fund’s portfolio management team since 2013. Mr. Robertson has been a member of the Fund’s portfolio management team since 2014.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Thomas Musmanno, CFA	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.
Randy Robertson	Managing Director of BlackRock since 2009; Managing Director of Wachovia Capital Markets from 1999 to 2009.

(a)(2) As of October 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	8	26	107	0	1	3
	$4.19 Billion	$8.43 Billion	$45.94 Billion	$0	$266.0 Million	$1.21 Billion
Thomas Musmanno	12	14	167	0	2	0
	$8.64 Billion	$4.88 Billion	$48.49 Billion	$0	$1.81 Billion	$0
Randy Robertson	0	6	0	0	1	0
	$0	$482.0 Million	$0	$0	$14.36 Million	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein and Robertson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein and Robertson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Thomas Musmanno, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Randy Robertson	No Benchmarks

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Dickstein, Musmanno and Robertson have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$1 - $10,000
Thomas Musmanno	$10,001 - $50,000
Randy Robertson	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date:	January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date:	January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date:	January 2, 2015